UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2012 – DECEMBER 31, 2012 (Annual Shareholder Report)

The Report relates solely to GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, GW&K Municipal Bond Fund, Skyline Special Equities Portfolio, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Renaissance Large Cap Growth Fund, Yacktman Focused Fund and Yacktman Fund, each a series of AMG Trust (the “Trust”). The Report does not relate to any other series of the Trust.

Item 1.	Reports to Shareholders

Annual Report

Managers AMG Funds

December 31, 2012

TimesSquare
Capital Management, LLC

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

Managers
Investment Group

AR012-1212

Managers AMG Funds

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

ABOUT YOUR FUND’S EXPENSES	1

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	2

TimesSquare Mid Cap Growth Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	17

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	19
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	20
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	21
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	22
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	24

NOTES TO FINANCIAL STATEMENTS	25
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

TRUSTEES AND OFFICERS	32

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$1,083	$5.50
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33

Premier Class Shares
Based on Actual Fund Return	1.15%	$1,000	$1,082	$6.02
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.84
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.06%	$1,000	$1,088	$5.56
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.38
Premier Class Shares
Based on Actual Fund Return	1.26%	$1,000	$1,087	$6.61
Hypothetical (5% return before expenses)	1.26%	$1,000	$1,019	$6.39

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

1

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

THE YEAR IN REVIEW

For the year ending December 31, 2012, the Fund’s Institutional Class returned 13.10%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 14.59%.

Looking back on the U.S. equity markets, 2012 was a Rip Van Winkle year during which one almost wished to have fallen asleep on January 1 and to have not awakened until December 31. Having done so, one would have seen strong double-digit returns for all the major size and style indices in the 16% to 18% range. Unemployment fell from 8.5% to 7.8%, home prices steadily rose throughout the year, annual automotive sales reached its highest level in five years, and inflation declined from over 3% to under 2%. Meanwhile the Federal Reserve maintained its zero interest rate policy and national elections decisively maintained the status quo in terms of the President as well as majorities in both the House and Senate. Globally, despite concerns to the contrary, the Euro remained intact and many of markets that lagged in 2011 — such as Greece — took the lead in 2012.

Those that stayed awake for 2012, however, saw many sources for potential insomnia. While the unemployment rate dipped, it remained well above the Fed’s target of 6.5% — the finishing line for its ongoing monetary stimulus activities. Although November’s elections were decisive, the Presidential and Congressional races were hotly contested with a host of economic policies as central issues. Not the least of which was the Affordable Care Act (health care reform) that was enacted in 2010 but formally upheld by the Supreme Court in June 2012. Many corporations restrained expenditures pending clarity on fiscal and monetary policies, which in part resulted in the Institute for Supply Management’s measure of manufacturing activity bounced between expansion and contraction over the last seven months with half of the industries in decline — a sign of an uneven recovery. Gauges of consumer confidence and sentiment closed 2012 at the same or higher levels than they began the year, though both fell sharply in the final months. By one extent, 2012 did not officially come to a close until January 2, 2013. That was when the U.S. government finally reached some measure of accommodation on the “fiscal cliff” — an issue that weighed on the economy for the latter part of 2012 — and passed the American Taxpayer Relief Act of 2012.

Among small to mid-cap growth stocks in 2012, returns came from a variety of areas. Sector performance was mixed with the economically sensitive materials & processing as well as the more stable health care outperforming. There was a similar mix of “offense” and “defense” at the other end of the return scale, with energy and utilities lagging all other sectors. Valuation was generally preferred with the value indices ahead of their growth counterparts, and even among growth stocks the lower valuation ones performed better than higher valuations. Lastly, while the market was up sharply for the year, those stocks with lower risk — as defined by their lower beta — outperformed riskier stocks.

In this environment, the Portfolio underperformed the Russell 2000® Growth benchmark in 2012. During the year, the Portfolio benefited from stock selection in the producer durables, technology, consumer staples and health care sectors. Results were mixed from the financial services sector while our positioning in the consumer discretionary and energy sectors detracted this year.

Our producer durables holdings powered the Portfolio ahead of the benchmark throughout the year. The top contributor from this sector was On Assignment, the professional staffing specialist for information technology (IT), medical and engineering placements. At the beginning of the year, On Assignment reported better-than-expected results and forward guidance. There were strong employment trends in professional job categories — especially IT, strong bill rate increases due to a shortage of skilled workers, and secular growth for temporary staffing. The demand for On Assignment’s service continued, as did demand for its stock, which was evident during the company’s secondary offering in the third quarter. By the end of the year On Assignment had posted an 81% gain. Climbing 34% was CoStar Group, the provider of information, marketing and analytic services to the commercial real estate industry in the U.S. and U.K. In the second quarter CoStar arrived at a settlement with the Federal Trade Commission enabling it to move forward with the acquisition of LoopNet, an online commercial real estate listing service. That allowed CoStar to focus on cost synergies and new cross-selling revenue opportunities. Genesee & Wyoming began the year on a slow track but sped up by the end. The freight railroad reported a volume decline — primarily coal — in the first quarter, in part because of a track disruption as repairs to the Edith River Bridge in Australia took longer than expected. Later in the year, Genesee & Wyoming announced the acquisition of RailAmerica, Inc., which would combine the largest short line and regional freight railroads in North America. The savings from the new combination’s tax treatment and financing should prove beneficial to free cash flow and earnings next year and beyond. In December, the Department of Transportation’s Surface Transportation Board formally approved the deal, it closed prior to year-end, and Genesee & Wyoming ended with a 26% price gain. Leading a late in the year charge was Generac Holdings with a 58% return. The commercial and residential generator manufacturer began the fourth quarter preannouncing impressively higher earnings and forward guidance and then issued a report backing up that confidence. This was before superstorm Sandy highlighted the fact that only 2.5% of homes had automatic standby generators, pointing to Generac’s large potential market. 2012 was less favorable to our positions in Clean Harbors and Angie’s List. An industrial waste treatment and disposal company, Clean Harbors

2

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

saw slowdowns for most of the year from its end markets in the energy sector, particularly the Canadian oil sands. The pressure on its stock price lifted toward the end of the year when Clean Harbors announced the acquisition of Safety-Kleen, a leading provider of environmental and recycling services. That deal should be immediately accretive to earnings and made Clean Harbors the largest hazardous waste recycle and disposal company in the U.S. Still, the earlier weakness led to a -14% price decline for 2012. Angie’s List, the consumer rating and review service geared toward local commerce, showed better-than-expected revenues, but earnings fell short of expectations as a result of higher expenses from its new e-commerce offering. However, Angie’s List saw notable growth in the number of service providers wishing to be part of its “Big Deal” online storefront and we remained confident with regards to its fast-growing subscription model, though its share price was down -26%.

As was often the case, the technology sector was home to significant highs and lows in the Portfolio, though this year the overall effect contributed to our relative performance. The largest position in the Portfolio, Ultimate Software Group, notched a 45% gain. A leading provider of combined payroll and human resources software solutions, Ultimate repeatedly reported revenues and earnings above expectations. Several new, large client bookings accelerated growth and should continue to do so since Ultimate’s annual client retention rate exceeded 95%. Bringing light to the Portfolio was Cymer Inc., a developer of lasers used by photolithography machines in semiconductor fabrication process. Earlier in the year Cymer announced significant progress developing Extreme Ultra Violet (EUV) lasers, which will power the next generation of lithography. Then in the fourth quarter the dominant manufacturer of photolithography machines — ASML Holdings — announced an agreement to acquire Cymer. The company’s stock soared 61% before we sold the position. On the downward slope this year was Volterra Semiconductor with a price decline of -33%. A designer of integrated power management semiconductors, Volterra was our holding with the most direct exposure to PC and notebook sales, which have been on the wane. At the end of the year, that caused the company to reduce its forward guidance and caused us to reevaluate Volterra’s place in the Portfolio. Also detracting was Active Network, the technology provider for managing events and facilities. During the second half of 2012, management reduced forward guidance repeatedly. When we initially purchased the stock earlier in the first quarter, we had been attracted to Active Network’s stable business model. But with management’s failure to maintain that consistency, we lost faith in their abilities. Thus we sold the position early in the fourth quarter, but not before the position sustained a -66% decline for the partial year. As the year ended, Ebix, Inc. shed -26% of its market value when rumors surfaced that the company was under SEC scrutiny for its accounting practices. In our view, and after reexamining the issue with the company, those concerns seemed unfounded. Unfortunately this type of volatility was not unusual for Ebix, which provides insurance carriers, brokers, and third parties a unified end-to-end platform for insurance transactions.

In the consumer staples sector we benefited from holding United Natural Foods, the national distributor of natural, organic and specialty foods. Early in 2012 its recent contract with Safeway ramped up as planned and United Natural Foods implemented an improved warehouse management system. Combined with strong revenue growth and constant operating margins, United Natural Foods gained 45% for the year.

The health care sector treated the Portfolio well during the year. During the second quarter, pharmacy benefit manager Catalyst Health Solutions reported inline results though in mid-April its shares jumped on news it was being acquired by SXC Health Solutions. We booked the 64% gain and liquidated our position. Sirona Dental Systems was quiet during the first half of the year when growth in its core European market was positive, but slower than last year due to a challenging economic environment. Growth later accelerated for the dental equipment manufacturer and in the second half Sirona reported better-than-expected results, very strong internal growth across nearly all geographic regions, and increased forward guidance. That brightened its stock price by 46%. Also seeing a share price lift was Air Methods, a provider of air medical emergency transport services. Mid-year the company preannounced significantly better-than-expected earnings arising from decreases in flight-related cancellations, improved pricing, lower maintenance costs and continued expansion of its community-based services. Later, Air Methods reported earnings just above its preannounced range and the holding ended the year with a 40% gain. Another example was Brookdale Senior Living, an owner and operator of assisted living, independent living and continual-care residential communities. Brookdale reported strong results with earnings above expectations. Occupancy levels increased and although management maintained the fiscal year guidance, they seemed incrementally more positive than in prior reports. The recovering housing market likely helped since entrance fees for Brookdale’s facilities often were paid by new customers from their home sales proceeds. Brookdale’s stock price climbed 45%. More challenging was our position in IPC The Hospitalist, a provider of hospitalist physicians. IPC began the year by reporting lower-than-expected revenues and earnings caused by lighter patient volumes in certain practices around the U.S., combined with elevated staffing costs and start-up expenses. The stock recovered mid-year when after missing consensus estimates for three quarters in a row, IPC outpaced estimates and set manageable guidance for the remainder of the year. However, lower patient volumes occurred again, which in turn led IPC at the end of the year to lower forward revenue and earnings guidance. The end result was a -13% annual stock return.

The financial services ledger had a mix of credits and debits to the Portfolio’s relative performance this year. Strength arose primarily from one of our long-term Top 10 holdings — WEX Inc., which formerly was known as Wright Express. The vehicle fleet card service company reported that credit losses remained very low and it also was helped by higher gas prices. In addition, WEX made several recent acquisitions — notably Fleet One in the third quarter — to complement its fleet business segment and expand its non-fleet operations internationally. By the end of the year, WEX’s price had climbed 39%. Portfolio Recovery Associates, which purchases and manages portfolios of defaulted and bankrupt consumer debt for corporate and government lenders, claimed a 69% return. The company produced earnings and revenues ahead of estimates mid-year, prompted by strong collections trends and a sequential 31% increase in the size of its collection portfolio. Management also expanded the size of its credit line by $51 million, providing the flexibility to take advantage of additional attractive purchasing opportunities. Property catastrophe reinsurer Montpelier

3

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

Re Holdings saw a 31% stock price gain. Early in the year the company reported that it had earned as much in the first quarter as it had lost in all of 2011 — the greatest year of insured catastrophe losses in history. Then at the end of the year, Montpelier Re reported that its losses arising from superstorm Sandy would be lower than anticipated. Detracting from performance was Higher One, which provides licensed software and services to higher education institutions, allowing them to outsource the entire financial aid credit & disbursement process. Results early in the year were dragged down by lower enrollments from the Fall of 2011. We expected the company to return to its former positive trajectory, but then in the fourth quarter Higher One reported weak results and reduced forward guidance on the back of higher expenses from new initiatives. That also reduced management’s visibility into future revenue and with their difficulty stabilizing Higher One’s business, we exited the position though incurred a -53% price decline. Another negative in this sector was Cardtronics Inc., the largest non-bank operator of ATMs and other financial service kiosks. While Cardtronics reported strong internal growth and cash flows, it also noted that an increased use of lower interchange networks would likely compress margins in the future. In the near term, that compressed its stock price by -12% this year.

The consumer discretionary sector held more than its share of weakness for the Portfolio. Case in point was Vera Bradley, a leading designer, producer and retailer of stylish and affordable handbags and accessories for women. Early in the year the company reduced its forward guidance because of rising cotton prices and the timing of selling, general and administrative expenses. Vera Bradley’s stock price remained range bound for the rest of the year and ended with a -23% showing. Similarly, for-profit education provider National American University Holdings started the year on the wrong foot. While student enrollment had been trending up, spending on growth initiatives weighed on the stock. Business development and physical campus opening expenses were expected to remain high for its fiscal 2012, and its stock price retreated by -47%. Our other for-profit education provider, American Public Education, saw a price decline of -16%. In American Public’s case, investor were concerned regarding the likely reduction of government tuition assistance program for active-duty military, as well as slower-than-expected benefits from its service arrangement with Wal-Mart. Menswear retailer Jos. A Bank Clothiers saw its price hemmed back by -13% on disappointing quarterly results at the end of the year. With many stores in the Northeast, store activity was curtailed by superstorm Sandy and the company drove sales with promotional discounts that cut into its gross margin. While we expect gross margins to rebound, we will be closely watching for that improvement. Much better was

Arbitron Inc., which climbed 37% when the media and marketing information services company agreed to be acquired by Nielsen Holdings in December. The companies offer complementary services and the deal price was very close to our target valuation, so we began selling the position.

The energy sector was especially difficult for the Portfolio this year. In the second quarter, Key Energy Services, an onshore rig-based well servicing contractor, prereleased lower operational guidance. This revision to guidance arose primarily from slower U.S. onshore growth in the liquid shale markets. Key’s international outlook was unchanged, with strong revenue growth as they continue to expand in Mexico, Colombia, and Bahrain. However, the market drilled Key’s stock by -55%. The independent oil & gas exploration & production company Swift Energy saw a -48% price decline in 2012. Mid-year the company reported high levels of production, but a larger percentage of natural gas — with its lower commodity prices — led Swift to miss earnings estimates. Later in the summer, Hurricane Isaac caused production delays in Swift’s Texas and Louisiana fields. We sold our position in the oil & gas service company Newpark Resources when its drilling fluids business suffered from a slowdown in drilling activity and extreme price inflation from barite shortages. Newpark’s stock had declined by -41% before we exited at the end of June. Pumping up results in this sector was a 29% gain for Gulfport Energy. The independent oil & gas exploration & production company reported record production levels from its Utica Shale natural gas wells located in eastern Ohio.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/12 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in netasset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the TimesSquare Small Cap Fund — Institutional Class on December 31, 2002, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is the average annual return. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund would have been lower had certain expenses not been reduced. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

4

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
TimesSquare Small Cap Growth Fund[2,3]
Institutional Class	13.10%	6.30%	11.66%
Premier Class	12.95%	6.20%	11.55%
Russell 2000® Growth Index[4]	14.59%	3.49%	9.80%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	TimesSquare Small Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	32.2%	21.5%
Industrials	25.6%	18.0%
Health Care	12.9%	20.3%
Consumer Discretionary	8.8%	16.2%
Financials	6.1%	7.8%
Energy	5.5%	5.7%
Consumer Staples	3.6%	4.6%
Materials	1.3%	4.8%
Telecommunication Services	0.3%	0.8%
Utilities	0.0%	0.3%
Other Assets and Liabilities	3.7%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Ultimate Software Group, Inc.*	2.2%
Genesee & Wyoming, Inc., Class A*	2.1
Montpelier Re Holdings, Ltd.*	2.0
Solera Holdings, Inc.*	2.0
WEX, Inc.	2.0
Clean Harbors, Inc.*	1.9
On Assignment, Inc.	1.8
Jack Henry & Associates, Inc.*	1.7
Bottomline Technologies, Inc.	1.7
CoStar Group, Inc.*	1.5

Top Ten as a Group	18.9%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value
Common Stocks - 96.3%
Consumer Discretionary - 8.8%
American Public Education, Inc.*	175,023	$6,320,081
Arbitron, Inc.	130,506	6,092,020
Hibbett Sports, Inc.*,1	96,500	5,085,550
Jos. A. Bank Clothiers, Inc.*	160,867	6,849,717
Mattress Firm Holding Corp.*	213,000	5,224,890
Monro Muffler Brake, Inc.	324,412	11,344,688
National American University Holdings, Inc.	306,885	1,181,507
Shutterstock, Inc.*	172,300	4,479,800
Sotheby’s	280,000	9,413,600
Vera Bradley, Inc.*	285,058	7,154,956
Vitamin Shoppe, Inc.*	130,116	7,463,454
Total Consumer Discretionary		70,610,263
Consumer Staples - 3.6%
Annie’s, Inc.*	128,047	4,280,611
Boston Beer Co., Inc., The, Class A*	56,000	7,529,200
Chefs’ Warehouse, Inc., The*	254,768	4,027,882
Inter Parfums, Inc.	210,058	4,087,729
United Natural Foods, Inc.*	171,307	9,180,342
Total Consumer Staples		29,105,764
Energy - 5.5%
American Standard Energy Corp.*,2	52,213	24,018
Dril-Quip, Inc.*	77,013	5,625,800
Gulfport Energy Corp.*	160,187	6,122,347
Hornbeck Offshore Services, Inc.*	196,500	6,747,810
Key Energy Services, Inc.*	835,999	5,810,193
Matador Resources Co.*	400,050	3,280,410
Oasis Petroleum, Inc.*	190,064	6,044,035
Sanchez Energy Corp.*	245,423	4,417,614
Swift Energy Co.*	365,847	5,630,385
Total Energy		43,702,612
Financials - 6.1%
American Equity Investment Life Holding Co.	735,079	8,975,315
Duff & Phelps Corp., Class A	390,014	6,092,019
MarketAxess Holdings, Inc.	170,744	6,027,263
Montpelier Re Holdings, Ltd.	720,045	16,460,229
Safety Insurance Group, Inc.	130,028	6,003,393
WisdomTree Investments, Inc.*	849,600	5,199,552
Total Financials		48,757,771
Health Care - 12.9%
Acadia Healthcare Co., Inc.*	225,000	5,249,250
Air Methods Corp.	202,008	7,452,075
Align Technology, Inc.*	160,016	4,440,444

	Shares	Value
Amarin Corp. PLC, ADR*,1	315,000	$2,548,350
AVANIR Pharmaceuticals, Inc., Class A*	655,006	1,722,666
BioMarin Pharmaceutical, Inc.*	43,022	2,118,833
Bio-Rad Laboratories, Inc., Class A*	34,044	3,576,322
Brookdale Senior Living, Inc.*	250,042	6,331,063
Celldex Therapeutics, Inc.*	500,000	3,355,000
Computer Programs & Systems, Inc.	112,500	5,663,250
Haemonetics Corp.*	180,164	7,357,898
Incyte Corp., Ltd.*,1	260,010	4,318,766
IPC The Hospitalist Co., Inc.*	240,063	9,532,902
Magellan Health Services, Inc.*	107,180	5,251,820
Sirona Dental Systems, Inc.*	117,073	7,546,526
Team Health Holdings, Inc.*	310,100	8,921,577
United Therapeutics Corp.*	123,575	6,601,377
Vocera Communications, Inc.*	260,000	6,526,000
Volcano Corp.*	190,055	4,487,199
Total Health Care		103,001,318
Industrials - 25.6%
Advisory Board Co., The*	175,006	8,188,531
Albany International Corp., Class A	395,071	8,960,210
Allegiant Travel Co.	115,056	8,446,261
Clean Harbors, Inc.*	270,547	14,882,790
Columbus McKinnon Corp.*	310,010	5,121,365
Corporate Executive Board Co., The	252,059	11,962,720
DigitalGlobe, Inc.*,1	360,000	8,798,400
EMCOR Group, Inc.	201,424	6,971,285
Generac Holdings, Inc.	125,071	4,291,186
Genesee & Wyoming, Inc., Class A*	220,009	16,738,285
Healthcare Services Group, Inc.	325,341	7,557,671
Kennametal, Inc.	180,051	7,202,040
McGrath RentCorp	300,092	8,708,670
Old Dominion Freight Line, Inc.*	215,012	7,370,611
On Assignment, Inc.*	700,002	14,196,041
Orbital Sciences Corp.*	410,087	5,646,898
Portfolio Recovery Associates, Inc.*	77,549	8,286,886
RBC Bearings, Inc.*	128,091	6,413,516
Standard Parking Corp.*	225,006	4,947,882
UTi Worldwide, Inc.	530,098	7,103,313
WABCO Holdings, Inc.*	158,044	10,302,888
WageWorks, Inc.*	330,000	5,874,000
Watts Water Technologies, Inc., Class A	153,069	6,580,436
WESCO International, Inc.*	145,050	9,780,722
Total Industrials		204,332,607

The accompanying notes are an integral part of these financial statements.

7

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 32.2%
Allot Communications, Ltd.*	165,000	$2,940,300
Angie’s List, Inc.*	419,240	5,026,688
Bottomline Technologies, Inc.*	505,018	13,327,425
Brightcove, Inc.*	370,000	3,344,800
BroadSoft, Inc.*	150,081	5,452,443
Cardtronics, Inc.*	335,509	7,964,984
CommVault Systems, Inc.*	112,081	7,813,167
CoStar Group, Inc.*	138,052	12,337,707
Dealertrack Holdings, Inc.*	370,086	10,628,870
Ebix, Inc.	310,079	4,982,970
ExlService Holdings, Inc.*	344,921	9,140,406
Global Payments, Inc.	190,055	8,609,491
Heartland Payment Systems, Inc.	354,569	10,459,785
Hittite Microwave Corp.*	118,841	7,380,026
Infoblox, Inc.*	213,500	3,836,595
Informatica Corp.*	245,014	7,428,824
j2 Global, Inc.[1]	280,073	8,564,632
Jack Henry & Associates, Inc.	341,299	13,399,399
MAXIMUS, Inc.	150,031	9,484,960
Monotype Imaging Holdings, Inc.	325,094	5,195,002
NIC, Inc.	530,084	8,661,573
QLIK Technologies, Inc.*	390,000	8,470,800
RealPage, Inc.*,1	250,071	5,394,031
Saba Software, Inc.*	400,016	3,496,140
ServiceNow, Inc.*,1	109,600	3,291,288
Solera Holdings, Inc.	300,001	16,041,053
Splunk, Inc.*	172,718	5,012,276

	Shares	Value
SS&C Technologies Holdings, Inc.*	409,984	$9,478,830
Ultimate Software Group, Inc.*	185,063	17,471,798
Volterra Semiconductor Corp.*	384,588	6,603,376
WEX, Inc.*	208,012	15,677,864
Total Information Technology		256,917,503
Materials - 1.3%
PolyOne Corp.	490,000	10,005,800
Telecommunication Services - 0.3%
General Communication, Inc., Class A*	265,357	2,544,774
Total Common Stocks (cost $628,705,067)		768,978,412
Warrants - 0.0%#
American Standard Energy Corp. -
Series A Warrant*,2	150,000	10,500
Series B Warrant*,2	150,000	7,500
Series C Warrant*,2	150,000	18,000
Total Warrants (cost $795,225)		36,000
Other Investment Companies - 6.4%[3]
BNY Mellon Overnight Government Fund, 0.19%[4]	20,749,032	20,749,032
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	30,195,069	30,195,069
Total Other Investment Companies (cost $50,944,101)		50,944,101
Total Investments - 102.7% (cost $680,444,393)		819,958,513
Other Assets, less Liabilities - (2.7)%		(21,854,561)
Net Assets - 100.0%		$798,103,952

The accompanying notes are an integral part of these financial statements.

8

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments

The TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”) uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12- to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $2.5 Billion but less than the greater of $15 Billion or the upper limit of the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

THE YEAR IN REVIEW

For the year ending December 31, 2012, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned 18.71%, while its benchmark, the Russell Midcap® Growth Index, returned 15.81%.

Looking back on the U.S. equity markets, 2012 was a Rip Van Winkle year during which one almost wished to have fallen asleep on January 1 and to have not awakened until December 31. Having done so, one would have seen strong double-digit returns for all the major size and style indices in the 16% to 18% range.

Unemployment fell from 8.5% to 7.8%, home prices steadily rose throughout the year, annual automotive sales reached its highest level in five years, and inflation declined from over 3% to under 2%. Meanwhile the Federal Reserve maintained its zero interest rate policy, and national elections decisively maintained the status quo in terms of the President as well as majorities in both the House and Senate. Globally, despite concerns to the contrary, the euro remained intact and many of markets that lagged in 2011 — such as Greece — took the lead in 2012.

Those that stayed awake for 2012, however, saw many sources for potential insomnia. While the unemployment rate dipped, it remained well above the Fed’s target of 6.5%, the finishing line for its ongoing monetary stimulus activities. Although November’s elections were decisive, the Presidential and Congressional races were hotly contested with a host of economic policies as central issues. Not the least of which was the Affordable Care Act (health care reform) that was enacted in 2010, but formally upheld by the Supreme Court in June 2012. Many corporations restrained expenditures pending clarity on fiscal and monetary policies, which in part resulted in the Institute for Supply Management’s measure of manufacturing activity bounced between expansion and contraction over the last seven months with half of the industries in decline — a sign of an uneven recovery. Gauges of consumer confidence and sentiment closed 2012 at the same or higher levels than they began the year, though both fell sharply in the final months. By one extent, 2012 did not officially come to a close until January 2, 2013; that was when the U.S. government finally reached some measure of accommodation on the “fiscal cliff,” an issue that weighed on the economy for the latter part of 2012 and passed the American Taxpayer Relief Act of 2012.

Among small to mid-cap growth stocks in 2012, returns came from a variety of areas. Sector performance was mixed with the economically sensitive materials & processing as well as the more stable health care outperforming. There was a similar mix of “offense” and “defense” at the other end of the return scale, with energy and utilities lagging all other sectors. Valuation was generally preferred with the value indices ahead of their growth counterparts, and even among growth stocks the lower valuation ones performed better than higher valuations. Lastly, while the market was up sharply for the year, those stocks with lower risk, as defined by their lower beta, outperformed riskier stocks.

In this environment, the Portfolio outperformed the Index in 2012. Stock selection had a strong net positive effect and drove our outperformance; in general, our investments in consumer discretionary, technology, producer durables, energy and financial services outpaced their counterparts in the Index, while our holdings in materials & processing, consumer staples and health care lagged. Sector allocation had a slight net negative effect as our overweights to energy and financial services and our underweights to consumer staples and utilities helped our returns while our underweights to materials & processing, health care and producer durables and overweight to technology detracted from performance.

Both our top contributor and bottom detractor for the year were found in the consumer discretionary sector. Top honors went to Virgin Media, Inc. with its 73% climb. This New York-based company provides cable broadband internet, television, fixed line

9

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

telephone and mobile telephone services in the United Kingdom. In Q4, Virgin Media reported a solid quarter with better than expected free cash flow, lower churn rate and higher than expected net additions. The company also announced solid second quarter results with revenue and operating cash flow ahead of consensus estimates. Revenue growth was driven by gains in the average revenue per user metric from a price increase and cross-selling services to customers. At the bottom of the pack was Tempur-Pedic International Inc., which specializes in premium bedding products including mattresses, pillows and other comfort products. In Q2, the company met expectations for revenues and maintained guidance in an environment that expected significant upside to expectations and then followed that report with a surprising intra-quarter downward guidance call citing aggressive competition from its competitors within the specialty mattress market. Management planned to cut advertising spending as well, and we closed our position with Tempur-Pedic shares down -58%. Discovery Communications, Inc., up 55% for the year, is a cable and satellite TV network operator with networks including Discovery Channel, TLC and Animal Planet. In Q4, Discovery reported a mixed quarter and announced the acquisitions of ProSieben Nordic, Eurosport and four other French channels; these deals offer plenty of channel synergies. The company also reported a solid quarter in Q3 as better than expected margins and continuing growth in international markets offset a slight deceleration in U.S. advertising revenues. WABCO Holdings Inc. develops and sells braking, stability, suspension and transmission control systems, primarily for commercial vehicles. WABCO raced ahead by 50% despite missing quarterly expectations for revenues and earnings in Q4, as the shortfall was generally expected by investors amidst a challenging European truck market. WABCO still managed to demonstrate strong margins which are reflective of its lean operations in Europe and cost containment measures throughout the quarter. Earlier in the year in Q1, WABCO reported earnings above Wall Street’s consensus and announced forward guidance better than many expected given its significant European market exposure. In the first quarter, we initiated a position in BorgWarner Inc., which specializes in engineered automotive systems and components primarily for powertrain applications worldwide including turbochargers and emissions systems. The stock has remained in neutral with its 1% return since our purchase. In Q3, management reported a mixed quarter, missing revenue estimates and meeting earnings estimates; turbo sales were lighter than expected, reflecting weaker auto sales in Europe, Asia and South America.

We were hurt by a negative stock selection effect in consumer staples. Herbalife Ltd. is a global network marketing company that sells weight management, nutrition and energy supplements and personal care products. In the fourth quarter, Herbalife beat estimates for revenues and earnings but by a smaller margin relative to past beats, disappointing some investors. The stock was later negatively impacted by a prominent hedge fund manager who presented his short thesis at an industry conference, detailing his concerns about Herbalife’s business model, which sent Herbalife shares down -34% for the year. In the fourth quarter, we initiated a position in GNC Holdings, Inc., a specialty retailer of health and wellness products including vitamins, minerals, sports nutrition and diet products. GNC is the top retailer in the steadily growing, yet fragmented industry of vitamins, minerals and supplements (VMS);

growth in this industry is expected to continue, driven by increased consumer acceptance of sports nutrition and VMS products, an aging population and consumer focus on preventative health and wellness. GNC shares fell by -10% since our investment as the company reported an in line quarter with same store sales matching expectations. GNC is continuing to make good progress with the expansion of their new Gold Card Rewards program, the members of which generate more than one half of sales and spend more than double the average customer.

In the energy sector, Concho Resources Inc. is a predominantly oil-focused exploration and production company operating in the Permian Basin of southeast New Mexico and west Texas. In Q4, the company missed quarterly earnings estimates as lower than expected realized pricing more than offset higher than expected production and lower operating costs. Management also provided 2013 production guidance that was relatively in line with expectations. Concho shares fell by -14% for the year, and we added to our position.

Turning to financial services, Alliance Data Systems Corporation is a provider of data-driven and transaction-based marketing, private label credit cards, and customer loyalty solutions. Climbing 40% for the year, Alliance Data reported a beat to revenue and earnings estimates in the third quarter thanks to strong performance in its private label segment which benefitted from a better than expected charge-off rate and growth in receivables. We trimmed our position.

While we had a net negative stock selection effect in health care, individual stock performance was mixed. Up 45%, DaVita HealthCare Partners Inc. provides dialysis services for patients suffering from chronic kidney failure. In Q3, DaVita reported a beat and raise quarter driven by strong organic and acquired patient volume growth, and the U.S. Justice Department ended an investigation into DaVita’s financial relationships with nephrology doctors and billing of Epogen, a drug for anemia. In the previous quarter, the company announced its acquisition of HealthCare Partners, a physician practice management network, a deal that cemented DVA’s position as a leader in integrated care, a possible solution to rising health care costs. Catamaran Corporation is a pharmacy benefit management (PBM) company formerly known as SXC Health Solutions; the company changed its name to Catamaran in July after acquiring a competing PBM, Catalyst Health Solutions. This deal helped drive its 66% return; aside from the premium offered to the acquired company, PBM mergers tend to also lift the acquiring company since the new entity gains instant scale and strength in the market. We closed our position in Shire PLC, a specialty pharmaceutical company focused on treatments for ADHD including Vyvanse, Intuniv, and Adderall, during the fourth quarter with its shares down -9%. Shire is restructuring and retraining its sales force after uncovering compliance issues in the regenerative medicine business it acquired in 2011, the current CEO will retire and be succeeded by the Chief Marketing Officer of Bayer, and sales growth has been decelerating. In Q1, we purchased Salix Pharmaceuticals, Ltd., a specialty pharmaceutical company focused on the gastroenterology (GI) market. In late July, Salix received a denial letter from the FDA on its application to expand the label of Relistor SC to cover non-cancer patients; this was a surprising development given that the drug had been previously approved for

10

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

cancer patients, a sicker population. Salix later reported in line revenues and better than expected earnings thanks to lower expenses and announced in-licensing of a new Xifaxan formulation that has shown promising phase 2 results for treating Crohn’s Disease. Salix finished the year in negative territory with a -18% return, and we added to our position. In July, we purchased Vertex Pharmaceuticals Inc., which specializes in small molecule drugs for the treatment of various diseases. In Q4, Vertex missed sales estimates of their Incivek drug used for hepatitis C and Kalydeco used for cystic fibrosis; while the Incivek miss was expected, the Kalydeco miss was based on sell side estimates being too aggressive on the European launch. Vertex plans to start Phase III trials for two drugs being tested in combination with Kalydeco with results expected in the first half of 2013. Vertex shares are down -8% since our purchase.

Ecolab Inc. in the materials & processing sector focuses on products for the hospitality, foodservice, health care and industrial markets, including cleaning and sanitizing products and maintenance and repair services. In Q3, Ecolab reported an in-line quarter with a slight miss to revenues due to currency and a deceleration in their global water and paper segments; management also cited weakness in cash flows due to pension contributions, restructuring charges and working capital increases. In the previous quarter, however, Ecolab reported better-than-expected revenues and earnings. Its shares gained 26% for the year.

In the producer durables sector, we closed our position in Cooper Industries PLC in July, benefitting from its 28% gain during the time that we held it in 2012. This manufacturer of electrical components and tools agreed to be acquired by Eaton Industries during the second quarter. We trimmed our position in Kansas City Southern, which specializes in the freight rail transportation business with a north/south rail route between Kansas City, MO and various ports along the Gulf of Mexico. The company’s shares moved ahead by 24% despite a miss on earnings expectations in Q4 due to headwinds in coal and grain. The company maintains exposure to high growth areas including frac sand and crude oil. Kansas City Southern still stands to benefit from more secular growth trends than other railroads thanks to their exposure to Mexico and the continued near-sourcing of auto plants there. C.H. Robinson Worldwide, Inc. provides freight transportation services and logistics services such as supply chain analysis and information reporting. With the company’s shares losing -18%, we closed our position in the third quarter. Management reported an in line quarter but with operating metrics that were weaker, and gross margin pressures remain. We believe that, in a stagnant economy, the company’s fundamentals are unlikely to change to allow the company to start growing once again.

With a net positive stock selection effect in technology, we had our share of contributors and detractors. Dialing up by 65%, SBA Communications Corp. owns and operates wireless communications towers, leasing antenna space to wireless service providers; we trimmed our position. SBA reported solid third quarter results with revenues and earnings just ahead of consensus estimates. In the previous quarter, the company also exceeded revenue and earnings estimates, and management commented on a sizable backlog. ASML Holding N.V.’s primary business is designing and manufacturing lithography systems; lithography is the part of the chip making process whereby a pattern is imaged into the light-sensitive material on the surface of a silicon wafer. We added to our position as ASML announced they would be acquiring Cymer, a company specializing in light sources used in photolithography tools; this deal essentially creates a monopoly in the photolithography space. ASML shares rose by 49% for the year. ASML’s most recent quarter came in line with expectations, but management also highlighted 4-8 additional extreme ultraviolet (EUV) orders that they are expecting in the next six months. Gartner Inc. provides research and analysis on information technology, computer hardware, software, communications and other related industries. Gartner shares gained 32%. In Q3, the company reported a strong quarter with earnings exceeding consensus estimates. Management cited Europe as one of the company’s best performing regions, easing concerns about potential negative macroeconomic impacts in the region. Moderating discretionary spending on information technology, however, could pose near term headwinds; we trimmed our position. Up 23%, NeuStar, Inc. provides technology and directory services to its communications service provider customers and manages the registry for North American area codes and telephone numbers. In Q4, NeuStar reported a good quarter with revenues slightly above estimates and a solid earnings beat due to lower operating expenditures, and we trimmed our position on strength. NeuStar’s integration of TargusInfo continues to progress well, and the company is seeing revenue synergies from cross/upselling services ahead of schedule. Amdocs Limited provides business and operations support systems for the telecommunications industry. Amdocs appreciated by 20% thanks to a solid quarterly report in Q3 as the company extended its contract with DirecTV through 2017 without any major price concessions, signed a five year managed services agreement with TIM Brasil and highlighted the stabilization of its revenues with AT&T, which had been disrupted following AT&T’s abandoned bid for T-Mobile. Management also announced plans to initiate its first dividend.

Looking at weaker performing names in technology, Informatica Corporation provides enterprise data integration and data quality software and services. Informatica finished the year down -16%, and we added to our position. In Q4, Informatica preannounced weaker licensing revenues, which management attributed to issues with their European sales force and macroeconomic weakness in the region. With a newly appointed head of sales in Europe, Informatica continues to restructure its sales effort there, and we anticipate gradual improvement over the next few quarters. The company later reported a quarter in line with its previous negative preannouncement. We do not believe there are any issues with Informatica’s products or market share, and Informatica continues to trade at attractive valuation levels. We closed our position in NetApp, Inc. during the fourth quarter to redeploy the proceeds in higher conviction names. NetApp supplies enterprise storage and data management software, and hardware products and services and was down -27% during the time we held the stock in 2012. The stock had suffered from weakness earlier in the year on concerns regarding heightened competition. The company reported in line results in May with disappointing forward guidance that the CEO said were based on macroeconomic concerns affecting NetApp’s end markets in the financial sector and the Europe, Middle East and Asia region. Micros Systems Inc. specializes in enterprise information solutions for the hospitality and specialty retail industries including hardware and software for point-of-sale (POS)

11

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

applications. Micros registered a -9% loss, and we added to our position. In Q4, after reporting a quarter with in line revenues and an earnings beat, the company announced the current CEO will be replaced effective January 1st by the former CEO of Perot Systems. The timing of such a change came as a surprise, and we will continue to evaluate his progress. Micros Systems is currently running pilot programs with Marriott and Hilton in the hotel space, and Tim Horton’s in the restaurant segment is expected to go live in January with Micros terminals at approximately 4,000 locations. In Q3, we initiated a position in Citrix Systems Inc. after a sell-side firm downgraded the stock, and the subsequent decline provided an attractive entry point. Citrix develops technology solutions to deliver IT services on-demand worldwide including GoToMyPC (remote access to PC and Mac from another computer). In Q4, Citrix reported a mixed fourth quarter with lower than expected revenues and lower revenue guidance as many deals are being downsized or delayed amidst the difficult macroeconomic backdrop, and its shares finished the year down -16% since our purchase.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/12 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the TimesSquare Mid Cap Fund — Institutional Class from March 4, 2005 (commencement of operations) through December 31, 2012, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

12

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Since Inception	Inception Date
TimesSquare Mid Cap Growth Fund[2,3]
Institutional Class	18.71%	4.50%	7.73%	03/04/05
Premier Class	18.44%	4.31%	7.54%	03/04/05
Russell Midcap® Growth Index[4]	15.81%	3.23%	6.20%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]

Mid capitalization securities are subject to market, liquidity and information risk. Mid size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates. The Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

13

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	TimesSquare Mid Cap Growth Fund**	Russell Midcap® Growth Index
Information Technology	22.2%	17.0%
Consumer Discretionary	20.1%	25.1%
Industrials	17.5%	15.3%
Financials	11.8%	7.5%
Health Care	9.6%	12.9%
Energy	5.7%	5.2%
Telecommunication Services	3.8%	1.9%
Materials	3.5%	6.7%
Consumer Staples	3.3%	7.7%
Utilities	0.0%	0.7%
Other Assets and Liabilities	2.5%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
DaVita HealthCare Partners, Inc.*	4.5%
SBA Communications Corp., Class A*	3.8
Virgin Media, Inc.*	3.6
RenaissanceRe Holdings, Ltd.*	3.0
Discovery Communications, Inc., Class C*	2.6
Nielsen Holdings N.V.*	2.4
NeuStar, Inc., Class A*	2.4
Alliance Data Systems Corp.*	2.1
Amdocs, Ltd.*	2.1
NASDAQ OMX Group, Inc., The	2.0

Top Ten as a Group	28.5%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value
Common Stocks - 97.5%
Consumer Discretionary - 20.1%
BorgWarner, Inc.*	372,000	$26,642,640
Coach, Inc.	393,500	21,843,185
Discovery Communications, Inc., Class C*	706,200	41,312,700
GNC Holdings, Inc., Class A	593,000	19,735,040
Hanesbrands, Inc.*	566,000	20,274,120
McGraw-Hill Cos., Inc., The	312,700	17,095,309
National CineMedia, Inc.	747,200	10,557,936
O’Reilly Automotive, Inc.*	226,400	20,244,688
Pool Corp.	474,400	20,076,608
Sally Beauty Holdings, Inc.*	808,600	19,058,702
Tiffany & Co.	242,600	13,910,684
Tractor Supply Co.	188,700	16,673,532
Virgin Media, Inc.	1,599,900	58,796,325
Wyndham Worldwide Corp.	355,800	18,932,118
Total Consumer Discretionary		325,153,587
Consumer Staples - 3.3%
Church & Dwight Co., Inc.	318,400	17,056,688
Herbalife, Ltd.	258,800	8,524,872
Hershey Co., The	253,400	18,300,548
Whole Foods Market, Inc.	97,000	8,859,010
Total Consumer Staples		52,741,118
Energy - 5.7%
Cameron International Corp.*	415,100	23,436,546
Concho Resources, Inc.*	204,800	16,498,688
Denbury Resources, Inc.*	1,218,300	19,736,460
Southwestern Energy Co.*	425,900	14,229,319
Whiting Petroleum Corp.*	442,000	19,169,540
Total Energy		93,070,553
Financials - 11.8%
Aflac, Inc.	318,100	16,897,472
American Tower Corp.	122,400	9,457,848
Assured Guaranty, Ltd.	1,029,600	14,651,208
Axis Capital Holdings, Ltd.	749,300	25,955,752
Carlyle Group L.P., The	658,100	17,130,343
IntercontinentalExchange, Inc.*	101,500	12,566,715
Jones Lang LaSalle, Inc.	177,900	14,932,926
NASDAQ OMX Group, Inc., The	1,253,300	31,345,033
RenaissanceRe Holdings, Ltd.	598,400	48,625,984
Total Financials		191,563,281
Health Care - 9.6%
Ariad Pharmaceuticals, Inc.*	374,100	7,175,238

	Shares	Value
Boston Scientific Corp.*	2,091,500	$11,984,295
Catamaran Corp.*	367,400	17,308,214
DaVita HealthCare Partners, Inc.*	663,100	73,292,443
Health Management Associates, Inc., Class A*	1,989,200	18,539,344
Salix Pharmaceuticals, Ltd.*	394,500	15,969,360
Vertex Pharmaceuticals, Inc.*	253,400	10,627,596
Total Health Care		154,896,490
Industrials - 17.5%
AMETEK, Inc.	490,600	18,431,842
Canadian Pacific Railway, Ltd.	101,200	10,283,944
Clean Harbors, Inc.*	485,200	26,690,852
Gardner Denver, Inc.	161,700	11,076,450
IHS, Inc., Class A*	202,200	19,411,200
Kansas City Southern	291,100	24,301,028
Nielsen Holdings N.V.*	1,283,000	39,246,970
Nordson Corp.	237,200	14,972,064
Pall Corp.	231,800	13,968,268
Rockwell Collins, Inc.	274,900	15,990,933
Stericycle, Inc.*	149,700	13,962,519
TransDigm Group, Inc.	126,800	17,290,448
URS Corp.	595,700	23,387,182
W.W. Grainger, Inc.	49,700	10,057,789
WABCO Holdings, Inc.*	355,800	23,194,602
Total Industrials		282,266,091
Information Technology - 22.2%
Alliance Data Systems Corp.*	238,000	34,452,880
Altera Corp.	555,200	19,121,088
Amdocs, Ltd.	1,013,500	34,448,865
ANSYS, Inc.*	161,700	10,888,878
ASML Holding N.V.[1]	286,442	18,449,729
Check Point Software Technologies, Ltd.*	301,900	14,382,516
Citrix Systems, Inc.*	259,000	17,029,250
FleetCor Technologies, Inc.*	158,000	8,476,700
Gartner, Inc.*	652,300	30,018,846
Global Payments, Inc.	318,100	14,409,930
Informatica Corp.*	388,100	11,767,192
Maxim Integrated Products, Inc.	386,700	11,368,980
MICROS Systems, Inc.*	377,400	16,016,856
NeuStar, Inc., Class A*	905,600	37,971,808
Red Hat, Inc.*	210,200	11,132,192
Solera Holdings, Inc.	355,800	19,024,626
Teradata Corp.*	183,400	11,350,626

The accompanying notes are an integral part of these financial statements.

15

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 22.2% (continued)
Trimble Navigation, Ltd.*	226,400	$13,534,192
Vantiv, Inc., Class A*	808,600	16,511,612
VeriFone Systems, Inc.*	285,700	8,479,576
Total Information Technology		358,836,342
Materials - 3.5%
Airgas, Inc.	242,600	22,146,954
Ecolab, Inc.	328,800	23,640,720
Reliance Steel & Aluminum Co.	183,300	11,382,930
Total Materials		57,170,604
Telecommunication Services - 3.8%
SBA Communications Corp., Class A*	862,500	61,254,750
Total Common Stocks (cost $1,170,988,474)		1,576,952,816

	Shares	Value
Other Investment Companies - 2.9%[3]
BNY Mellon Overnight Government Fund, 0.19%[4]	17,807,906	$17,807,906
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	18,709,714	18,709,714
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.12%	10,025,928	10,025,928
Total Other Investment Companies (cost $46,543,548)		46,543,548
Total Investments - 100.4% (cost $1,217,532,022)		1,623,496,364
Other Assets, less Liabilities - (0.4)%		(6,981,620)
Net Assets - 100.0%		$1,616,514,744

The accompanying notes are an integral part of these financial statements.

16

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2012, the approximate cost of investments for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
TimesSquare Small Cap Growth Fund	$688,907,602	$163,205,875	$(32,154,964)	$131,050,911
TimesSquare Mid Cap Growth Fund	1,246,330,499	395,612,109	(18,446,244)	377,165,865

#	Rounds to less than 0.1%.
*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2012, amounting to:

Fund	Market Value	% of Net Assets
TimesSquare Small Cap Growth Fund	$20,618,400	2.6%
TimesSquare Mid Cap Growth Fund	17,754,126	1.1%

[2]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent and are fair valued at Level 2. The market value of Illiquid securities at December 31, 2012, amounted to the following:

Fund	Market Value	% of Net Assets
TimesSquare Small Cap Growth Fund	$60,018	0.01%

[3]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	Collateral received from brokers for securities lending was invested in this short-term investment.

As of December 31, 2012, the securities in TimesSquare Mid Cap Growth Fund were all valued using Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments. (See Note 1(a) in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2012. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
TimesSquare Small Cap Growth Fund
Investments in Securities
Common Stocks
Information Technology	$256,917,503	—	—	$256,917,503
Industrials	204,332,607	—	—	204,332,607
Health Care	103,001,318	—	—	103,001,318
Consumer Discretionary	70,610,263	—	—	70,610,263
Financials	48,757,771	—	—	48,757,771
Energy	43,678,594	$24,018	—	43,702,612
Consumer Staples	29,105,764	—	—	29,105,764
Materials	10,005,800	—	—	10,005,800
Telecommunication Services	2,544,774	—	—	2,544,774
Warrants	—	36,000	—	36,000
Other Investment Companies	50,944,101	—	—	50,944,101

Total Investments	$819,898,495	$60,018	—	$819,958,513

The accompanying notes are an integral part of these financial statements.

17

Notes to Schedules of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2012:

TimesSquare Small Cap Growth Fund

Balance as of December 31, 2011	$3,881,250
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	(3,881,250)
Balance as of December 31, 2012	—

As of December 31, 2012, the Funds had no transfers between level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2012

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $20,618,340 and $17,754,126, respectively)	$819,958,513	$1,623,496,364
Receivable for Fund shares sold	846,959	2,445,774
Receivable for investments sold	410,701	27,001,199
Dividends, interest and other receivables	176,940	614,847
Receivable from affiliate	—	510
Prepaid expenses	10,206	15,403
Total assets	821,403,319	1,653,574,097
Liabilities:
Payable upon return of securities loaned	20,749,032	17,807,906
Payable for investments purchased	943,839	5,134,184
Payable for Fund shares repurchased	783,244	12,276,129
Payable to custodian	—	30,841
Accrued expenses:
Investment management and advisory fees	667,032	1,389,562
Shareholder servicing fees - Premier Class	49,579	114,333
Trustees fees and expenses	813	840
Other	105,828	305,558
Total liabilities	23,299,367	37,059,353

Net Assets	$798,103,952	$1,616,514,744

Net Assets Represent:
Paid-in capital	$664,602,341	$1,202,189,281
Undistributed net investment loss	(459,802)	—
Accumulated net realized gain (loss) from investments	(5,552,707)	8,361,121
Net unrealized appreciation of investments	139,514,120	405,964,342
Net Assets	$798,103,952	$1,616,514,744
Institutional Class Shares:
Net Assets	$665,010,998	$952,858,309
Shares outstanding	51,161,753	63,318,235
Net asset value, offering and redemption price per share	$13.00	$15.05
Premier Class Shares:
Net Assets	$133,092,954	$663,656,435
Shares outstanding	10,384,572	44,639,558
Net asset value, offering and redemption price per share	$12.82	$14.87
* Investments at cost	$680,444,393	$1,217,532,022

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the year ended December 31, 2012

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$7,017,584 [1]	$14,338,512 [2]
Interest income	1,805	388
Foreign withholding tax	—	(56,662)
Securities lending income	161,775	336,812
Total investment income	7,181,164	14,619,050
Expenses:
Investment management and advisory fees	7,933,589	16,256,294
Shareholder servicing fees - Premier Class	171,195	1,369,435
Custodian	104,869	203,124
Professional fees	104,150	188,664
Transfer agent	73,355	176,982
Registration fees	47,954	87,638
Trustees fees and expenses	40,789	82,406
Reports to shareholders	35,277	217,191
Extraordinary expense	31,442	66,247
Miscellaneous	40,661	72,834
Total expenses before offsets	8,583,281	18,720,815
Expense reimbursements	(54,547)	—
Expense repayments	4,372	—
Expense reductions	(176,665)	(144,961)
Expense waivers	—	(6,010)
Net expenses	8,356,441	18,569,844

Net investment loss	(1,175,277)	(3,950,794)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	79,095,553	111,962,549
Net change in unrealized appreciation (depreciation) of investments	13,290,794	164,279,427
Net realized and unrealized gain	92,386,347	276,241,976

Net increase in net assets resulting from operations	$91,211,070	$272,291,182

[1]	Includes non-recurring dividends of $2,649,417.
[2]	Includes non-recurring dividends of $2,724,111.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

For the year ended December 31

	TimesSquare Small Cap Growth Fund		TimesSquare Mid Cap Growth Fund
	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(1,175,277)	$(3,349,046)	$(3,950,794)	$(5,792,379)
Net realized gain on investments	79,095,553	59,997,420	111,962,549	90,946,797
Net change in unrealized appreciation (depreciation) of investments	13,290,794	(40,855,656)	164,279,427	(111,633,793)
Net increase (decrease) in net assets resulting from operations	91,211,070	15,792,718	272,291,182	(26,479,375)
Distributions to Shareholders:
From net realized gain on investments:
Institutional Class Shares	(64,865,451)	(23,123,006)	(47,517,170)	(27,259,369)
Premium Class Shares	(12,983,289)	(8,339,281)	(33,171,065)	(20,921,260)
Total distributions to shareholders	(77,848,740)	(31,462,287)	(80,688,235)	(48,180,629)
Capital Share Transactions:
Institutional Class:
Proceeds from sale of shares	253,551,957	161,146,750	165,434,231	223,881,101
Reinvestment of dividends and distributions	62,873,780	22,214,060	46,227,333	26,102,639
Cost of shares repurchased	(178,453,783)	(90,936,575)	(223,166,525)	(273,370,212)
Net increase (decrease) from capital share transactions - Institutional Class	137,971,954	92,424,235	(11,504,961)	(23,386,472)
Premier Class:
Proceeds from sale of shares	38,960,422	49,196,419	85,715,987	275,469,857
Reinvestment of dividends and distributions	12,965,402	8,228,333	23,710,553	14,892,210
Cost of shares repurchased	(109,916,111)	(48,118,107)	(176,132,506)	(212,873,505)
Net increase (decrease) from capital share transactions - Premier Class	(57,990,287)	9,306,645	(66,705,966)	77,488,562
Total increase (decrease) from capital share transactions	79,981,667	101,730,880	(78,210,927)	54,102,090
Total increase (decrease) in net assets	93,343,997	86,061,311	113,392,020	(20,557,914)
Net Assets:
Beginning of year	704,759,955	618,698,644	1,503,122,724	1,523,680,638
End of year	$798,103,952	$704,759,955	$1,616,514,744	$1,503,122,724
End of year net investment loss	$(459,802)	—	—	—

Share Transactions:
Institutional Class:
Sale of shares	18,536,541	12,158,002	11,083,107	15,792,965
Reinvested shares from dividends and distributions	4,908,180	1,718,025	3,100,425	1,940,717
Shares repurchased	(13,056,121)	(6,796,571)	(14,922,072)	(19,478,226)
Net increase (decrease) - Institutional Class	10,388,600	7,079,456	(738,540)	(1,744,544)
Premier Class:
Sale of shares	2,936,227	3,700,947	5,784,376	20,122,930
Reinvested shares from dividends and distributions	1,026,556	644,853	1,609,678	1,118,034
Shares repurchased	(8,247,461)	(3,688,710)	(11,832,474)	(15,255,116)
Net increase (decrease) - Premier Class	(4,284,678)	657,090	(4,438,420)	5,985,848

The accompanying notes are an integral part of these financial statements.

21

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$12.76	$13.01	$10.22	$7.53	$11.64
Income from Investment Operations:
Net investment loss[1]	(0.02)[4]	(0.06)	(0.05)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments[1]	1.66	0.41	2.84	2.71	(3.73)
Total from investment operations	1.64	0.35	2.79	2.69	(3.77)
Less Distributions to Shareholders from:
Net realized gain on investments	(1.40)	(0.60)	—	—	(0.34)
Net Asset Value, End of Year	$13.00	$12.76	$13.01	$10.22	$7.53
Total Return[2]	13.01%[5]	2.64%[5]	27.30%	35.72%	(32.28)%
Ratio of net expenses to average net assets	1.03%[6]	1.03%	1.03%	1.03%	1.04%
Ratio of net investment loss to average net assets[2]	(0.12)%[6]	(0.48)%	(0.51)%	(0.20)%	(0.36)%
Portfolio turnover	65%	44%	56%	65%	62%
Net assets at end of Year (000’s omitted)	$665,011	$520,075	$438,500	$412,270	$339,078

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.06%	1.06%	1.07%	1.09%	1.08%
Ratio of net investment loss to average net assets	(0.15)%	(0.51)%	(0.55)%	(0.26)%	(0.41)%

	For the year ended December 31,
Premier Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$12.59	$12.86	$10.11	$7.46	$11.53
Income from Investment Operations:
Net investment loss[1]	(0.04)[4]	(0.08)	(0.06)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments[1]	1.65	0.40	2.81	2.68	(3.70)
Total from investment operations	1.61	0.32	2.75	2.65	(3.74)
Less Distributions to Shareholders from:
Net realized gain on investments	(1.38)	(0.59)	—	—	(0.33)
Net Asset Value, End of Year	$12.82	$12.59	$12.86	$10.11	$7.46
Total Return[2]	12.95%	2.46%	27.20%	35.52%	(32.27)%
Ratio of net expenses to average net assets	1.14%[6]	1.14%	1.14%	1.14%	1.11%
Ratio of net investment loss to average net assets[2]	(0.27)%[6]	(0.59)%	(0.62)%	(0.31)%	(0.44)%
Portfolio turnover	65%	44%	56%	65%	62%
Net assets at end of Year (000’s omitted)	$133,093	$184,685	$180,199	$139,337	$106,556

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.17%	1.18%	1.18%	1.20%	1.16%
Ratio of net investment loss to average net assets	(0.30)%	(0.63)%	(0.66)%	(0.37)%	(0.48)%

22

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.34	$14.04	$11.88	$8.67	$8.67
Income from Investment Operations:
Net investment loss[1]	(0.02)[4]	(0.04)	(0.04)	(0.02)	(0.00)[7]
Net realized and unrealized gain (loss) on investments[1]	2.51	(0.22)	2.20	3.23	(4.50)
Total from investment operations	2.49	(0.26)	2.16	3.21	(4.50)
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.00)[7]
Net realized gain on investments	(0.78)	(0.44)	—	—	(0.09)
Total distributions to shareholders	(0.78)	(0.44)	—	—	(0.09)
Net Asset Value, End of Year	$15.05	$13.34	$14.04	$11.88	$8.67
Total Return[2]	18.71%	(1.89)%	18.18%	37.02%	(33.91)%
Ratio of net expenses to average net assets	1.06%[8]	1.06%	1.06%	1.10%	1.08%
Ratio of net investment income (loss) to average net assets[2]	(0.16)%[8]	(0.29)%	(0.30)%	(0.25)%	(0.04)%
Portfolio turnover	42%	60%	57%	55%	62%
Net assets at end of Year (000’s omitted)	$952,858	$854,828	$923,687	$678,956	$344,189

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.07%	1.07%	1.08%	1.11%	1.09%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.30)%	(0.32)%	(0.26)%	(0.06)%

	For the year ended December 31,
Premier Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.21	$13.92	$11.81	$8.64	$13.23
Income from Investment Operations:
Net investment loss[1]	(0.05)[4]	(0.07)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments[1]	2.48	(0.21)	2.17	3.21	(4.47)
Total from investment operations	2.43	(0.28)	2.11	3.17	(4.50)
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—
Net realized gain on investments	(0.77)	(0.43)	—	—	(0.09)
Total distributions to shareholders	(0.77)	(0.43)	—	—	(0.09)
Net Asset Value, End of Year	$14.87	$13.21	$13.92	$11.81	$8.64
Total Return[2]	18.44%	(2.01)%	17.87%[5]	36.69%[5]	(33.96)%
Ratio of net expenses to average net assets	1.26%[8]	1.26%	1.26%	1.30%	1.29%
Ratio of net investment loss to average net assets[2]	(0.36)%[8]	(0.49)%	(0.50)%	(0.45)%	(0.26)%
Portfolio turnover	42%	60%	57%	55%	62%
Net assets at end of Year (000’s omitted)	$663,656	$648,295	$599,994	$570,544	$281,199

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.27%	1.27%	1.28%	1.31%	1.30%
Ratio of net investment loss to average net assets	(0.37)%	(0.50)%	(0.52)%	(0.46)%	(0.27)%

23

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.08) for TimesSquare Small Cap Growth Fund’s Institutional Class and Premier Class, respectively, and $(0.04) and $(0.06) for TimesSquare Mid Cap Growth Fund’s Institutional Class and Premier Class, respectively.

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Includes non-routine extraordinary expenses amounting to $26,203 or 0.004% and $5,239 or 0.003% of average net assets for the Institutional Class and Premier Class, respectively.
[7]	Rounds to less than $0.01 per share or 0.01%.
[8]	Includes non-routine extraordinary expenses amounting to $39,062 or 0.004% and $27,185 or 0.004% of average net assets for the Institutional Class and Premier Class, respectively.

24

Notes to Financial Statements

December 31, 2012

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are TimesSquare Small Cap Growth Fund (“Small Cap”) and TimesSquare Mid Cap Growth Fund (“Mid Cap”), each a “Fund” and collectively the “Funds.”

Effective June 26, 2006, Small Cap was closed to new investors. Shareholders who owned shares of the Small Cap when it was closed may continue to purchase additional shares in their existing accounts. Financial advisors, institutions, intermediaries, and other platforms that have existing client assets or accounts in the Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund are not permitted, unless the exchange is being made into an existing shareholder or intermediary account, as described above. Fund management may reopen the Fund to certain investors in the future.

Effective December 31, 2010, Mid Cap was closed to new investors. Shareholders who owned shares of Mid Cap when it was closed, including shareholders who held an account directly with the Fund and those shareholders who invested in the Fund through a financial intermediary account, the ManagersChoice® program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund. In addition, certain financial intermediaries that, at Fund management’s discretion, had accounts or client assets in the Fund on or before March 31, 2011, regardless of whether such financial intermediary was acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

The Funds offer both Institutional Class and Premier Class shares. Institutional shares, which are designed primarily for institutional investors meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents an interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that each Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the

25

Notes to Financial Statements (continued)

“Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker- quoted securities, fair valued securities with observable inputs)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with observable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2012, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Small Cap — $176,465 or 0.02%, and Mid Cap — $144,550 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2012, the Funds did not incur overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense for Small Cap and Mid Cap was reduced by $200 and $411, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distribution of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance

26

Notes to Financial Statements (continued)

with Federal income tax regulations, which may differ from U.S. GAAP. Distributions are recorded on the ex-dividend date and are declared separately for each class. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	—	—	—	—
Short-term capital gains	$5,151,499	—	—	—
Long-term capital gains	72,697,241	$31,462,287	$80,688,235	$48,180,629

	$77,848,740	$31,462,287	$80,688,235	$48,180,629

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	$9,109,105	$37,159,599
Post-October loss deferral	6,658,404	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2012 and all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Funds had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2012, such amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

27

Notes to Financial Statements (continued)

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Funds as follows: Small Cap — two collectively own 31%; Mid Cap — two collectively own 38%. Transactions by these shareholders may have a material impact on their respective Fund.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC, who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Small Cap — 1.00% and Mid Cap — 1.00%. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a reimbursement agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund — Capital Shares. For the year ended December 31, 2012, the management fee for Small Cap and Mid Cap was reduced by $0 and $6,010, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2013, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the following percentages of Small Cap and Mid Cap Funds’ average daily net assets:

	Small Cap	MidCap
Institutional Class	1.05%	1.19%
Premier Class	1.25%	1.39%

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that

Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2012, each Fund’s components of reimbursement available are detailed in the following chart:

	Small Cap	Mid Cap
Reimbursement Available - 12/31/11	$385,608	—
Additional Reimbursements	54,547	—
Repayments	(4,372)	—
Expired Reimbursements	(162,089)	—

Reimbursement Available - 12/31/12	$273,694	—

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Managers’ Funds for which the Investment Manager serves as the advisor based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive and additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense and the impact on the expense ratios for the year ended December 31, 2012, was $171,195, or 0.10%, for Small Cap — Premier Class and $1,369,435, or 0.20%, for Mid Cap — Premier Class.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary

28

Notes to Financial Statements (continued)

for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2012, Small Cap lent varying amounts not exceeding 8,731,994 for 23 days earning interest of $1,805 and Mid Cap lent varying amounts not exceeding $2,788,943 for 7 days earning interest of $388. The interest earned is included in the Statement of Operations as interest income. For the same period, the Funds did not borrow from any other Managers Funds. At December 31, 2012, the Funds had no loans outstanding.

During the year ended December 31, 2012, the Funds executed the following transaction at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board of Trustees:

April 5, 2012 — TimesSquare Small Cap Growth Fund sold 95,000 shares of TransDigm Group Inc. at $116.30 to the TimesSquare Mid Cap Growth Fund.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$502,766,247	$493,159,959
Mid Cap	$661,878,638	$838,661,442

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2012.

4. Redemption In-Kind

For the year ended December 31, 2012, the realized gains and losses from redemption in-kind were as follows:

Fund	Realized Gains	Realized Losses
TimesSquare Small Cap Growth Fund	$1,152,666	$(754,808)

The realized gains and losses from redemptions in-kind are netted and recorded as net realized gain on investments in the Statement of Operations.

5. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012, the Funds participated in the program.

6. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds have had no prior claims or losses and expect the risks of material loss to be remote.

7. New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

8. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

29

Notes to Financial Statements (continued)

Tax Information(unaudited)

The TimesSquare Small Cap Growth Fund and the TimesSquare Mid Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund hereby designate $72,697,241 and $80,688,235, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such year.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund (the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

31

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987 - Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex

President and Owner, Longboat Retirement Planning Solutions (1998 - Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002 - 2009); Trustee of Bowdoin College (2002 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex

Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007 - Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977 - 2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex

Independent Consultant (2002 - Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986 - 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990 - 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991 - 2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex

Professor, University of California at Berkeley School of Law (1990 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex

Professor of Finance, University of Massachusetts (1977 - Present); Director, CISDM at the University of Massachusetts, (1996 - Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001 - Present); Partner, S Capital Management, LLC (2007 - Present); President, TRS Associates (1982 - Present); Partner, White Bear Partners, LLC (2007 - 2010); Partner, Northampton Capital Management, LLC (2004 - 2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011 - Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007 - 2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004 - 2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004 - 2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995 - 2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007 - Present); Chief Investment Officer, Managers Investment Group LLC (2008 - Present); President, Managers Distributors, Inc. (2012 - Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Managing Director, Legg Mason & Co., LLC (2006 - 2007); Managing Director, Citigroup Asset Management (2004 - 2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010 - Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006 - 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002 - 2006); Attorney, Ropes & Gray LLP (1998 - 2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999

Senior Vice President, Managers Investment Group LLC (2005 - Present); Treasurer, The Managers Funds (1995 - Present); Treasurer, Managers Trust I and Managers Trust II (2000 - Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000 - 2012); Vice President, The Managers Funds LLC, (1994 - 2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010 - Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005 - 2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011

Senior Vice President and Counsel, Managers Investment Group LLC (2011 - Present); Attorney,

DeNovo Legal (2009 - 2010); Vice President, Credit Suisse (2007 - 2009); Associate, Willkie Farr & Gallagher LLP (2006 - 2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012

Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012 - Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010 - 2012); Compliance Specialist, Calamos Advisors LLC (2007 - 2010).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Investment Group LLC

800 Connecticut

Norwalk, CT 06854

(800) 835-3879

Subadvisor

TimesSquare Capital Management, LLC

1177 Avenue of the Americas

39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers ChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED BOND

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Annual Report

Managers AMG

December 31, 2012

Skyline Special Equities Portfolio

Managers
INVESTMENT GROUP

AR018-1212

Skyline Special Equities Portfolio

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS	3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	10
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	11
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	12
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

TRUSTEES AND OFFICERS	19

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes — Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$1,136	$7.09
Hypothetical (5% return before expenses)	1.32%	$1,000	$1,019	$6.70

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 366.

2

Skyline Special Equities Portfolio

Portfolio Manager’s Comments

The Skyline Special Equities Fund for the year returned 19.34%, compared to the full-year return of 18.05% for the Russell 2000® Value Index.

The Year in Review

The Fund delivered strong absolute returns for the year as equity markets broadly rallied while also beating its benchmark by more than 1%. For the second straight year, the majority of the Fund’s gains for the year on a relative basis were achieved during the fourth quarter. The Fund outperformed in three of four quarters while only underperforming in the second quarter during the sharp equity market pullback.

For the year, value was added relative to the benchmark via both stock selection and sector positioning, a residual of the Fund’s bottom-up stock selection process. Stock selection was strongest in the consumer discretionary, energy, health care, and industrials sectors. Meanwhile, the Fund benefitted from an overweight to the outperforming consumer discretionary sector and an underweight to the struggling utilities sector.

The industrials sector contributed most to the Fund’s performance on both an absolute basis and relative to the small-cap value benchmark for both the fourth quarter and full year. United Rentals, Inc. (URI), an equipment rental company, was a significant contributor for both periods. URI benefitted from better-than-expected earnings, helped in part by an accretive acquisition that was completed during the year.

Holdings within the consumer discretionary sector also contributed to the Fund’s absolute and relative returns. Winnebago Industries, Inc., a recreational vehicle manufacturer, a furniture manufacturer and retailer, was the Fund’s top contributor during the year. Winnebago operates in a deeply depressed industry, and is emerging as a leader as supply/demand fundamentals in this industry rationalize.

The financials sector detracted most from the Fund’s performance relative to its benchmark for the year. More specifically, for the fourth quarter, underperformance was due primarily to stock selection. First Financial Bancorp, an Ohio-based regional bank, declined due to concerns that persistently low interest rates would negatively impact its earnings. The primary reason for the underperformance of the financials sector in 2012 was its relatively low exposure to the REITs subsector, which made up 12.9% of the Russell 2000® Value Index and generated a 26.7% return in 2012.

Looking Forward

We believe stock valuations are reasonable, especially compared to returns available on competing investments such as bonds. At year end, the Fund’s P/E was 17.7x trailing 12- month EPS, which implies an earnings yield of 5.6% for the underlying companies held within the Fund. This compares to yields of 1.76% for 10-Year U.S. Treasuries, 1.95% for AA-rated Corporate Bonds, and 4.48% for High Yield Bonds

The high relative earnings yield of the Fund is even more attractive when considering our belief that those earnings will be growing, compared to the fixed coupons provided by bonds. The median expected EPS growth rate for the stocks in the Fund for fiscal year 2013 is 16%. We believe those earnings gains are attainable even in a slow growth global economy, as the primary drivers of growth are company or industry specific.

The combination of reasonable valuations and solid expected earnings growth potential make us optimistic about the prospects for the Fund.

This commentary reflects the viewpoints of Skyline Asset Management, L.P., as of December 31, 2012 and is not intended as a forecast of guarantee of future results.

3

Skyline Special Equities Portfolio

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2002 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Skyline Special Equities Portfolio, the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years

Skyline Special Equities Portfolio[2,3]	19.34%	6.15%	10.12%[4]
Russell 2000® Value Index[5]	18.05%	3.55%	9.50%
Russell 2000® Index[6]	16.35%	3.56%	9.72%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higer returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products

[4]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown include the performance of the predecessor Fund.

[5]

The Russell 2000® Value Index is an unmanaged, market value weighted, value oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

[6]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance . Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Index and Russell 2000® Value Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Skyline Special Equities Portfolio

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	Skyline Special Equities Portfolio**	Russell 2000® Value Index	Russell 2000® Index
Industrials	29.3%	13.1%	15.5%
Financials	19.7%	37.0%	22.9%
Information Technology	18.5%	12.1%	16.6%
Consumer Discretionary	15.3%	11.9%	14.0%
Health Care	7.5%	4.4%	12.1%
Energy	4.4%	6.4%	6.0%
Materials	1.1%	5.8%	5.3%
Consumer Staples	0.8%	2.5%	3.5%
Telecommunication Services	0.5%	0.6%	0.7%
Utilities	0.0%	6.2%	3.4%
Other Assets and Liabilities	2.9%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
McGrath RentCorp*	2.1%
Symmetry Medical, Inc.	2.1
Triumph Group, Inc.*	2.1
Virtusa Corp.	2.0
GP Strategies Corp.*	2.0
Fairchild Semiconductor International, Inc.*	2.0
Trimas Corp.	1.9
Duff & Phelps Corp., Class A	1.9
Teleflex, Inc.*	1.9
Bristow Group, Inc.	1.9

Top Ten as a Group	19.9%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value
Common Stocks - 97.1%
Consumer Discretionary - 15.3%
Asbury Automotive Group, Inc.*	85,657	$2,743,594
Ascena Retail Group, Inc.*	134,000	2,477,660
Big Lots, Inc.*	69,900	1,989,354
Brunswick Corp.	109,900	3,196,991
Drew Industries, Inc.	101,200	3,263,700
Gildan Activewear, Inc.	99,500	3,639,710
Group 1 Automotive, Inc.	24,700	1,531,153
La-Z-Boy, Inc.	177,800	2,515,870
MDC Partners, Inc., Class A	132,800	1,500,640
Signet Jewelers, Ltd.	60,500	3,230,700
Valassis Communications, Inc.	92,800	2,392,384
Winnebago Industries, Inc.*	190,400	3,261,552
Total Consumer Discretionary		31,743,308
Consumer Staples - 0.8%
Central Garden and Pet Co.*	167,800	1,681,356
Energy - 4.4%
Bristow Group, Inc.	72,700	3,901,082
EPL Oil & Gas, Inc.*	158,900	3,583,195
TETRA Technologies, Inc.*	213,400	1,619,706
Total Energy		9,103,983
Financials - 19.7%
Aspen Insurance Holdings, Ltd.	66,073	2,119,622
BancorpSouth, Inc.	209,600	3,047,584
BBCN Bancorp, Inc.	211,500	2,447,055
Berkshire Hills Bancorp, Inc.	113,912	2,717,940
Brookline Bancorp, Inc.	302,400	2,570,400
Duff & Phelps Corp., Class A	256,200	4,001,844
First Financial Bancorp	163,700	2,393,294
First Midwest Bancorp, Inc.	250,800	3,140,016
Hanover Insurance Group, Inc., The	89,500	3,467,230
Park Sterling Corp.*	446,000	2,332,580
Reinsurance Group of America, Inc.	67,047	3,588,355
Sterling Financial Corp.	139,700	2,916,936
Symetra Financial Corp.	251,700	3,267,066
Validus Holdings, Ltd.	81,400	2,814,812
Total Financials		40,824,734
Health Care - 7.5%
Cambrex Corp.*	227,700	2,591,226
Covance, Inc.*	34,000	1,964,180
Health Management Associates, Inc., Class A*	296,600	2,764,312
Symmetry Medical, Inc.*	406,785	4,279,378

	Shares	Value
Teleflex, Inc.	55,850	$3,982,664
Total Health Care		15,581,760
Industrials - 29.3%
Avery Dennison Corp.	84,200	2,940,264
CBIZ, Inc.*	427,875	2,528,741
Columbus McKinnon Corp.*	146,450	2,419,354
CRA International, Inc.*	157,369	3,111,185
EnPro Industries, Inc.*	61,300	2,507,170
G&K Services, Inc., Class A	106,000	3,619,900
General Cable Corp.*	75,021	2,281,389
GP Strategies Corp.*	198,346	4,095,845
Harsco Corp.	119,500	2,808,250
Huron Consulting Group, Inc.*	115,700	3,897,933
Luxfer Holdings PLC, ADR*	289,500	3,552,165
Manpower, Inc.	75,600	3,208,464
McGrath RentCorp	148,400	4,306,568
Rush Enterprises, Inc., Class A*	56,500	1,167,855
Spirit Aerosystems Holdings, Inc., Class A*	108,000	1,832,760
Steelcase, Inc., Class A	166,500	2,121,210
Swift Transportation Co.*	258,400	2,356,608
Trimas Corp.*	143,400	4,009,464
Triumph Group, Inc.	65,100	4,251,030
United Rentals, Inc.*	81,400	3,705,328
Total Industrials		60,721,483
Information Technology - 18.5%
Actuate Corp.*	221,100	1,238,160
Anixter International, Inc.	37,300	2,386,454
Benchmark Electronics, Inc.*	198,589	3,300,549
Fairchild Semiconductor International, Inc.*	284,300	4,093,920
Integrated Silicon Solution, Inc.*	268,900	2,420,100
Monotype Imaging Holdings, Inc.	227,800	3,640,244
NeuStar, Inc., Class A*	92,400	3,874,332
Plantronics, Inc.	78,600	2,897,982
Radisys Corp.*	326,900	974,162
Rogers Corp.*	44,000	2,185,040
Rudolph Technologies, Inc.*	175,200	2,356,440
Sanmina Corp.*	173,200	1,917,324
Virtusa Corp.*	257,701	4,234,027
Zebra Technologies Corp., Class A*	68,900	2,706,392
Total Information Technology		38,225,126
Materials - 1.1%
Koppers Holdings, Inc.	60,700	2,315,705

The accompanying notes are an integral part of these financial statements. 6

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 0.5%
NTELOS Holdings Corp.	81,400	$1,067,154
Total Common Stocks (cost $167,368,045)		201,264,609

	Shares	Value
Other Investment Companies - 3.3%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06% (cost $6,828,130)	6,828,130	$6,828,130
Total Investments - 100.4% (cost $174,196,175)		208,092,739
Other Assets, less Liabilities - (0.4)%		(768,537)
Net Assets - 100.0%		$207,324,202

The accompanying notes are an integral part of these financial statements.

7

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjuction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $175,066,062 for Federal income tax purposes at December 31, 2012, the aggregate gross unrealized appreciation and depreciation were $39,744,944 and $6,718,267, respectively, resulting in net unrealized appreciation of investments of $33,026,677.

*	Non-income producing security.
[1]

Yield shown for each investment company listed represents its December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

As of December 31, 2012, the securities in the Fund were all valued using Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments previously presented in this report. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2012, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments at value*	$208,092,739
Receivable for investments sold	865,917
Dividends, interest and other receivables	95,770
Receivable for Fund shares sold	65,089
Receivable from affiliate	25,917
Prepaid expenses	8,513
Other assets	75,053
Total assets	209,228,998
Liabilities:
Payable for Fund shares repurchased	338,870
Payable for investments purchased	1,200,910
Accrued expenses:
Investment advisory and management fees	153,663
Administrative fees	42,684
Shareholder servicing fees	42,684
Trustees’ deferred compensation	75,053
Trustees’ fees	117
Other	50,815
Total liabilities	1,904,796

Net Assets	$207,324,202
Net Assets Represent:
Paid-in capital	$198,366,397
Undistributed net investment income	130,215
Accumulated net realized loss from investments	(25,068,974)
Net unrealized appreciation of investments	33,896,564
Net Assets	$207,324,202
Shares outstanding	7,902,794
Net asset value, offering and redemption price per share	$26.23
$174,196,175

*	Investments at cost

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the year ended December 31, 2012

Investment Income:
Dividend income	$2,825,042 [1]
Securities lending income	11,340
Interest income	62
Foreign withholding tax	(2,630)
Total investment income	2,833,814
Expenses:
Investment advisory and management fees	1,796,690
Administrative fees	499,080
Shareholder servicing fees	499,080
Transfer agent	57,030
Professional fees	39,508
Custodian	27,306
Registration fees	26,292
Reports to shareholders	11,308
Trustees fees and expenses	9,684
Extraordinary expense	8,066
Miscellaneous	8,068
Total expenses before offsets	2,982,112
Expense reimbursements	(338,851)
Expense reductions	(51)
Net expenses	2,643,210

Net investment income	190,604
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	25,595,730
Net change in unrealized appreciation (depreciation) of investments	9,079,988
Net realized and unrealized gain	34,675,718

Net increase in net assets resulting from operations	$34,866,322

[1]	Includes non-recurring dividends of $616,934.

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

For the year ended December 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$190,604	$(730,725)
Net realized gain on investments	25,595,730	27,946,658
Net change in unrealized appreciation (depreciation) of investments	9,079,988	(32,114,825)
Net increase (decrease) in net assets resulting from operations	34,866,322	(4,898,892)
Capital Share Transactions:
Proceeds from sale of shares	19,500,627	10,743,872
Cost of shares repurchased	(35,159,943)	(42,631,111)
Net decrease from capital share transactions	(15,659,316)	(31,887,239)

Total increase (decrease) in net assets	19,207,006	(36,786,131)
Net Assets:
Beginning of year	188,117,196	224,903,327

End of year	$207,324,202	$188,117,196
End of year undistributed net investment income (loss)	$130,215	$(16,893)

Share Transactions:
Sale of shares	812,407	482,520
Shares repurchased	(1,468,780)	(1,942,899)
Net decrease in shares	(656,373)	(1,460,379)

The accompanying notes are an integral part of these financial statements.

11

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$21.98	$22.45	$17.80	$11.65	$19.54
Income from Investment Operations:
Net investment income (loss)[1]	0.02 [4]	(0.08)	(0.09)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments[1]	4.23	(0.39)	4.74	6.21	(7.82)
Total from investment operations	4.25	(0.47)	4.65	6.15	(7.85)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(0.04)
Net Asset Value, End of Year	$26.23	$21.98	$22.45	$17.80	$11.65
Total Return[2]	19.34%	(2.09)%[5]	26.12%[5]	52.79%	(40.15)%
Ratio of net expenses to average net assets	1.32%[6]	1.32%	1.32%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets[2]	0.10%[6]	(0.35)%	(0.50)%	(0.47)%	(0.16)%
Portfolio turnover	47%	45%	48%	61%	47%
Net assets at end of year (000’s omitted)	$207,324	$188,117	$224,903	$252,807	$186,189

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.49%	1.51%	1.52%	1.53%	1.54%
Ratio of net investment loss to average net assets	(0.07)%	(0.54)%	(0.70)%	(0.68)%	(0.38)%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05).
[5]	The total return is based on the Financial Statement Net Asset Values as shown.
[6]	Includes non-routine extraordinary expenses amounting to $8,066 and represents 0.004% of average net assets.

12

Notes to Financial Statements

December 31, 2012

1. Summary of Significant Accounting Policies

The Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2012, the Fund had redemption fees amounting to $3,715.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

13

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2012, the Fund did not incur any overdraft fees.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-

pocket expenses. For the year ended December 31, 2012, the transfer agent expense was reduced by $51.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$24,199,087
Undistributed ordinary income	174,208
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2012 and for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred.

14

Notes to Financial Statements (continued)

As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
	Short-Term	Long-Term	Expires December 31,
(Pre-Enactment)	$24,199,087	—	2017

For the year ended December 31, 2012, the Fund utilized capital loss carryovers in the amount of $25,234,525.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 43%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an investment management agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. which serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2012, the annual investment management fee rate, as a percentage of average daily net assets, was 0.90%.

The Investment Manager has contractually agreed, until at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary items) to 1.32% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. For the year ended December 31, 2012, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/11	$1,263,473
Additional Reimbursements	338,851
Repayments	—
Expired Reimbursements	(421,278)

Reimbursement Available - 12/31/12	$1,181,046

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, the value of which is reflected in

15

Notes to Financial Statements (continued)

“Other assets” on the Statement of Assets and Liabilities at December 31, 2012. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At December 31, 2012, the unrealized appreciation on these shares amounted to $20,303.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Additional expenses to the Fund include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.25% of the Fund’s average daily net assets. The actual expense and the impact on the expense ratio for the year ended December 31, 2012 was $499,080 or 0.25%.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2012, the Fund lent to other Managers Funds varying amounts not exceeding $970,009 for 3 days earning interest of $62. The interest earned is included in the Statement of Operations as interest income. At December 31, 2012, the Fund had no loans outstanding.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were $91,702,305 and $108,089,858, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012, the Fund participated in the program.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund had no prior claims or losses and expects the risk of material loss to be remote.

6. New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Fund’s financial statements and disclosures.

7. Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

16

Notes to Financial Statements (continued)

Tax Information (unaudited)

Skyline Special Equities Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2012 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Skyline Special Equities Portfolio hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such fiscal year.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

18

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm)(1987 - Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998 - Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002 - 2009); Trustee of Bowdoin College (2002 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007 - Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977 - 2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002 - Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986 - 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990 - 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991 - 2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977 - Present); Director, CISDM at the University of Massachusetts, (1996 - Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001 - Present); Partner, S Capital Management, LLC (2007 - Present); President, TRS Associates (1982 - Present); Partner, White Bear Partners, LLC (2007 - 2010); Partner, Northampton Capital Management, LLC (2004 - 2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011 - Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007 - 2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004 - 2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004 - 2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995 - 2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007 - Present); Chief Investment Officer, Managers Investment Group LLC (2008 - Present); President, Managers Distributors, Inc. (2012 - Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Managing Director, Legg Mason & Co., LLC (2006 - 2007); Managing Director, Citigroup Asset Management (2004 - 2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010 - Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006 - 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002 - 2006); Attorney, Ropes & Gray LLP (1998 - 2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005 - Present); Treasurer, The Managers Funds (1995 - Present); Treasurer, Managers Trust I and Managers Trust II (2000 - Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000 - 2012); Vice President, The Managers Funds LLC (1994 - 2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010 - Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005 - 2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011 - Present); Attorney, DeNovo Legal (2009 - 2010); Vice President, Credit Suisse (2007 - 2009); Associate, Willkie Farr & Gallagher LLP (2006 - 2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012 - Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010 - 2012); Compliance Specialist, Calamos Advisors LLC (2007 - 2010).

19

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	SKYLINE SPECIAL EQUITIES	CHICAGO EQUITY PARTNERS BALANCED
CADENCE MID-CAP	PORTFOLIO	Chicago Equity Partners, LLC

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD BOND

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Annual Report

Managers AMG Funds

December 31, 2012

GW&K | INVESTMENT MANAGEMENT

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund

GW&K Municipal Bond Fund

Managers
INVESTMENT GROUP

AR020-1212

Managers AMG Funds

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
GW&K Small Cap Equity Fund	3
GW&K Municipal Enhanced Yield Fund	9
GW&K Municipal Bond Fund	18

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	27

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	29
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	30
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	31
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	32
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	38
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

TRUSTEES AND OFFICERS	46

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes — Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period*
GW&K Small Cap Equity Fund
Investor Class Shares
Based on Actual Fund Return	1.41%	$1,000	$1,076	$7.36
Hypothetical (5% return before expenses)	1.41%	$1,000	$1,018	$7.15
Service Class Shares
Based on Actual Fund Return	1.22%	$1,000	$1,077	$6.37
Hypothetical (5% return before expenses)	1.22%	$1,000	$1,019	$6.19
Institutional Class Shares
Based on Actual Fund Return	0.95%	$1,000	$1,078	$4.96
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.82
GW&K Municipal Enhanced Yield Fund
Investor Class Shares
Based on Actual Fund Return	1.13%	$1,000	$1,054	$5.83
Hypothetical (5% return before expenses)	1.13%	$1,000	$1,019	$5.74
Service Class Shares
Based on Actual Fund Return	0.85%	$1,000	$1,055	$4.39
Hypothetical (5% return before expenses)	0.85%	$1,000	$1,021	$4.32
Institutional Class Shares
Based on Actual Fund Return	0.64%	$1,000	$1,055	$3.31
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.25
GW&K Municipal Bond Fund
Investor Class Shares
Based on Actual Fund Return	0.76%	$1,000	$1,030	$3.88
Hypothetical (5% return before expenses)	0.76%	$1,000	$1,021	$3.86
Service Class Shares
Based on Actual Fund Return	0.54%	$1,000	$1,030	$2.76
Hypothetical (5% return before expenses)	0.54%	$1,000	$1,022	$2.75
Institutional Class Shares
Based on Actual Fund Return	0.34%	$1,000	$1,031	$1.74
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,023	$1.73

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

2

GW&K Small Cap Equity Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ending December 31, 2012, the GW&K Small Cap Equity Fund (Investor Class) (the “Fund”) returned 14.45%, underperforming the Russell 2000® Index, which returned 16.35%, and the Russell 3000® Index, which returned 16.42%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.managersinvest.com.

Another revolution around the sun has returned investors to that arbitrary but useful moment of reflection known as New Year’s Day. Since reflection and rumination are not frequent activities in our current frenetic culture, we may as well take this opportunity to pause and consider what conditions remain entrenched and what has changed as we enter 2013. For equity investors, there are some constancies that have developed since 2008 that still remain entrenched. After a seasonal burst out of the gates in the first quarter of last year, the domestic economy now appears to be merely healthy if not robust. GDP growth and job creation are occurring but at lower levels than we need to change the picture dramatically. Monetary policy is alarmingly accommodative the world over. Our government still spends more than it takes in by a long shot and elected leaders have not developed a plan to address the structural demographic issues in our entitlement programs. Europe has seen their economy essentially go sideways and also appears to have long-term debt issues that have not been addressed. China, the global growth engine the world needs to keep humming, has seen an apparent slowdown in economic growth to somewhere between the mid and high single-digit range.

So what is different in January 2013? Certainly one of the most obvious positive changes for 2012 compared to 2011 was absolute performance in the equity markets. The S&P 500 Index returned about 16.0% during 2012, while the small cap Russell 2000® Index finished up 16.4%. The Russell 2000® Value Index outperformed the Russell 2000® Growth Index 18.1% to 14.6% during the year, another change after Growth’s better numbers over the past 2-3 years. Value outperformed by a dramatic 270 basis points in the fourth quarter. So in addition to better absolute numbers, 2012 and particularly the fourth quarter results indicate a change in tone as small cap and value outperform. Only time will tell if this is merely an early creep of the January effect on the calendar, although we suspect there is something more fundamental afoot.

On a sector basis in 2012, the small-cap market was driven by great performance in the materials, consumer discretionary, financials and industrials sectors. While consumer discretionary has been a leading sector since the market bottom in early 2009, financials have lagged the small-cap market each of the past three years and materials was actually the worst performer in 2011. Until 2012, the industrials sector was an average performer off the early 2009 bottom. One common linkage between many of these sectors is their exposure to the residential real estate cycle. As home prices have started to stabilize and move higher and sales activity has increased, homebuilders, banks and construction related stocks have all done exceptionally well. Sectors with more stable earnings streams, such as consumer staples and utilities, delivered positive but muted returns for 2012 after leading the market in 2011. Information technology delivered below index results for the second year in a row. We believe this sector is digesting strong results from 2009-10 as well as industry specific demand transitions and perhaps perceived higher exposure to European and U.S. Government revenues.

Examining small-cap performance by factor shows that that once again change was in the air. Beginning in 2009, as we have emerged from the credit crisis, the beta factor was the most important determinant of equity returns. Beta was strongly in favor for most of 2009 and 2010, but became a negative driver of returns in 2011. In 2012, we are happy to report that index returns around beta quintiles were largely irrelevant, although higher beta stocks were slightly favored. This is a healthy development, as stock returns are becoming more independent and hopefully related to fundamentals rather than simply risk on or risk off forces. Some factors within the Russell 2000® that were more conclusive were valuation and leverage. Investors demonstrated a strong preference for stocks in the lowest P/E quintile (P/E < 12.3) and for those with the highest levels of leverage. We believe this trend has numerous drivers, including sector/industry performance (strong returns from materials, REITs, airlines, thrifts, auto components, etc.), wide open credit markets and moderating earnings growth overall. The latter two factor trends were also very much in place during the fourth quarter. Interestingly, high beta was much more in favor during the fourth quarter, although the Index’s return was not high on an absolute basis.

As mentioned above, the Fund finished the year below the benchmark. On a sector attribution basis, our best relative performers in 2012 came from energy, technology and Industrials. Our largest holding at year end, an energy stock, drove returns in that sector as the company announced strong well results that pushed the stock higher throughout the second half of the year. In technology, we had seven holdings return over 20 percent in a sector that barely posted a 10 percent return for the year. In industrials six holdings delivered returns above 30 percent, which boosted results in that group. Our disappointments for the year came mostly from two sectors: financials and materials. In financials mostly solid performance was muted by several challenged holdings and an underexposure to the strong performing REIT group. Investors appeared to prefer riskier names in the bank and thrift segments with more recovery potential than our holdings to the real estate market cycle. The materials sector saw many highly leverage names levitate on hopes of a recovery in construction and paper/packaging end markets. Most of our holdings are much more conservatively positioned and thereby underperformed the hot sector. In addition, we had one name in this group which delivered very disappointing earnings news that clipped one quarter of the company’s value. We expect changes in this sector in the year ahead.

Factor attribution for the year was not dramatic, but certainly was a slight tailwind we had to fight against. The minimal preference for high beta, but more importantly the strong outperformance of the lowest valuation stocks and the highest leverage stocks, left our Portfolio disadvantaged given our preference for more moderate measurements on all three factors. However, we look upon the diminished impact of the factor attribution compared to past years

3

GW&K Small Cap Equity Fund

Portfolio Manager’s Comments (continued)

very favorably, with the belief that it likely indicates a healthier market environment in the future.

To conclude, we present several changes we see in the environment that we believe bode well for small-cap investors. In the U.S., Fed action and the passage of time have finally allowed for improvement in the residential housing prices and activity. This segment of the economy is likely to be a welcomed tailwind to job and GDP growth in 2013. Additionally, continued successful energy exploration domestically acts as a positive catalyst in several ways. First, given that many of these new plays are in geographies that have not been hotbeds of energy production, the industry needs to invest in infrastructure to transport gas and liquids to market. Second, the additional supply of these commodities should put downward pressure on their market prices, which is a boon to both consumers and manufacturers. A final new development to the current market conditions is the calming of past seasonal patterns and asset class correlations as we have emerged from the debt crisis. While we have experienced a first quarter rush and third quarter swoon in each of the last three years, the variation and its impact on markets has muted. Additionally, there appears to be less “risk on versus risk off” trading behavior, or at minimum, a shifting of the relationships as the global economy mends the giant rifts that occurred in 2007-2008. While hard to quantify, we look on all of these developments as positive signals that markets are in the process of normalizing. We believe the economy will continue to improve and equities are the best way for investors to position in this environment given their moderate valuations and the lack of attractive alternatives. To be sure, there will continue to be greater than normal systemic concerns and certainly bumps in the markets will reflect these fears. We will continue to look for ways to adjust the Portfolio to take advantage of these opportunities as they arise.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Small Cap Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in GW&K Small Cap Equity Fund — Investor Class on December 31, 2002, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

4

GW&K Small Cap Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Small Cap Equity Fund and the Russell 2000® Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
GW&K Small Cap Equity Fund[2,3,4]
Investor Class	14.45%	4.58%	8.42%	6.79%	12/10/96
Service Class	14.74%	—	—	17.14%	7/27/09
Institutional Class	14.90%	—	—	17.37%	7/27/09
Russell 2000® Index[5]	16.35%	3.56%	9.72%	6.86%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of the predecessor Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. which was reorganized into the GW&K Multi-Cap Equity Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[4]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell 2000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

GW&K Small Cap Equity Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	GW&K Small Cap Equity Fund**	Russell 2000® Index
Financials	19.6%	22.9%
Industrials	18.9%	15.5%
Information Technology	18.9%	16.6%
Consumer Discretionary	13.8%	14.0%
Health Care	13.5%	12.1%
Energy	4.8%	6.0%
Materials	3.1%	5.3%
Utilities	2.9%	3.4%
Consumer Staples	2.4%	3.5%
Exchange Traded Funds	1.1%	0.0%
Telecommunications Services	0.0%	0.7%
Other Assets and Liabilities	1.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Gulfport Energy Corp.	2.6%
Signature Bank*	2.5
Middleby Corp.*	2.4
Group 1 Automotive, Inc.	2.3
Cleco Corp.*	2.0
FEI Co.	1.9
ICU Medical, Inc.*	1.9
Portfolio Recovery Associates, Inc.	1.9
Tyler Technologies, Inc.	1.9
Mid-America Apartment Communities, Inc.*	1.8

Top Ten as a Group	21.2%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value
Common Stocks - 97.9%
Consumer Discretionary - 13.8%
BJ’s Restaurants, Inc.*	18,285	$601,576
Grand Canyon Education, Inc.*	79,385	1,863,166
Group 1 Automotive, Inc.	38,835	2,407,382
Hibbett Sports, Inc.*	28,680	1,511,436
Life Time Fitness, Inc.*	36,965	1,819,048
Monro Muffler Brake, Inc.	17,615	615,997
Ryland Group, Inc., The	48,320	1,763,680
Steiner Leisure, Ltd.*	20,460	985,967
Texas Roadhouse, Inc.	83,885	1,409,268
Tupperware Brands Corp.	22,320	1,430,712
Total Consumer Discretionary		14,408,232
Consumer Staples - 2.4%
Harris Teeter Supermarkets, Inc.	38,710	1,492,658
WD-40 Co.	20,960	987,426
Total Consumer Staples		2,480,084
Energy - 4.8%
Dril-Quip, Inc.*	20,655	1,508,848
Gulfport Energy Corp.*	71,190	2,720,882
Tesco Corp.*	67,570	769,622
Total Energy		4,999,352
Financials - 19.6%
American Campus Communities, Inc.	38,300	1,766,779
Cohen & Steers, Inc.	49,515	1,508,722
Glacier Bancorp, Inc.	87,200	1,282,712
Iberiabank Corp.	29,565	1,452,233
MarketAxess Holdings, Inc.	53,220	1,878,666
Mid-America Apartment Communities, Inc.	29,105	1,884,549
National Health Investors, Inc.	26,870	1,518,961
Pebblebrook Hotel Trust	45,825	1,058,557
ProAssurance Corp.	37,950	1,601,110
Signature Bank*	37,160	2,650,994
Stifel Financial Corp.*	51,130	1,634,626
SVB Financial Group*	25,155	1,407,925
Umpqua Holdings Corp.	65,255	769,356
Total Financials		20,415,190
Health Care - 13.5%
Acadia Healthcare Co., Inc.*	1,800	41,994
Air Methods Corp.	38,820	1,432,070
Cubist Pharmaceuticals, Inc.*	38,110	1,602,907
Hanger, Inc.*	60,680	1,660,205
HMS Holdings Corp.*	62,580	1,622,074
ICU Medical, Inc.*	32,575	1,984,795

	Shares	Value
IPC The Hospitalist Co., Inc.*	32,020	$1,271,514
Landauer, Inc.	15,105	924,577
Medidata Solutions, Inc.*	21,400	838,666
United Therapeutics Corp.*	20,700	1,105,794
West Pharmaceutical Services, Inc.	29,085	1,592,404
Total Health Care		14,077,000
Industrials - 18.9%
CLARCOR, Inc.	38,680	1,848,130
Corporate Executive Board Co., The	28,515	1,353,322
Healthcare Services Group, Inc.	64,910	1,507,859
Heartland Express, Inc.	113,420	1,482,399
II-VI, Inc.*	55,405	1,012,249
Middleby Corp.*	19,275	2,471,248
Nordson Corp.	28,190	1,779,353
Portfolio Recovery Associates, Inc.*	18,465	1,973,170
RBC Bearings, Inc.*	35,220	1,763,465
Ritchie Bros. Auctioneers, Inc.	49,805	1,040,426
Toro Co., The	37,465	1,610,246
Universal Forest Products, Inc.	29,150	1,108,866
US Ecology, Inc.	35,225	829,196
Total Industrials		19,779,929
Information Technology - 18.9%
Blackbaud, Inc.	48,990	1,118,442
Cardtronics, Inc.*	46,675	1,108,064
Cavium, Inc.*	31,560	984,988
Cognex Corp.	41,905	1,542,942
Cohu, Inc.	59,350	643,354
CoStar Group, Inc.*	13,850	1,237,774
FEI Co.	36,395	2,018,467
Harmonic, Inc.*	128,675	652,382
Hittite Microwave Corp.*	29,870	1,854,927
NIC, Inc.	75,630	1,235,794
Power Integrations, Inc.	29,530	992,503
PROS Holdings, Inc.*	54,155	990,495
Rofin-Sinar Technologies, Inc.*	47,910	1,038,689
SciQuest, Inc.*	40,635	644,471
Solera Holdings, Inc.	22,465	1,201,204
Sourcefire, Inc.*	10,600	500,532
Tyler Technologies, Inc.*	39,720	1,924,037
Total Information Technology		19,689,065
Materials - 3.1%
Compass Minerals International, Inc.	12,925	965,627
Schnitzer Steel Industries, Inc., Class A	17,390	527,439

The accompanying notes are an integral part of these financial statements.

7

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.1% (continued)
Silgan Holdings, Inc.	42,760	$1,778,388
Total Materials		3,271,454
Utilities - 2.9%
Cleco Corp.	51,495	2,060,315
NorthWestern Corp.	29,090	1,010,296
Total Utilities		3,070,611
Total Common Stocks (cost $87,906,130)		102,190,917
Exchange Traded Funds - 1.1%
Clearbridge Energy MLP Fund, Inc.	21,265	489,733

	Shares	Value
Tortoise Energy Infrastructure Corp.	18,225	$692,368
Total Exchange Traded Funds (cost $1,071,196)		1,182,101
Other Investment Companies - 0.9%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06% (cost $955,417)	955,417	955,417
Total Investments - 99.9% (cost $89,932,743)		104,328,435
Other Assets, less Liabilities - 0.1%		103,381
Net Assets - 100.0%		$104,431,816

The accompanying notes are an integral part of these financial statements.

8

GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2012, the GW&K Municipal Enhanced Yield Fund (Institutional Class) (the “Fund”) returned 14.13%, outperforming Barclays U.S. Municipal Bond BAA Index (the “Index”), which returned 9.80%.

The Fund outperformed its benchmark, the Barclays U.S. Municipal Bond BAA, while generating strong absolute returns as well. Our longer duration against the Index helped as rates declined in 2012. Looking forward, wide credit spreads and a steep yield curve continue to highlight the relative attractiveness of this strategy which boosts yields approximately 140 basis points higher than the intermediate space.

New issue volume for the year rebounded from the decade-low levels of 2011, but the nature of that issuance had important implications for market performance. A massive increase in refinancing pushed total issuance 30% above last year. But new money borrowing was actually down slightly, continuing a move toward austerity that we’ve seen since the market melt-down of a few years ago. Because refunding debt tends to be shorter than new money issuance, the long-end benefitted from a relative scarcity of supply. With investors simultaneously reaching for income further out, the yield curve, long-term municipal bonds were able to post double-digit returns for the year.

Concerns over municipal credit quality were muted in 2012 as a slow-building recovery continued to stabilize fundamentals. States reported consistent, if unspectacular, growth in tax revenues and default levels once again declined on a year-over-year basis. Going forward, pension reform and a reduction in federal spending will be major focuses on the credit front. While most states have already implemented some form of pension relief, regulatory changes in the way liabilities are reported will result in funded ratios that appear worse than official figures, prompting many legislatures to consider further measures. Keep in mind, however, that the magnitude of pension pressures differs dramatically by state based on funded status, flexibility to navigate state pension laws and political willingness to tackle the problem. Another issue for states is the inevitable drop in federal aid given the broader desire to rein in the U.S. budget deficit. The trickle-down effect of reduced federal spending means states must remain vigilant with regard to budget discipline.

As we head into 2013, technicals should remain a meaningful tailwind to the market. Supply estimates point to only a small increase over last year with refunding still dominant and new money far below its 10-year historical average. Higher marginal rates on income and the health care surtax should support overall demand. Less favorable is the historically low level of rates, which provides little cushion should risk appetite return to the markets. And while the fiscal cliff legislation left untouched the municipal bond exemption, the issue remains on the table for the next round of negotiation over entitlement cuts versus new revenue sources. While it seems likely that the 28% cap proposal resurfaces, the good news is that year-end valuations against Treasury yield reflect almost no tax advantage to municipal bonds at all. If the proposal became law, any over-reaction by investors who arbitrarily dump municipal bonds should be seen as an opportunity to take advantage of a dislocated market.

As always, the key to navigating the uncertainty that lies ahead is to have a strategy firmly in place. While we don’t know the outcomes of future rate moves or coming tax reform or international volatility, we believe we know how to take advantage of any and all events. With solid fundamental footings, cheap relative valuations and a wildly successful historical record of providing state and local governments stable, low-cost access to credit, investors should feel confident municipals will remain an important fixture in any portfolio.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in GW&K Municipal Enhanced Yield Fund — Institutional Class on December 30, 2005, to a $10,000 investment made in the Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

9

GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Municipal Enhanced Yield Fund and the Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Since Inception	Inception Date
GW&K Municipal Enhanced Yield Fund[2,3,4,5]
Investor Class	13.80%	—	11.84%	7/27/09
Service Class	13.90%	—	12.04%	7/27/09
Institutional Class	14.13%	7.01%	5.27%	12/30/05
Barclays U.S. Municipal Bond BAA Index[6]	9.80%	4.79%	4.07%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]

The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[3]

Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[4]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[5]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[6]

The Barclays U.S. Municipal Bond BAA Index is a subset of the Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. Unlike the Fund, the index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

10

GW&K Municipal Enhanced Yield Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Rating	GW&K Municipal Enhanced Yield Fund**
U.S. Treasury & Agency	0.0%
Aaa	0.0%
Aa	1.9%
A	32.8%
Baa	59.8%
Ba & lower	5.3%
Not Rated	0.2%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40*	3.6%
Love Field Airport Modernization Corp. Revenue, Southwest Airlines Co. - Love Field Modernization Program Project, Series 2010, 5.250%, 11/01/40*	3.5
California State Public Works Board Revenue, Series 2012 A, 5.000%, 04/01/37*	3.4
Grand Forks Health Care Revenue, Altru Health System, 5.000%, 12/01/35*	3.4
Pennsylvania Higher Educational Facilities Authority, La Salle University, 5.000%, 05/01/42	3.2
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38*	3.0
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2012 A, 5.000%, 08/15/42	2.8
Iowa Finance Authority, Alcoa Inc. Project, 4.750%, 08/01/42	2.6
Phoenix Industrial Development Authority, Rowan University, 5.000%, 06/01/42*	2.5
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38*	2.5

Top Ten as a Group	30.5%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

GW&K Municipal Enhanced Yield Fund

Fund Snapshots (continued)

December 31,2012

State Breakdown (unaudited)

State	% of Net Assets
Texas	12.4%
California	8.1%
Ohio	7.8%
Pennsylvania	7.3%
Arizona	7.0%
Florida	5.6%
Massachusetts	4.9%
North Dakota	3.4%
Tennessee	3.3%
Colorado	3.0%
Virginia	2.7%
Iowa	2.6%
Indiana	2.6%
West Virginia	2.5%
New Hampshire	2.4%
District of Columbia	2.3%
New York	2.2%
New Jersey	2.1%
Virgin Islands	1.7%
Nebraska	1.6%
Michigan	1.6%
Louisiana	1.6%
Illinois	1.4%
Kentucky	1.2%
Maryland	0.9%
Guam	0.7%
Hawaii	0.6%
Alabama	0.4%
Mississippi	0.2%
North Carolina	0.1%
Connecticut	0.1%
Georgia	0.0%#
Other Assets and Liabilities	5.7%

100.0%

#	Rounds to less than 0.1%

12

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2012

	Principal Amount	Value
Municipal Bonds - 94.3%
Alabama - 0.4%
Courtland Industrial Development Board Solid Waste Disposal Revenue, Champion International Corp. Project, Series 1999, 6.000%, 08/01/29	$1,415,000	$1,420,943
Arizona - 7.0%
Apache County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2010 A, 4.500%, 03/01/30	5,505,000	5,761,368
Maricopa County Pollution Control Corp., El Paso Electric Co. Palo Verde Project, Series 2012 A, 4.500%, 08/01/42	3,530,000	3,643,631
Phoenix Industrial Development Authority, Rowan University, 5.000%, 06/01/42	7,500,000	8,218,500
Pima County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2010 A, 5.250%, 10/01/40	3,025,000	3,308,140
Pima County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2012 A, 4.500%, 06/01/30	1,500,000	1,567,860
Total Arizona		22,499,499
California - 8.1%
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.250%, 02/01/37	605,000	637,343
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	3,380,000	3,673,722
California State Public Works Board Revenue, Riverside Campus Project, Series 2009 B, 6.125%, 04/01/28	110,000	133,972
California State Public Works Board Revenue, Series 2012 A, 5.000%, 04/01/37	10,150,000	11,082,886
California Statewide Communities Development Authority School Facility Revenue, Aspire Public Schools, Series 2010, 6.000%, 07/01/40	500,000	521,410
California Statewide Communities Development Authority Student Housing Revenue, University of California Irvine Campus Apartments Project, Series 2011, 5.375%, 05/15/38	2,260,000	2,492,464
Sacramento County Public Facilities Financing Corporation COP, 5.750%, 02/01/30	1,935,000	2,177,320
San Diego Public Facilities Financing Authority Lease Revenue, Capital Improvement Project, Series 2012 A, 5.000%, 04/15/37	3,000,000	3,228,090
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series 2010 A, 5.250%, 03/01/40	2,140,000	2,335,489
Total California		26,282,696
Colorado - 3.0%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	6,895,000	9,656,723
Connecticut - 0.1%
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Technologies, Series 1993 A, 5.500%, 01/01/20	180,000	180,673
District of Columbia - 2.3%
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31 (FGIC Insured)[2]	5,025,000	5,244,291
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/35 (FGIC Insured)[2]	2,210,000	2,284,278
Total District of Columbia		7,528,569
Florida - 5.6%
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	3,800,000	4,306,578
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/29	7,000,000	7,595,280
Miami-Dade County Special Obligation Revenue, Series 2012 B, 5.000%, 10/01/35	2,000,000	2,216,100
Miami-Dade County Special Obligation Revenue, Series 2012 B, 5.000%, 10/01/37	2,050,000	2,250,367
Seminole Indian Tribe of Florida, Inc., Series 2010 A, 5.125%, 10/01/17 (a)	1,275,000	1,339,770

The accompanying notes are an integral part of these financial statements.

13

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Florida - 5.6% (continued)
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.250%, 10/01/27 (a)	$50,000	$53,317
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.500%, 10/01/24 (a)	150,000	162,449
Total Florida		17,923,861
Georgia - 0.0%#
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.800%, 12/01/20	10,000	10,016
Guam - 0.7%
Guam Power Authority Revenue, Series 2012 A, 5.000%, 10/01/30 (AGM Insured)[2]	1,000,000	1,127,270
Guam Power Authority Revenue, Series 2012 A, 5.000%, 10/01/34	1,000,000	1,082,480
Total Guam		2,209,750
Hawaii - 0.6%
Hawaii Pacific Health Special Purpose Revenue, Series 2010 B, 5.750%, 07/01/40	1,750,000	1,956,167
Illinois - 1.4%
Illinois State General Obligation, 5.000%, 08/01/25	1,040,000	1,184,113
Illinois State General Obligation, 5.000%, 03/01/37	1,200,000	1,312,380
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	1,735,000	2,104,867
Total Illinois		4,601,360
Indiana - 2.6%
Indiana State Finance Authority Environmental Improvement Revenue, US Steel Corp. Project, 6.000%, 12/01/26	1,940,000	1,995,872
Indiana State Finance Authority Hospital Revenue, Community Health Network, Series 2012 A, 5.000%, 05/01/42	3,500,000	3,852,625
Indiana State Finance Authority Midwestern Division, Ohio Valley Electric Corp., Series 2012 A, 5.000%, 06/01/39	2,500,000	2,577,500
Total Indiana		8,425,997
Iowa - 2.6%
Iowa Finance Authority, Alcoa Inc. Project, 4.750%, 08/01/42	8,440,000	8,523,809
Kentucky - 1.2%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health System, Inc., Series 2010 A, 6.375%, 06/01/40	1,655,000	1,971,403
Owen County Waterworks System Revenue, American Water Co. Project, Series 2009 A, 6.250%, 06/01/39	1,755,000	1,963,582
Total Kentucky		3,934,985
Louisiana - 1.6%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	4,500,000	5,124,105
Maryland - 0.9%
Maryland State Health & Higher Educational Facilities Authority Revenue, Frederick Memorial Hospital, Series 2012 A, 4.000%, 07/01/38	3,000,000	2,981,010
Massachusetts - 4.9%
Massachusetts Development Finance Agency Revenue, Tufts Medical Center Issue, Series 2011 I, 6.750%, 01/01/36	945,000	1,135,588
Massachusetts State Development Finance Agency Revenue, Covanta Energy Project, Series 2012 B, 4.875%, 11/01/42	5,000,000	5,047,800
Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup Issue, Series 2008 E-1, 5.125%, 07/01/33	3,120,000	3,413,686

The accompanying notes are an integral part of these financial statements.

14

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Massachusetts - 4.9% (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup Issue, Series 2008 E-1, 5.125%, 07/01/38	$3,495,000	$3,796,514
Massachusetts State Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	2,090,000	2,381,785
Total Massachusetts		15,775,373
Michigan - 1.6%
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	4,590,000	5,221,079
Mississippi - 0.2%
Warren, County, Mississippi, Gulf Opportunity Zone Revenue, International Paper Co. Project, Series 2011 A, 5.375%, 12/01/35	650,000	719,999
Nebraska - 1.6%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	4,960,000	5,304,621
New Hampshire - 2.4%
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42	6,985,000	7,657,376
New Jersey - 2.1%
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	1,420,000	1,605,921
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	1,150,000	1,189,571
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A, 5.625%, 07/01/32	2,765,000	3,113,362
New Jersey State Educational Facilities Authority Revenue, University Medical and Dentistry, Series 2009 B, 7.500%, 12/01/32	570,000	720,788
Total New Jersey		6,629,642
New York - 2.2%
Chautauqua County Industrial Development Agency Exempt Facility Revenue, NRG Dunkirk Power Project, Series 2009, 5.875%, 04/01/42	4,655,000	5,261,500
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,645,000	1,934,355
Total New York		7,195,855
North Carolina - 0.1%
Columbus County Industrial Facilities & Pollution Control Financing Authority, International Paper Co. Projects, Series 2009 A, 6.250%, 11/01/33	200,000	227,912
Columbus County Industrial Facilities & Pollution Control Financing Authority, Recovery Zone Facility Bonds, Series 2010 A, 5.700%, 05/01/34	125,000	139,970
Total North Carolina		367,882
North Dakota - 3.4%
Grand Forks Health Care Revenue, Altru Health System, 5.000%, 12/01/35	9,910,000	10,911,405
Ohio - 7.8%
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	10,520,000	11,667,522
Cleveland Airport System Revenue, Series 2012 A, 5.000%, 01/01/31	5,805,000	6,572,247
Cleveland Airport System Revenue, Series 2012 A, 5.000%, 01/01/31 (AGM Insured)[2]	3,600,000	4,120,992
Ohio State Water Development Authority, Environment Improvement Revenue, US Steel Corp. Project, Series 2011, 6.600%, 05/01/29	2,660,000	2,842,981
Total Ohio		25,203,742
Pennsylvania - 7.3%
Allegheny County Industrial Development Authority, 6.875%, 05/01/30	1,230,000	1,317,810

The accompanying notes are an integral part of these financial statements.

15

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Pennsylvania - 7.3% (continued)
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	$5,085,000	$5,626,044
Pennsylvania Higher Educational Facilities Authority Revenue, East Stroudsburg University Student Housing Project, Series 2006 A, 5.000%, 07/01/42	3,105,000	3,253,077
Pennsylvania Higher Educational Facilities Authority, La Salle University, 5.000%, 05/01/42	9,215,000	10,274,172
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	1,350,000	1,451,088
Philadelphia General Obligation, Series 2011, 6.000%, 08/01/36	1,025,000	1,192,700
Philadelphia Municipal Authority Revenue, 6.500%, 04/01/39	325,000	363,373
Total Pennsylvania		23,478,264
Tennessee - 3.3%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2009 A, 7.750%, 07/01/38	175,000	221,594
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2012 A, 5.000%, 08/15/42	8,130,000	9,040,804
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/23	1,175,000	1,314,003
Total Tennessee		10,576,401
Texas - 12.4%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	3,245,000	3,801,355
Fort Bend County Industrial Development Corp. Industrial Revenue, Series 2012 A, 4.750%, 05/01/38	2,500,000	2,634,325
Fort Bend County Industrial Development Corp. Industrial Revenue, Series 2012 B, 4.750%, 11/01/42	1,510,000	1,586,149
Gulf Coast Industrial Development Authority, CITGO Petroleum Project, 4.875%, 05/01/25	5,000,000	5,075,250
Gulf Coast Waste Disposal Authority, International Paper Co. Project, Series 2002 A, 6.100%, 08/01/24	315,000	316,282
Gulf Coast Waste Disposal Authority, Waste Management Brazoria County Project, Series 2003 A, 5.200%, 05/01/28	360,000	386,471
Love Field Airport Modernization Corp. Revenue, Southwest Airlines Co. - Love Field Modernization Program Project, Series 2010, 5.250%, 11/01/40	10,315,000	11,245,722
North Texas Tollway Authority Capital Appreciation Revenue, Special Projects System, Series 2011 B, 4.256%, 09/01/37[3]	2,000,000	532,020
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 A, 6.250%, 12/15/26	4,905,000	6,282,913
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group Managed Lanes Project, Series 2010, 7.000%, 06/30/40	2,355,000	2,864,434
Texas State Transportation Commission Revenue, Series 2012 A, 5.000%, 08/15/41	5,000,000	5,420,550
Total Texas		40,145,471
Virgin Islands - 1.7%
Virgin Islands Public Finance Authority Matching Fund Loan Notes, Series 2012 A, 5.000%, 10/01/32	5,000,000	5,429,250
Virginia - 2.7%
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	2,500,000	2,682,125
Industrial Development Authority of Washington County, Virginia, Hospital Revenue, Mountain States Health Alliance, Series 2009 C, 7.750%, 07/01/38	110,000	140,052
Route 460 Funding Corp. Toll Road Revenue, Series 2012 A, 5.125%, 07/01/49	5,500,000	5,856,015
Total Virginia		8,678,192
West Virginia - 2.5%
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38[4]	7,050,000	7,904,319
Total Municipal Bonds (cost $285,225,027)		304,459,034

The accompanying notes are an integral part of these financial statements.

16

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 4.9%[1]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $15,701,534)	15,701,534	$15,701,534
Total Investments - 99.2% (cost $300,926,561)		320,160,568
Other Assets, less Liabilities - 0.8%		2,636,593
Net Assets - 100.0%		$322,797,161

The accompanying notes are an integral part of these financial statements.

17

GW&K Municipal Bond Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the 12-month period ending December 31, 2012, the GW&K Municipal Bond Fund (Institutional Class) (the “Fund”) returned 5.71%, outperforming its benchmark, the Barclays Municipal Bond 10-Year Index (the “Index”), which returned 5.70%.

The Fund posted another year of strong absolute performance, while slightly outperforming the Index. Municipal bonds still posted solid gains for the year, particularly at the long end of the market. On the positive side, we maintained a slightly longer duration throughout most of the year as rates declined. The timing of our shortening trade in early December also helped performance as we increased our cash position before rates rose heading into the end of the year. However, an underweight to lower rated credits and riskier market sectors held back relative performance as spreads tightened significantly.

New issue volume for the year rebounded from the decade-low levels of 2011, but the nature of that issuance had important implications for market performance. A massive increase in refinancing pushed total issuance 30% above last year. But new money borrowing was actually down slightly, continuing a move toward austerity that we’ve seen since the market melt-down of a few years ago. Because refunding debt tends to be shorter than new money issuance, the long-end benefitted from a relative scarcity of supply. With investors simultaneously reaching for income further out, the yield curve, long-term municipal bonds were able to post double-digit returns for the year.

Concerns over municipal credit quality were muted in 2012 as a slow-building recovery continued to stabilize fundamentals. States reported consistent, if unspectacular, growth in tax revenues and default levels once again declined on a year-over-year basis. Going forward, pension reform and a reduction in federal spending will be major focuses on the credit front. While most states have already implemented some form of pension relief, regulatory changes in the way liabilities are reported will result in funded ratios that appear worse than official figures, prompting many legislatures to consider further measures. Keep in mind, however, that the magnitude of pension pressures differs dramatically by state based on funded status, flexibility to navigate state pension laws and political willingness to tackle the problem. Another issue for states is the inevitable drop in federal aid given the broader desire to rein in the U.S. budget deficit. The trickle-down effect of reduced federal spending means states must remain vigilant with regard to budget discipline.

As we head into 2013, technicals should remain a meaningful tailwind to the market. Supply estimates point to only a small increase over last year with refunding still dominant and new money far below its 10-year historical average. We believe higher marginal rates on income and the health care surtax should support overall demand. Less favorable is the historically low level of rates, which provides little cushion should risk appetite return to the markets. And while the fiscal cliff legislation left untouched the municipal bond exemption, the issue remains on the table for the next round of negotiation over entitlement cuts versus new revenue sources. While it seems likely that the 28% cap proposal resurfaces, the good news is that year-end valuations against Treasury yield reflect almost no tax advantage to municipal bonds at all. If the proposal became law, any over-reaction by investors who arbitrarily dump municipal bonds should be seen as an opportunity to take advantage of a dislocated market.

At the end of November, we felt that the market rally had gone too far and decided to shorten our duration. Not only had municipal rates rallied to historic lows, but the yield curve had flattened dramatically, sapping some of the yield and roll advantage from longer maturity bonds. Municipals had also significantly outperformed the Treasury market despite a seasonal bias toward technical weakness, another sign that the rally was overdone. Our strategy has always been to bring in duration when rates fall and this environment certainly qualified. We sold our longest maturities (10 years plus), raising cash to over 8.5% in the composite. This moved our duration from 6.2 at the beginning of the quarter to 5.6, the lowest it has been in 10 years. We will look to redeploy this cash opportunistically over the course of the first quarter of 2013.

As always, the key to navigating the uncertainty that lies ahead is to have a strategy firmly in place. While we don’t know the outcomes of future rate moves or coming tax reform or international volatility, we believe we know how to take advantage of any and all events. With solid fundamental footings, cheap relative valuations and a wildly successful historical record of providing state and local governments stable, low-cost access to credit, investors should feel confident municipals will remain an important fixture in any portfolio.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in GW&K Municipal Bond Fund — Service Class on June 30, 2009, to a $10,000 investment made in the Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

18

GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Municipal Bond Fund and the Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
GW&K Municipal Bond Fund[2,3,4]
Investor Class	5.36%	7.45%	6/30/09
Service Class	5.53%	7.68%	6/30/09
Institutional Class	5.71%	8.00%	6/30/09
Barclays 10-Year Municipal Bond Index[5]	5.70%	7.77%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. Issuer of bonds may not be able to meet interest of principal payments when the bonds come due. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[3]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[4]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[5]

The Barclays 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody, Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

19

GW&K Municipal Bond Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Rating	GW&K Municipal Bond Fund**
Aaa	15.6%
Aa	52.5%
A	30.4%
Baa	1.5%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Washington State Federal Highway Grant, Senior 520 Corridor Program, 5.000%, 10/01/18	2.4%
Washington State General Obligation, Motor Fuel Tax Revenue, Series 2012 E, 5.000%, 02/01/21*	2.1
Port of Seattle Revenue, Series 2012 A, 5.000%, 08/01/23*	2.0
Los Angeles County Metropolitan Transportation Authority, Series 2013 A, 5.000%, 07/01/20	2.0
North Carolina Eastern Municipal Power Agency, Series 2012 D, 5.000%, 01/01/23*	2.0
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/22*	1.9
Michigan State Trunk Line Fund, Series 2006, 5.000%, 09/01/19*	1.8
New York State Thruway Authority, Series 2012 I, 5.000%, 01/01/21*	1.7
California State Department of Water Resources Revenue, Series 2013 AM, 5.000%, 12/01/25	1.7
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	1.7

Top Ten as a Group	19.3%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

20

GW&K Municipal Bond Fund

Fund Snapshots (continued)

December 31,2012

State Breakdown (unaudited)

State	% of Net Assets
California	13.3%
New York	12.2%
Washington	10.1%
Illinois	5.8%
Michigan	5.3%
New Jersey	5.1%
Florida	5.0%
Ohio	4.1%
Pennsylvania	4.0%
North Carolina	3.2%
Nebraska	2.8%
Massachusetts	2.7%
Arizona	2.1%
Texas	1.9%
South Carolina	1.4%
Kentucky	1.4%
Oregon	1.3%
Virginia	1.1%
Oklahoma	1.1%
Kansas	0.6%
Maine	0.4%
Iowa	0.4%
Louisiana	0.3%
Vermont	0.3%
Georgia	0.3%
Colorado	0.2%
Other Assets and Liabilities	13.6%

100.0%

21

GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2012

	Principal Amount	Value
Municipal Bonds - 86.4%
Arizona - 2.1%
Arizona Transportation Board, Subordinated Highway Revenue, Series 2011 A, 5.000%, 07/01/22	$1,020,000	$1,265,075
Phoenix Civic Improvement Corp. Junior Lien Water System Revenue, Series 2009 A, 5.000%, 07/01/23	630,000	750,866
Phoenix Civic Improvement Corp. Senior Lien Wastewater System Revenue, Series 2008, 5.500%, 07/01/20	1,040,000	1,268,935
Pima County Sewer Revenue, 5.000%, 07/01/22 (AGM Insured)[2]	495,000	598,990
Total Arizona		3,883,866
California - 13.3%
California State Department of Water Resources Revenue, Series 2013 AM, 5.000%, 12/01/25[5]	2,500,000	3,099,675
California State Economic Recovery, Series 2009 A, 5.000%, 07/01/20	715,000	869,740
California State Public Works Board Lease Revenue, California Community Colleges, Series 2007 B, 5.000%, 03/01/21 (FGIC Insured)[2]	215,000	238,882
California State Public Works Board Lease Revenue, California State Prison Project, Series 2011 C, 5.250%, 10/01/22	1,000,000	1,215,580
California State Public Works Board Lease Revenue, Department of General Services, Series 2009 A, 5.000%, 04/01/20	250,000	292,037
California State Public Works Board Lease Revenue, Various Capital Projects, Series 2012 A, 5.000%, 04/01/18	1,000,000	1,162,070
California State Public Works Board Lease Revenue, Various University of California Projects, Series 2007 A, 5.000%, 06/01/19 (FGIC Insured)[2]	370,000	453,143
California State Tax Exempt General Obligation, 5.000%, 02/01/23	2,125,000	2,561,560
California State Tax Exempt General Obligation, 5.000%, 09/01/25	1,600,000	1,867,664
California State Tax Exempt General Obligation, 5.250%, 09/01/23	1,640,000	2,001,964
East Bay Municipal Utility District, Water Revenue, Series 2012 B, 5.000%, 06/01/19	2,000,000	2,482,740
Los Angeles County Metropolitan Transportation Authority, Series 2013 A, 5.000%, 07/01/20[5]	3,000,000	3,644,430
Los Angeles Unified School District General Obligation, Series 2005 A1, 5.500%, 07/01/18 (FGIC Insured)[2]	1,160,000	1,416,047
Los Angeles Unified School District General Obligation, Series 2007 H, 5.000%, 07/01/21 (AGM Insured)[2]	1,515,000	1,765,278
San Francisco City & County Airport Commission Revenue, San Francisco International Airport, Series 2010 D, 5.000%, 05/01/19 (AGM Insured)[2]	575,000	699,091
Southern California Public Power Authority, Southern Transmission Project, Series 2008 B, 6.000%, 07/01/27	205,000	244,973
Total California		24,014,874
Colorado - 0.2%
Colorado Health Facilities Authority Revenue, Sisters of Charity of Leavenworth Health System, Series 2010 B, 5.000%, 01/01/23	250,000	289,342
Florida - 5.0%
Florida State Board of Education Capital Outlay, Series 2008 C, 5.000%, 06/01/22	600,000	721,344
Highlands County Health Facilities Authority, Adventist Health System, Series 2005 A-D, 5.000%, 11/15/18[4]	100,000	110,337
JEA Water and Sewer System Revenue, Series 2012 A, 5.000%, 10/01/24	1,500,000	1,808,685
Miami-Dade County Aviation Revenue, Miami International Airport, Series 2010 A-1, 5.500%, 10/01/26	370,000	436,260
Miami-Dade County Aviation Revenue, Miami International Airport, Series 2010 B, 5.000%, 10/01/22 (AGM Insured)[2]	520,000	610,168
Orlando Utilities Commission Utility System Revenue, Series 2010 C, 5.000%, 10/01/20	705,000	869,046
Orlando Utilities Commission Utility System Revenue, Series 2011 B, 5.000%, 10/01/19	700,000	869,197
Tampa Bay Regional Water Supply Authority Revenue, 5.000%, 10/01/19	1,610,000	1,999,153
Tampa Bay Regional Water Supply Authority Revenue, Series 2011 B, 5.000%, 10/01/19	1,275,000	1,583,180
Total Florida		9,007,370

The accompanying notes are an integral part of these financial statements.

22

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Georgia - 0.3%
Atlanta Airport Revenue, Series 2012 B, 5.000%, 01/01/18	$400,000	$472,792
Illinois - 5.8%
Chicago O’Hare International Airport Revenue, Series 2011 B, 5.000%, 01/01/22	345,000	407,404
Chicago Second Lien Water Revenue, Series 2010 A, 5.000%, 11/01/22	315,000	377,575
Chicago Transit Authority Capital Grants Revenue, Series 2006 A, Federal Section 5307 Funds, 5.000%, 06/01/17 (AMBAC Insured)[2]	970,000	1,094,849
Chicago Waterworks Revenue, 5.000%, 11/01/22	1,730,000	2,145,494
Illinois Regional Transportation Authority General Obligation, Series 2003 A, 5.500%, 07/01/21 (FGIC Insured)[2]	300,000	377,358
Illinois State Sales Tax Revenue, Build Illinois, Series 2009 B, 5.000%, 06/15/21	505,000	610,121
Illinois State Sales Tax Revenue, Series 2009 B, 5.000%, 06/15/20	390,000	477,879
Illinois State Toll Highway Authority Revenue, Series 2005 A, 5.000%, 01/01/17 (AGM Insured)[2]	625,000	690,287
Illinois State Unemployment Insurance, Series 2012 B, 5.000%, 12/15/18	1,500,000	1,702,800
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 B, 5.000%, 12/15/22	2,000,000	2,499,860
Total Illinois		10,383,627
Iowa - 0.4%
Iowa Special Obligation, Prison Infrastructure Fund, Series 2010, 5.000%, 06/15/21	540,000	670,124
Kansas - 0.6%
Kansas Development Finance Authority Revenue, Series 2004 A, 5.000%, 04/01/19 (FGIC Insured)[2]	410,000	434,440
Wichita Hospital Revenue, Series 2011 IV-A, 5.000%, 11/15/20	500,000	593,825
Total Kansas		1,028,265
Kentucky - 1.4%
Kentucky State Property & Buildings Commission Revenue, Series 2009 A, 5.000%, 08/01/19	500,000	609,525
Kentucky Turnpike Authority Revenue, Revitalization Projects, Series 2012 A, 5.000%, 07/01/19	1,500,000	1,846,530
Total Kentucky		2,456,055
Louisiana - 0.3%
Louisiana Gasoline & Fuels Tax Revenue, Series 2012 A-1, 5.000%, 05/01/19	500,000	614,700
Maine - 0.4%
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series 2009 A, 5.000%, 09/01/22	600,000	712,500
Massachusetts - 2.7%
Massachusetts State General Obligation, Series 2005 A, 5.000%, 03/01/18 (AGM Insured)[2]	2,000,000	2,186,140
Massachusetts State Health & Educational Facilities Authority Revenue, Northeastern University, Series 2008 T-1, 5.000%, 10/01/24	1,655,000	1,979,082
Massachusetts State Water Resources Authority, Series 2009 B, 5.000%, 08/01/21	650,000	788,755
Total Massachusetts		4,953,977
Michigan - 5.3%
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/22	2,950,000	3,341,937
Michigan State Trunk Line Fund, Series 2006, 5.000%, 11/01/18 (FGIC Insured)[2]	560,000	646,128
Michigan State Trunk Line Fund, Series 2006, 5.000%, 09/01/19 (AGM Insured)[2]	2,965,000	3,291,031
Michigan State Trunk Line Fund, Series 2006, 5.000%, 11/01/19 (FGIC Insured)[2]	935,000	1,076,522
Michigan Strategic Fund Limited Obligation Revenue, Cadillac Place Office Building Project, Series 2011, 5.250%, 10/15/23	1,000,000	1,164,120
Total Michigan		9,519,738

The accompanying notes are an integral part of these financial statements.

23

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Nebraska - 2.8%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/27	$1,000,000	$1,096,210
Nebraska Public Power District Revenue, Series 2012 B, 5.000%, 01/01/20	2,010,000	2,461,848
Nebraska Public Power District Revenue, Series 2012 C, 5.000%, 01/01/21	1,250,000	1,463,587
Total Nebraska		5,021,645
New Jersey - 5.1%
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/20	2,000,000	2,327,480
New Jersey State Turnpike Authority Revenue, Series 2009 G, 5.000%, 01/01/18	610,000	711,669
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,510,000	3,022,366
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	1,030,000	1,238,390
New Jersey Transportation Trust Fund Authority, Series 2011 B, 5.250%, 06/15/23	1,550,000	1,875,376
Total New Jersey		9,175,281
New York - 12.2%
Long Island Power Authority, Series 2012 B, 5.000%, 09/01/23	1,510,000	1,832,098
Metropolitan Transportation Authority Revenue, Series 2005 C, 5.000%, 11/15/18	575,000	686,130
Metropolitan Transportation Authority Revenue, Series 2005 G, 5.000%, 11/15/18	460,000	548,904
Metropolitan Transportation Authority Revenue, Series 2012 A, 5.000%, 11/15/23	2,035,000	2,527,511
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20	1,945,000	2,383,014
New York City General Obligation, Series 2010 E, 5.000%, 08/01/18	765,000	920,846
New York City Transitional Finance Authority Building Aid Revenue, Series 2008 S-1, 5.000%, 01/15/20	150,000	177,906
New York State Dormitory Authority Revenue, State University Dormitory Facilities Issue, Series 2011 A, 5.000%, 07/01/21	1,125,000	1,400,288
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2005 B, 5.000%, 04/01/17 (FGIC Insured)[2]	1,155,000	1,292,641
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2008 B, 5.000%, 04/01/19	2,370,000	2,896,187
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2008 B, 5.000%, 04/01/22	600,000	729,096
New York State Thruway Authority, Series 2012 I, 5.000%, 01/01/21	2,545,000	3,112,611
Sales Tax Asset Receivable Corp., Series 2004 A, 5.250%, 10/15/19	2,000,000	2,171,160
Tobacco Settlement Financing Corp., Asset-Backed Revenue, Series 2011 B, 5.000%, 06/01/17	500,000	581,340
Triborough Bridge & Tunnel Authority Revenue, Series 2008 A, 5.000%, 11/15/20	540,000	645,354
Total New York		21,905,086
North Carolina - 3.2%
North Carolina Eastern Municipal Power Agency, Series 2012 D, 5.000%, 01/01/23[6]	3,000,000	3,630,240
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series 2009 C, 5.000%, 01/01/21	280,000	332,251
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series 2012 A, 5.000%, 01/01/19	1,450,000	1,738,855
Total North Carolina		5,701,346
Ohio - 4.1%
American Municipal Power, Inc., 5.000%, 02/15/23	2,000,000	2,396,180
Miami University, General Receipts Revenue, Series 2011, 5.000%, 09/01/22	1,000,000	1,222,260
Ohio Major New Street Infrastructure Project Revenue, Series 2008-1, 5.750%, 06/15/18	1,625,000	1,991,600
Ohio State General Obligation, Series 2012 A, 5.000%, 09/15/21	1,350,000	1,703,754
Total Ohio		7,313,794
Oklahoma - 1.1%
Oklahoma Turnpike Authority, Refunding Second Senior Revenue, Series 2011 A, 5.000%, 01/01/18	1,700,000	2,022,082

The accompanying notes are an integral part of these financial statements.

24

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Oregon - 1.3%
Oregon State Facilities Authority, Legacy Health Project, Series 2011 A, 5.250%, 05/01/19	$1,000,000	$1,187,590
Tri-County Metro Transportation District of Capital Grant Receipt Revenue, Series 2011 A, 5.000%, 10/01/19	1,020,000	1,225,601
Total Oregon		2,413,191
Pennsylvania - 4.0%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series 2008 B, 5.000%, 06/15/18	560,000	659,260
Monroeville Finance Authority, University of Pittsburgh Medical Center, 5.000%, 02/15/22	1,250,000	1,504,387
Pennsylvania Economic Development Financing Authority Revenue, Series 2012 B, 5.000%, 07/01/21	2,025,000	2,397,823
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue, Philadelphia Funding Program, Series 2010, 5.000%, 06/15/19	375,000	456,653
Pennsylvania State Higher Educational Facilities Authority Revenue, Series 2009 A, 5.250%, 08/15/21	300,000	360,114
Philadelphia Water and Wastewater Revenue, Series 2010 A, 5.000%, 06/15/18 (AGM Insured)[2]	520,000	615,748
Philadelphia Water and Wastewater Revenue, Series 2011 B, 5.000%, 11/01/18	1,000,000	1,187,140
Total Pennsylvania		7,181,125
South Carolina - 1.4%
South Carolina Transportation Infrastructure Bank, Series 2012 A, 5.000%, 10/01/21	2,045,000	2,510,810
Texas - 1.9%
Houston Public Improvement General Obligation, Series 2006 A, 5.000%, 03/01/20 (AGM Insured)[2]	1,015,000	1,149,721
Texas State Transportation Commission Mobility Fund, 5.000%, 04/01/21	240,000	282,833
Texas Tech University, Series 2012 A, 5.000%, 08/15/19	1,000,000	1,233,750
Texas Water Financial Assistance, Series 2008 A, 5.000%, 08/01/22	615,000	740,657
Total Texas		3,406,961
Vermont - 0.3%
Vermont Municipal Bond Bank, Series 2009 1, 5.000%, 12/01/21	400,000	488,900
Virginia - 1.1%
Virginia College Building Authority, Series 2010 B, 5.000%, 09/01/19	1,680,000	2,060,789
Washington - 10.1%
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2012 A, 5.000%, 07/01/21	1,000,000	1,261,710
Grant County Public Utility District No. 2, Electric System Revenue, Series 2011 I, 5.000%, 01/01/20	1,000,000	1,214,470
Port of Seattle Revenue, Series 2012 A, 5.000%, 08/01/23	3,035,000	3,663,124
Snohomish County Public Utility District No. 1 Revenue, Series 2010 A, 5.000%, 12/01/19	945,000	1,160,573
Washington Health Care Facilities Authority Revenue, Providence Health Services, Series 2011 B, 5.000%, 10/01/18	825,000	986,271
Washington Health Care Facilities Authority Revenue, Providence Health Services, Series 2012 A, 5.000%, 10/01/21	1,500,000	1,836,300
Washington State Federal Highway Grant, Senior 520 Corridor Program, 5.000%, 09/01/20[6]	3,450,000	4,278,207
Washington State General Obligation, Motor Fuel Tax Revenue, Series 2012 E, 5.000%, 02/01/21	3,000,000	3,769,740
Total Washington		18,170,395
Total Municipal Bonds (cost $149,443,428)		155,378,635

The accompanying notes are an integral part of these financial statements.

25

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 13.6%[1]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $24,483,667)	24,483,667	$24,483,667
Total Investments - 100.0% (cost $173,927,095)		179,862,302
Other Assets, less Liabilities - 0.0%		(83,531)
Net Assets - 100.0%		$179,778,771

The accompanying notes are an integral part of these financial statements.

26

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2012, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
GW&K Small Cap Equity Fund	$89,879,367	$16,508,266	($2,058,198)	$14,450,068
GW&K Municipal Enhanced Yield Fund	300,928,513	19,518,557	(286,502)	19,232,055
GW&K Municipal Bond Fund	173,927,095	6,027,250	(92,043)	5,935,207

*	Non-income producing security.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2012, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enhanced Yield Fund	$1,555,536	0.5%

[1]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2012, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enhanced Yield Fund	$12,776,831	4.0%
GW&K Municipal Bond Fund	18,636,464	10.5%

[3]	Indicates yield to maturity at December 31, 2012.
[4]	Variable Rate Security. The rate listed is as of December 31, 2012, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Some or all of these securities are when issued securities. At December 31, 2012, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Bond Fund	$6,744,105	3.8%

[6]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2012, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Bond Fund	$7,486,827	4.2%

As of December 31, 2012, the securities in GW&K Small Cap Equity Fund were all valued using Level 1 inputs. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments. (See Note 1 (a) in the Notes to the Financial Statements.)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2012: (See Note 1 (a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds†	—	$304,459,034	—	$304,459,034
Other Investment Companies	$15,701,534	—	—	15,701,534

Total Investments	$15,701,534	$304,459,034	—	$320,160,568

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedule of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds†	—	$155,378,635	—	$155,378,635
Other Investment Companies	$24,483,667	—	—	24,483,667

Total Investments	$24,483,667	$155,378,635	—	$179,862,302

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2012, the Funds had no transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

AMBAC:	Ambac Assurance Corp.
AGM:	Assured Guaranty Municipal Corp.
COP:	Certificates of Participation
FGIC:	Financial Guaranty Insurance Company

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities

December 31, 2012

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Assets:
Investments at value*	$104,328,435	$320,160,568	$179,862,302
Cash	3,532	—	—
Receivable for Fund shares sold	321,920	2,195,615	6,437,475
Dividends, interest and other receivables	51,617	3,592,865	1,782,447
Receivable from affiliate	13,013	19,411	54,323
Prepaid expenses	10,680	21,693	17,864
Total assets	104,729,197	325,990,152	188,154,411
Liabilities:
Payable for investments purchased	—	411,662	6,903,776
Delayed Delivery securities payable	—	—	353,444
Payable for Fund shares repurchased	147,623	2,509,616	976,312
Accrued expenses:
Investment management and advisory fees	65,452	142,273	51,058
Administrative fees	21,817	42,253	36,470
Shareholder service fees - Service Class	8,899	2,856	10,485
Shareholder service fees - Investor Class	6,189	9,880	4,486
Distribution fees - Investor Class	3,026	4,514	4,486
Other	44,375	69,937	35,123
Total liabilities	297,381	3,192,991	8,375,640

Net Assets	$104,431,816	$322,797,161	$179,778,771

Net Assets Represent:
Paid-in capital	$89,626,227	$301,934,874	$173,198,291
Undistributed net investment income	—	—	—
Accumulated net realized gain from investments	409,897	1,628,280	645,273
Net unrealized appreciation of investments	14,395,692	19,234,007	5,935,207
Net Assets	$104,431,816	$322,797,161	$179,778,771
Investor Class:
Net Assets	$14,707,036	$21,412,578	$22,725,820
Shares outstanding	830,059	2,090,759	1,971,927
Net asset value, offering and redemption price per share	$17.72	$10.24	$11.52
Service Class:
Net Assets	$13,051,845	$6,401,122	$35,443,549
Shares outstanding	736,121	625,835	3,071,326
Net asset value, offering and redemption price per share	$17.73	$10.23	$11.54
Institutional Class:
Net Assets	$76,672,935	$294,983,461	$121,609,402
Shares outstanding	4,318,314	28,857,513	10,500,007
Net asset value, offering and redemption price per share	$17.76	$10.22	$11.58
* Investments at cost	$89,932,743	$300,926,561	$173,927,095

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the year ended December 31, 2012

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Investment Income:
Dividend income	$1,544,679 [1]	$1,681	$1,813
Interest income	33	12,873,187	3,227,198
Foreign withholding tax	(2,016)	—	—
Total investment income	1,542,696	12,874,868	3,229,011
Expenses:
Investment management and advisory fees	642,772	1,397,197	452,313
Administrative fees	214,257	698,598	323,082
Distribution fees - Investor Class	18,771	35,643	38,492
Shareholder servicing fees - Service Class	33,368	12,293	55,743
Shareholder servicing fees - Investor Class	15,283	25,332	30,933
Transfer agent	11,229	27,682	22,486
Registration fees	34,442	57,890	35,392
Professional fees	36,414	67,148	39,396
Custodian	26,980	50,916	32,083
Reports to shareholders	12,086	10,708	11,236
Trustees fees and expenses	6,835	14,328	6,723
Extraordinary expense	4,118	13,725	6,855
Miscellaneous	4,498	21,957	12,010
Total expenses before offsets	1,061,053	2,433,417	1,066,744
Fee waivers	—	(256,418)	—
Expense reimbursements	(175,265)	(301,527)	(495,219)
Expense reductions	(20)	(64)	(29)
Net expenses	885,768	1,875,408	571,496

Net investment income	656,928	10,999,460	2,657,515
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,066,368	8,829,283	1,765,674
Net change in unrealized appreciation (depreciation) of investments	7,281,066	13,383,732	2,284,271
Net realized and unrealized gain	10,347,434	22,213,015	4,049,945

Net increase in net assets resulting from operations	$11,004,362	$33,212,475	$6,707,460

[1]	Includes non-recurring dividends of $583,039.

The accompanying notes are an integral part of these financial statements.

30

Statement of Changes in Net Assets

For the year ended December 31,

	GW&K Small Cap Equity Fund		GW&K Municipal Enhanced Yield Fund		GW&K Municipal Bond Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$656,928	$86,745	$10,999,460	$3,877,304	$2,657,515	$1,036,038
Net realized gain on investments	3,066,368	3,651,498	8,829,283	755,665	1,765,674	359,764
Net change in unrealized appreciation (depreciation) of investments	7,281,066	(2,651,835)	13,383,732	7,512,775	2,284,271	3,430,972
Net increase in net assets resulting from operations	11,004,362	1,086,408	33,212,475	12,145,744	6,707,460	4,826,774
Distributions to Shareholders:
From net investment income:
Investor Class shares	(65,727)	—	(513,605)	(47,086)	(267,731)	(127,867)
Service Class shares	(59,475)	—	(212,503)	(67,600)	(566,171)	(503,038)
Institutional Class shares	(515,623)	(40,605)	(10,293,393)	(3,756,093)	(1,840,234)	(406,732)
From net realized gain on investments:
Investor Class shares	(284,897)	—	(489,470)	(11,141)	(151,342)	(35,012)
Service Class shares	(254,894)	—	(151,088)	(4,593)	(238,541)	(91,799)
Institutional Class shares	(1,519,282)	—	(6,843,897)	(296,700)	(819,406)	(125,846)
Total distributions to shareholders	(2,699,898)	(40,605)	(18,503,956)	(4,183,213)	(3,883,425)	(1,290,294)
Capital Share Transactions:[1]
Proceeds from sale of shares	61,039,434	33,151,581	227,205,967	106,653,506	135,331,842	48,229,252
Reinvestment of dividends and distributions	1,891,681	25,672	10,650,826	2,753,597	3,538,904	1,133,303
Cost of shares repurchased	(29,585,259)	(10,084,063)	(75,852,285)	(21,102,328)	(25,417,586)	(8,465,939)
Net increase from capital share transactions	33,345,856	23,093,190	162,004,508	88,304,775	113,453,160	40,896,616

Total increase in net assets	41,650,320	24,138,993	176,713,027	96,267,306	116,277,195	44,433,096
Net Assets:
Beginning of year	62,781,496	38,642,503	146,084,134	49,816,828	63,501,576	19,068,480
End of year	$104,431,816	$62,781,496	$322,797,161	$146,084,134	$179,778,771	$63,501,576
End of year undistributed net investment income	—	—	—	$12,261	—	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2012	2011	2010	2009	2008#
Net Asset Value, Beginning of Year	$15.87	$15.64	$12.05	$9.10	$15.01
Income from Investment Operations:
Net investment income (loss)	0.14 [3,4]	(0.02)[3]	0.01 [3]	0.09 [3]	0.12
Net realized and unrealized gain (loss) on investments	2.153	0.25 [3]	3.58 [3]	2.86 [3]	(5.66)
Total from investment operations	2.29	0.23	3.59	2.95	(5.54)
Distributions to Shareholders from:
Net investment income	(0.08)	—	(0.00)[5]	—	(0.12)
Net realized gain on investments	(0.36)	—	—	—	(0.25)
Total distributions to shareholders	(0.44)	—	(0.00)[5]	—	(0.37)
Net Asset Value, End of Year	$17.72	$15.87	$15.64	$12.05	$9.10
Total Return[1]	14.45%	1.47%	29.81%	32.42%[6]	(37.34)%[6]
Ratio of net expenses to average net assets	1.41%[7]	1.39%	1.42%	1.22%	1.20%
Ratio of net investment income (loss) to average net assets[1]	0.78%	(0.14)%	0.07%	1.02%	0.97%
Portfolio turnover	14%	25%	19%	109%	33%
Net assets at end of year (000’s omitted)	$14,707	$3,349	$1,914	$1,260	$32,052

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.62%	1.71%	1.84%	1.70%	1.36%
Ratio of net investment income (loss) to average net assets	0.57%	(0.46)%	(0.35)%	0.55%	0.81%

				For the period ended December 31, 2009*
	For the year ended December 31,
Service Class	2012	2011	2010
Net Asset Value, Beginning of Period	$15.85	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[3]	0.06 [4]	0.01	0.04	0.02
Net realized and unrealized gain on investments[3]	2.26	0.25	3.56	1.42
Total from investment operations	2.32	0.26	3.60	1.44
Distributions to Shareholders from:
Net investment income	(0.08)	—	(0.02)	(0.08)
Net realized gain on investments	(0.36)	—	—	—
Total distributions to shareholders	(0.44)	—	(0.02)	(0.08)
Net Asset Value, End of Period	$17.73	$15.85	$15.59	$12.01
Total Return[1]	14.67%[6]	1.67%[6]	30.01%[6]	13.46%[11]
Ratio of net expenses to average net assets	1.20%[7]	1.20%	1.20%	1.17%[12]
Ratio of net investment income to average net assets[1]	0.44%	0.04%	0.30%	0.43%[12]
Portfolio turnover	14%	25%	19%	109%[11]
Net assets at end of period (000’s omitted)	$13,052	$19,007	$18,788	$15,382

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.41%	1.52%	1.62%	1.53%[12]
Ratio of net investment income (loss) to average net assets	0.23%	(0.28)%	(0.12)%	0.06%[12]

32

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

				For the period ended December 31, 2009
	For the year ended December 31,
Institutional Class	2012	2011	2010
Net Asset Value, Beginning of Period	$15.87	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[3]	0.14 [4]	0.05	0.07	0.03
Net realized and unrealized gain on investments[3]	2.23	0.25	3.57	1.41
Total from investment operations	2.37	0.30	3.64	1.44
Distributions to Shareholders from:
Net investment income	(0.12)	(0.02)	(0.06)	(0.08)
Net realized gain on investments	(0.36)	—	—	—
Total distributions to shareholders	(0.48)	(0.02)	(0.06)	(0.08)
Net Asset Value, End of Period	$17.76	$15.87	$15.59	$12.01
Total Return[1]	14.97%[6]	1.90%	30.28%	13.56%[11]
Ratio of net expenses to average net assets	0.96%[7]	0.95%	0.95%	0.95%[12]
Ratio of net investment income to average net assets[1]	0.84%	0.30%	0.55%	0.62%[12]
Portfolio turnover	14%	25%	19%	109%[11]
Net assets at end of period (000’s omitted)	$76,673	$40,425	$17,941	$9,995

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.17%	1.27%	1.37%	1.32%[12]
Ratio of net investment income (loss) to average net assets	0.63%	(0.02)%	0.13%	0.25%[12]

33

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

				For the period ended December 31, 2009*
	For the year ended December 31,
Investor Class	2012	2011	2010
Net Asset Value, Beginning of Period	$9.55	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.36 [3]	0.37 [3]	0.37	0.18
Net realized and unrealized gain (loss) on investments	0.93 [3]	0.78 [3]	(0.03)	0.60
Total from investment operations	1.29	1.15	0.34	0.78
Distributions to Shareholders from:
Net investment income	(0.36)	(0.37)	(0.36)	(0.20)
Net realized gain on investments	(0.24)	(0.02)	—	—
Total distributions to shareholders	(0.60)	(0.39)	(0.36)	(0.20)
Net Asset Value, End of Period	$10.24	$9.55	$8.79	$8.81
Total Return[1]	13.69%[6]	13.48%	3.81%	9.51%[11]
Ratio of net expenses to average net assets	1.07%[8]	1.17%[9]	1.27%	1.04%[12]
Ratio of net investment income to average net assets[1]	3.53%	4.02%	4.10%	4.52%[12]
Portfolio turnover	70%	31%	50%	82%[11]
Net assets at end of period (000’s omitted)	$21,413	$5,689	$557	$125

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.27%	1.40%	1.57%	1.56%[12]
Ratio of net investment income to average net assets	3.33%	3.79%	3.80%	4.00%[12]

				For the period ended December 31, 2009*
	For the year ended December 31,
Service Class	2012	2011	2010
Net Asset Value, Beginning of Period	$9.54	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.38 [3]	0.40 [3]	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.93 [3]	0.77 [3]	(0.02)	0.58
Total from investment operations	1.31	1.17	0.37	0.79
Distributions to Shareholders from:
Net investment income	(0.38)	(0.40)	(0.39)	(0.21)
Net realized gain on investments	(0.24)	(0.02)	—	—
Total distributions to shareholders	(0.62)	(0.42)	(0.39)	(0.21)
Net Asset Value, End of Period	$10.23	$9.54	$8.79	$8.81
Total Return[1]	13.90%	13.65%	4.09%	9.62%[11]
Ratio of net expenses to average net assets	0.86%[8]	0.94%[9]	1.01%	0.79%[12]
Ratio of net investment income to average net assets[1]	3.74%	4.48%	4.36%	4.77%[12]
Portfolio turnover	70%	31%	50%	82%[11]
Net assets at end of period (000’s omitted)	$6,401	$2,145	$1,181	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.06%	1.16%	1.31%	1.31%[12]
Ratio of net investment income to average net assets	3.54%	4.26%	4.06%	4.25%[12]

34

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008†
Net Asset Value, Beginning of Year	$9.53	$8.78	$8.81	$6.70	$9.37
Income from Investment Operations:
Net investment income	0.40 [3]	0.41 [3]	0.40	0.37	0.44
Net realized and unrealized gain (loss) on investments	0.93 [3]	0.78 [3]	(0.03)	2.11	(2.67)
Total from investment operations	1.33	1.19	0.37	2.48	(2.23)
Distributions to Shareholders from:
Net investment income	(0.40)	(0.42)	(0.40)	(0.37)	(0.44)
Net realized gain on investments	(0.24)	(0.02)	—	—	—
Total distributions to shareholders	(0.64)	(0.44)	(0.40)	(0.37)	(0.44)
Net Asset Value, End of Year	$10.22	$9.53	$8.78	$8.81	$6.70
Total Return[1]	14.13%[6]	13.94%	4.15%	37.62%	(24.72)%
Ratio of net expenses to average net assets	0.65%[8]	0.69%[9]	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	3.96%	4.69%	4.58%	4.77%	4.82%
Portfolio turnover	70%	31%	50%	82%	13%
Net assets at end of year (000’s omitted)	$294,983	$138,250	$48,079	$17,544	$3,541

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.85%	0.91%	1.09%	1.31%	1.67%
Ratio of net investment income to average net assets	3.76%	4.47%	4.28%	4.25%	3.94%

35

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,			For the period ended December 31, 2009**

Investor Class	2012	2011	2010
Net Asset Value, Beginning of Period	$11.21	$10.29	$10.27	$10.00
Income from Investment Operations:
Net investment income[3]	0.20	0.27	0.31	0.15
Net realized and unrealized gain on investments[3]	0.38	0.97	0.09	0.33
Total from investment operations	0.58	1.24	0.40	0.48
Distributions to Shareholders from:
Net investment income	(0.19)	(0.27)	(0.31)	(0.15)
Net realized gain on investments	(0.08)	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.27)	(0.32)	(0.38)	(0.21)
Net Asset Value, End of Period	$11.52	$11.21	$10.29	$10.27
Total Return[1]	5.27%[6]	12.16%	3.89%	4.79%[11]
Ratio of net expenses to average net assets	0.80%[10]	0.81%	0.75%	0.59%[12]
Ratio of net investment income to average net assets[1]	1.71%	2.46%	2.91%	2.93%[12]
Portfolio turnover	39%	26%	22%	13%[11]
Net assets at end of period (000’s omitted)	$22,726	$8,777	$2,856	$850

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.18%	1.34%	1.45%	2.31%[12]
Ratio of net investment income to average net assets	1.33%	1.93%	2.21%	1.21%[12]

	For the year ended December 31,			For the period ended December 31, 2009**

Service Class	2012	2011	2010
Net Asset Value, Beginning of Period	$11.23	$10.30	$10.28	$10.00
Income from Investment Operations:
Net investment income[3]	0.23	0.30	0.33	0.16
Net realized and unrealized gain on investments[3]	0.38	0.97	0.09	0.33
Total from investment operations	0.61	1.27	0.42	0.49
Distributions to Shareholders from:
Net investment income	(0.22)	(0.29)	(0.33)	(0.15)
Net realized gain on investments	(0.08)	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.30)	(0.34)	(0.40)	(0.21)
Net Asset Value, End of Period	$11.54	$11.23	$10.30	$10.28
Total Return[1]	5.53%	12.52%	4.05%	4.89%[11]
Ratio of net expenses to average net assets	0.55%[10]	0.54%	0.55%	0.54%[12]
Ratio of net investment income to average net assets[1]	1.97%	2.80%	3.13%	2.98%[12]
Portfolio turnover	39%	26%	22%	13%[11]
Net assets at end of period (000’s omitted)	$35,444	$22,705	$15,032	$12,752

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.93%	1.09%	1.25%	2.26%[12]
Ratio of net investment income to average net assets	1.59%	2.25%	2.43%	1.26%[12]

36

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,			For the period ended December 31, 2009**
Institutional Class	2012	2011	2010
Net Asset Value, Beginning of Period	$11.26	$10.33	$10.31	$10.00
Income from Investment Operations:
Net investment income[3]	0.25	0.30	0.35	0.17
Net realized and unrealized gain on investments[3]	0.40	0.99	0.09	0.36
Total from investment operations	0.65	1.29	0.44	0.53
Distributions to Shareholders from:
Net investment income	(0.25)	(0.31)	(0.35)	(0.16)
Net realized gain on investments	(0.08)	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.33)	(0.36)	(0.42)	(0.22)
Net Asset Value, End of Period	$11.58	$11.26	$10.33	$10.31
Total Return[1]	5.80%[6]	12.71%[6]	4.27%[6]	5.31%[6,11]
Ratio of net expenses to average net assets	0.35%[10]	0.34%	0.34%	0.34%[12]
Ratio of net investment income to average net assets[1]	2.15%	2.79%	3.31%	3.18%[12]
Portfolio turnover	39%	26%	22%	13%[11]
Net assets at end of period (000’s omitted)	$121,609	$32,019	$1,180	$231

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.73%	0.83%	1.04%	2.06%[12]
Ratio of net investment income to average net assets	1.77%	2.30%	2.61%	1.46%[12]

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	At the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. was re-organized into a series of the Managers AMG Funds.
†	At the close of business on November 7, 2008, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc. was re-organized into a series of the Managers AMG Funds.
*	Commenced operations on July 27, 2009.
**	Commenced operations on June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]

Includes non-recurring dividends. Without these dividends net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.

[5]	Rounds to less than $0.01.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[7]

Includes non-routine extraordinary expenses amounting to $572 or 0.008%, $507 or 0.004%, and $3,040 or 0.005% of average net assets for the Investor Class, Service Class, and Institutional Class, respectively.

[8]

Includes non-routine extraordinary expenses amounting to $896 or 0.006%, $284 or 0.005%, and $ 12,545 or 0.005% of average net assets for the Investor Class, Service Class, and Institutional Class, respectively.

[9]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

[10]

Includes non-routine extraordinary expenses amounting to $845 or 0.005%, $1,344 or 0.005%, and $4,666 or 0.005% of average net assets for the Investor Class, Service Class, and Institutional Class, respectively.

[11]	Not annualized.
[12]	Annualized.

37

Notes to Financial Statements

December 31, 2012

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are GW&K Small Cap Equity Fund (“Small Cap Equity”), GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and GW&K Municipal Bond Fund (“Municipal Bond”), collectively the “Funds.”

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value,

pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment’s valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

38

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with observable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2012, overdraft fees for Small Cap Equity, Municipal Enhanced and Municipal Bond equaled $51, $4 and $82, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense for Small Cap Equity, Municipal Enhanced and Municipal Bond was reduced by $20, $64 and $29, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly except for Small Cap Equity which will be declared and paid annually in December. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

39

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Small Cap Equity		Municipal Enhanced*		Municipal Bond**
	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$574,873	$40,605	$11,011,721	$3,870,779	$2,657,514	$1,036,038
Short-term capital gains	—	—	5,538,176	288,153	472,100	166,440
Long-term capital gains	2,125,025	—	1,954,059	24,281	753,811	87,816

	$2,699,898	$40,605	$18,503,956	$4,183,213	$3,883,425	$1,290,294

*	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2012 and 2011 were $10,990,197 and $3,850,721, respectively.
**	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2012 and 2011 were $2,655,942 and $1,033,914, respectively.

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	—	$16,251	$598,145
Undistributed long-term capital gains	$356,521	1,613,981	47,128
Post-October loss deferral	—	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Equity’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2012, and for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Funds had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2012, such amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

For the year ended December 31, 2012, the following Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Small Cap Equity	$648,741	—

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

40

Notes to Financial Statements (continued)

For the year ended December 31, 2012 and the year ended December 31, 2011, the capital stock transactions by class for Small Cap Equity, Municipal Enhanced, and Municipal Bond were as follows:

	Small Cap Equity				Municipal Enhanced
	2012		2011		2012		2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	661,596	$11,559,692	134,684	$2,141,999	1,844,578	$18,730,009	653,881	$6,073,965
Reinvestment of distributions	18,679	327,254	—	—	97,351	996,355	5,775	53,835
Cost of shares repurchased	(61,245)	(1,065,589)	(46,013)	(713,804)	(446,918)	(4,563,327)	(127,271)	(1,136,429)

Net Increase	619,030	$10,821,357	88,671	$1,428,195	1,495,011	$15,163,037	532,385	$4,991,371

Service Class:
Proceeds from sale of shares	457,074	$7,912,815	141,941	$2,236,516	893,489	$9,054,679	143,709	$1,303,040
Reinvestment of distributions	9,376	164,363	—	—	35,585	363,486	7,951	72,193
Cost of shares repurchased	(929,303)	(15,990,211)	(147,781)	(2,317,510)	(528,152)	(5,448,127)	(61,189)	(551,665)

Net Increase (Decrease)	(462,853)	$(7,913,033)	(5,840)	$(80,994)	400,922	$3,970,038	90,471	$823,568

Institutional Class:
Proceeds from sale of shares	2,415,820	$41,566,927	1,842,670	$28,773,066	19,836,942	$199,421,279	10,927,236	$99,276,501
Reinvestment of distributions	79,776	1,400,064	1,649	25,672	1,075,605	10,977,201	287,523	2,627,569
Cost of shares repurchased	(724,429)	(12,529,459)	(448,037)	(7,052,749)	(6,564,515)	(67,527,047)	(2,182,496)	(19,414,234)

Net Increase	1,771,167	$30,437,532	1,396,282	$21,745,989	14,348,032	$142,871,433	9,032,263	$82,489,836

	Municipal Bond
	2012		2011
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,587,428	$18,184,365	613,041	$6,611,233
Reinvestment of distributions	35,901	412,206	13,825	150,245
Cost of shares repurchased	(434,179)	(4,956,436)	(121,740)	(1,310,720)

Net Increase	1,189,150	$13,640,135	505,126	$5,450,758

Service Class:
Proceeds from sale of shares	1,487,928	$17,108,880	1,073,812	$11,485,255
Reinvestment of distributions	42,343	486,345	43,322	465,028
Cost of shares repurchased	(481,580)	(5,538,677)	(554,664)	(5,940,159)

Net Increase	1,048,691	$12,056,548	562,470	$6,010,124

Institutional Class:
Proceeds from sale of shares	8,716,771	$100,038,597	2,791,882	$30,132,764
Reinvestment of distributions	228,690	2,640,353	47,141	518,030
Cost of shares repurchased	(1,288,304)	(14,922,473)	(110,427)	(1,215,060)

Net Increase	7,657,157	$87,756,477	2,728,596	$29,435,734

41

Notes to Financial Statements (continued)

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Small Cap Equity — five collectively own 64%; Municipal Enhanced — seven collectively own 85%; Municipal Bond — five collectively own 80%. Transactions by these shareholders may have a material impact on their respective Fund.

h. Delayed Delivery Transactions and When-Issued Securities

Municipal Bond has entered into securities transactions on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Gannett Welsh & Kotler, LLC who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GWK.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2012, the annual investment management fees rates, as a percentage of average daily net assets, were as follows:

Investment Management Fees
Small Cap Equity	0.75%
Municipal Enhanced	0.50%
Municipal Bond	0.35%

The Investment Manager has contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary items) to the following percentages of each Fund’s average daily net assets:

Small Cap Equity	0.95%
Municipal Enhanced	0.64%
Municipal Bond	0.34%

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap.

For the year ended December 31, 2012, each Fund’s components of reimbursement available are detailed in the following chart:

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Reimbursement Available - 12/31/11	$380,159	$349,843	$425,789
Additional Reimbursements	175,265	301,527	495,219
Expired Reimbursements	(96,999)	(62,323)	(108,447)

Reimbursement Available - 12/31/12	$458,425	$589,047	$812,561

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service. Effective February 1, 2012, the Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time after August 1, 2012, amounts to 0.10% on first the $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2012, the amount waived was $256,418 or 0.09%.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

42

Notes to Financial Statements (continued)

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary. Additional expenses to the Investor and Service Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.25% of each Fund’s Class average daily net assets. The actual expense and the impact on the expense ratios for the year ended December 31, 2012, was the following:

	Investor Class		Service Class
Fund	Fee	Ratio Impact	Fee	Ratio Impact
Small Cap Equity	$15,282	0.20%	$33,368	0.24%
Municipal Enhanced	25,331	0.18%	12,293	0.22%
Municipal Bond	30,933	0.20%	55,743	0.19%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2012, the Funds did not borrow from and/or lend to any other Managers Funds.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap Equity	$43,045,997	$11,382,921
Municipal Enhanced	$327,841,344	$184,339,472
Municipal Bond	$143,889,565	$47,397,735

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2012.

4. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have had no prior claims or losses and expect the risks of material loss to be remote.

5. New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

6. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

43

Notes to Financial Statements (continued)

Tax Information (unaudited)

GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds hereby make the following designations regarding their year ended December 31, 2012.

Municipal Enhanced

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $5,530,396 that is being designated as an ordinary income distribution for reporting purposes.

Municipal Bond

•	All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $2,674,136 that is being designated as an ordinary income distribution for reporting purposes.

The percentage of Qualified Dividend Income (“QDI”) and Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Small Cap Equity		Municipal Enhanced		Municipal Bond
	2012	2011	2012	2011	2012	2011
Ordinary Income - QDI	100.00%	100.00%	—	—	—	—
Ordinary Income - DRD	100.00%	100.00%	—	—	—	—

Pursuant to section 852 of the Internal Revenue Code, GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund each hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2012, $2,125,025, $1,954,059 and $753,811, respectively, or if subsequently determined to be different, the net capital gains of such year.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund, and GW&K Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund (the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

45

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987 - Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998 - Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002 - 2009); Trustee of Bowdoin College (2002 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007 - Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977 - 2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002 - Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986 - 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990 - 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991 - 2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977 - Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001 - Present); Partner, S Capital Management, LLC (2007 - Present); President, TRS Associates (1982 - Present); Partner, White Bear Partners, LLC (2007 - 2010); Partner, Northampton Capital Management, LLC (2004 - 2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011 - Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004 - Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004 - 2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995 - 2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008 - Present); President, Managers Distributors, Inc. (2012 - Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Managing Director, Legg Mason & Co., LLC (2006 - 2007); Managing Director, Citigroup Asset Management (2004 - 2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010 - Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006 - 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002 - 2006); Attorney, Ropes & Gray LLP (1998 - 2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005 - Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000 - 2012); Treasurer, The Managers Funds (1995 - Present); Treasurer, Managers Trust I and Managers Trust II (2000 - Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Vice President, The Managers Funds LLC, (1994 - 2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010 - Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005 - 2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011 - Present); Attorney, DeNovo Legal (2009 - 2010); Vice President, Credit Suisse (2007 - 2009); Associate, Willkie Farr & Gallagher LLP (2006 - 2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012 - Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010 - 2012); Compliance Specialist, Calamos Advisors LLC (2007 - 2010).

46

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, MA 02116

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS
EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers AMG

December 31, 2012

Renaissance®
Investment Management

Renaissance Large Cap Growth Fund

Managers
INVESTMENT GROUP

AR024-1212

Renaissance Large Cap Growth Fund

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	7

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	8
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	9
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	10
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	11
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

TRUSTEES AND OFFICERS	19

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

For the six months ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/12	Ending Account Value 12/31/2012	Expenses Paid During the Period*

Renaissance Large Cap Growth Fund
Investor Class Shares
Based on Actual Fund Return	1.16%	$1,000	$1,075	$6.05
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.89
Service Class Shares
Based on Actual Fund Return	0.81%	$1,000	$1,077	$4.23
Hypothetical (5% return before expenses)	0.81%	$1,000	$1,021	$4.12
Institutional Class Shares
Based on Actual Fund Return	0.66%	$1,000	$1,078	$3.45
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

2

Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The Renaissance Large Cap Growth Fund (Institutional Class) returned 17.62% for the year ending December 31, 2012, while its primary benchmark, the Russell 1000® Growth Index, rose 15.26%.

For the year, the Renaissance Large Cap Growth Fund outperformed its benchmark. Portfolio positioning and security selection contributed to the Portfolio’s outperformance. The portfolio is positioned to benefit from a continuation of the economic recovery and has a tilt towards companies that will benefit from such continuation. For example, the Fund has overweights to the consumer discretionary and information technology sectors but is underweight to consumer staples. All three of those exposures contributed to the outperformance of the Fund during the last year. This positioning is driven by Renaissance’s investment strategy, not any top-down macro bet. Fundamentals continue to improve and the more defensive sectors seem overvalued relative to more cyclical sectors.

The Fiscal Cliff negotiations at the end of the year were both dramatic and ultimately disappointing, and in the end, failed to significantly address the long-term growth of Federal debt. The debate now shifts to the next increase in the Federal debt ceiling, due by the end of February. It appears that the political disarray in Washington will continue to dominate headlines for some time.

This is unfortunate, since many fundamental measures of economic health have been improving over the past year. Corporate profits are at an all-time high and home prices appear to have posted their first yearly gain since 2006. Finally, sovereign debt fears in several European countries have receded, which reduces a source of market volatility that has frequently bled into the U.S. equity market.

A resolution of the Fiscal Cliff will likely be well received by the market, given the improving fundamental backdrop described above. We continue to believe that stocks are attractively priced, especially compared to cash equivalent and fixed-income alternatives.

Political events dominated the attention of the markets in the latter portion of 2012, as President Obama won re-election in the U.S. and leadership transitioned peacefully in both China and Japan. In the U.S. this probably means a continuation of the Federal Reserve’s low interest rate policy is likely. Fed Chairman Bernanke stated in December that as long as the unemployment rate was above 6.5%, the Fed would continue to curb the level of interest rates. As the unemployment rate is currently 7.8% and is falling very slowly, this implies that low interest rates will continue through 2013 and probably for some time thereafter.

Low interest rates have contributed to the rebound in housing and have allowed financial institutions and other corporations to refinance debt at historically attractive rates. A sustained low interest rate environment will further support these trends, as well as provide impetus for investors to seek higher yielding investments in both the equity and fixed income markets. While reaching for yield can be a dangerous strategy, we believe that stocks in particular will benefit from low interest rates for the next several years.

While overall GDP growth has been subpar over the past several years, the rebound in corporate profits has continued to be impressive. Since the economic bottom in March 2009, through the latest data available on September 2012, corporate profits have risen 73%. Over a longer-term period beginning at the end of 1999, corporate profits have risen 221%, while the S&P 500 has gained only 3%. Cost reductions, productivity gains and strong gains in exports have all played a role in the explosion of corporate profits. As a result, the P/E multiple of the S&P 500 in trailing earnings ended the year at roughly 14X, still below its longer-term average. Importantly, the market multiple is well below historical levels when considering the level of inflation. We believe that investors are still not recognizing the strong profitability picture of U.S. companies, their robust growth opportunities internationally or their solid balance sheets.

We share the frustration of many of our clients in the seeming inability of our representatives in Washington to resolve partisan differences and address critical budget issues. We remain optimistic that ultimately a resolution will be found, but expect that the process will be long in coming and ugly to watch. Even so, the fundamental backdrop of the economy and the stock market suggest that good investment opportunities exist for investors willing to take a longer-term view.

This commentary reflects the viewpoints of Renaissance Group, LLC, as of December 31, 2012 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in Renaissance Large Cap Growth Fund on June 3, 2009 to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

3

Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Renaissance Large Cap Growth Fund[2,3]
Investor Class	17.10%	12.12%	06/03/09
Service Class	17.42%	12.41%	06/03/09
Institutional Class	17.62%	12.63%	06/03/09
Russell 1000® Growth Index[4]	15.26%	15.64%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium capitalization companies) when stocks of large capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Renaissance Large Cap Growth Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	Renaissance Large Cap Growth Fund**	Russell 1000® Growth Index
Information Technology	31.9%	30.9%
Consumer Discretionary	26.6%	16.8%
Health Care	19.5%	12.0%
Industrials	9.0%	12.7%
Financials	5.3%	4.6%
Materials	3.5%	4.0%
Consumer Staples	1.8%	12.5%
Energy	0.0%	4.0%
Utilities	0.0%	0.2%
Telecommunication Services	0.0%	2.3%
Other Assets and Liabilities	2.4%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Apple, Inc.*	1.9%
Macy’s, Inc.	1.9
Bed Bath & Beyond, Inc.	1.9
Ross Stores, Inc.	1.9
Accenture PLC, Class A	1.9
Teradata Corp.	1.9
CR Bard, Inc.*	1.9
Symantec Corp.	1.8
Stryker Corp.	1.8
Expedia, Inc.	1.8

Top Ten as a Group	18.7%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value
Common Stocks - 97.6%
Consumer Discretionary - 26.6%
AutoZone, Inc.*	1,155	$409,367
Bed Bath & Beyond, Inc.*	8,442	471,992
CBS Corp., Class B	11,916	453,404
Coach, Inc.	7,014	389,347
Discovery Communications, Inc., Class A*	7,092	450,200
Expedia, Inc.	7,504	461,121
Foot Locker, Inc.	13,113	421,190
Home Depot, Inc., The	7,190	444,702
Macy’s, Inc.	12,194	475,810
O’Reilly Automotive, Inc.*	4,964	443,881
PetSmart, Inc.	6,519	445,508
Ross Stores, Inc.	8,682	470,130
Scripps Networks Interactive, Inc., Class A	7,776	450,386
Time Warner Cable, Inc.	4,635	450,476
TJX Cos., Inc.	9,984	423,821
Total Consumer Discretionary		6,661,335
Consumer Staples - 1.8%
CVS Caremark Corp.	9,150	442,403
Financials - 5.3%
American Express Co.	7,600	436,848
BlackRock, Inc.	2,152	444,840
Franklin Resources, Inc.	3,517	442,087
Total Financials		1,323,775
Health Care - 19.5%
Agilent Technologies, Inc.	10,926	447,310
AmerisourceBergen Corp.	10,312	445,272
Celgene Corp.*	5,657	445,319
Cooper Cos., Inc., The	4,765	440,667
CR Bard, Inc.	4,765	465,731
Gilead Sciences, Inc.*	6,237	458,108
McKesson Corp.	4,486	434,963
Medtronic, Inc.	10,788	442,524
Mylan, Inc.*	16,257	446,742
Stryker Corp.	8,427	461,968
UnitedHealth Group, Inc.	7,250	393,240
Total Health Care		4,881,844
Industrials - 9.0%
Boeing Co., The	6,045	455,551

	Shares	Value
Danaher Corp.	7,954	$444,629
Equifax, Inc.	8,312	449,845
Roper Industries, Inc.	4,042	450,602
Union Pacific Corp.	3,561	447,689
Total Industrials		2,248,316
Information Technology - 31.9%
Accenture PLC, Class A	7,045	468,493
Apple, Inc.	905	482,392
Broadcom Corp., Class A*	13,815	458,796
Cisco Systems, Inc.	22,532	442,754
EMC Corp.*	17,240	436,172
Google, Inc., Class A*	628	445,484
Intel Corp.	20,908	431,332
International Business Machines Corp.	2,210	423,325
Intuit, Inc.	7,107	422,867
KLA-Tencor Corp.	8,997	429,697
Microsoft Corp.	14,703	393,011
NetApp, Inc.*	13,249	444,504
Oracle Corp.	13,265	441,990
QUALCOMM, Inc.	7,219	447,722
Symantec Corp.*	24,694	464,494
Synopsys, Inc.*	13,992	445,505
Teradata Corp.*	7,561	467,950
Western Digital Corp.	10,578	449,459
Total Information Technology		7,995,947
Materials - 3.5%
Monsanto Co.	4,703	445,139
PPG Industries, Inc.	3,307	447,602
Total Materials		892,741
Total Common Stocks (cost $21,362,273)		24,446,361
Other Investment Companies - 0.2%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06% (cost $42,200)	42,200	42,200
Total Investments - 97.8% (cost $21,404,473)		24,488,561
Other Assets, less Liabilities - 2.2%		562,276
Net Assets - 100.0%		$25,050,837

The accompanying notes are an integral part of these financial statements.

6

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $21,509,998 for Federal income tax purposes at December 31, 2012, the aggregate gross unrealized appreciation and depreciation were $3,127,377 and $148,814, respectively, resulting in net unrealized appreciation of investments of $2,978,563.

*	Non-income producing security.
[1]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

As of December 31, 2012, all securities in the Fund were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments previously presented in this report. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2012, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments at value*	$24,488,561
Receivable for investments sold	1,199,968
Receivable for Fund shares sold	173,873
Dividends and other receivables	11,101
Receivable from affiliate	7,804
Prepaid expenses	11,958
Total assets	25,893,265
Liabilities:
Payable for interfund lending	768,404
Payable for Fund shares repurchased	31,192
Accrued expenses:
Investment advisory and management fees	11,978
Administrative fees	5,445
Trustee fees and expenses	142
Shareholder servicing fees - Investor Class	121
Distribution fees - Investor Class	121
Other	25,025
Total liabilities	842,428

Net Assets	$25,050,837
Net Assets Represent:
Paid-in capital	$21,685,706
Undistributed net investment income	—
Accumulated net realized gain from investments	281,043
Net unrealized appreciation of investments	3,084,088
Net Assets	$25,050,837
Investor Class Shares:
Net Assets	$562,430
Shares outstanding	48,366
Net asset value, offering and redemption price per share	$11.63
Service Class Shares:
Net Assets	$8,814,211
Shares outstanding	754,515
Net asset value, offering and redemption price per share	$11.68
Institutional Class Shares:
Net Assets	$15,674,196
Shares outstanding	1,353,474
Net asset value, offering and redemption price per share	$11.58
* Investments at cost	$21,404,473

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the year ended December 31, 2012

Investment Income:
Dividend income	$320,220
Expenses:
Investment advisory and management fees	138,203
Administrative fees	62,819
Distribution fees - Investor Class	1,527
Shareholder servicing fees - Service Class	15,795
Shareholder servicing fees - Investor Class	1,527
Professional fees	30,956
Reports to shareholders	16,836
Registration fees	16,823
Transfer agent	9,357
Custodian	8,979
Trustees fees and expenses	1,183
Extraordinary expense	1,036
Miscellaneous	2,595
Total expenses before offsets	307,636
Expense reimbursements	(121,749)
Expense reductions	(4,356)
Net expenses	181,531

Net investment income	138,689
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,718,226
Net change in unrealized appreciation (depreciation) of investments	1,191,108
Net realized and unrealized gain	3,909,334

Net increase in net assets resulting from operations	$4,048,023

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

For the year ended December 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$138,689	$94,594
Net realized gain on investments	2,718,226	2,233,587
Net change in unrealized appreciation (depreciation) of investments	1,191,108	(3,069,995)
Net increase (decrease) in net assets resulting from operations	4,048,023	(741,814)
Distributions to Shareholders:
From net investment income:
Investor Class shares	(410)	—
Service Class shares	(37,484)	(90,556)
Institutional Class shares	(101,631)	(9,444)
From net realized gain on investments:
Investor Class shares	(43,919)	(106,221)
Service Class shares	(675,277)	(1,895,552)
Institutional Class shares	(1,288,574)	(1,236,287)
Total distributions to shareholders	(2,147,295)	(3,338,060)
Capital Share Transactions:[1]
Proceeds from sale of shares	14,121,119	15,395,502
Reinvestment of dividends and distributions	1,059,012	2,342,942
Cost of shares repurchased	(16,797,269)	(17,723,472)
Net increase (decrease) from capital share transactions	(1,617,138)	14,972

Total increase (decrease) in net assets	283,590	(4,064,902)
Net Assets:
Beginning of year	24,767,247	28,832,149
End of year	$25,050,837	$24,767,247
End of year undistributed net investment income	—	—

[1]	See note 1(f) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

10

Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended
Investor Class	2012	2011		2010	December 31, 2009*
Net Asset Value, Beginning of Period	$10.77	$12.90		$11.47	$10.00
Income from Investment Operations:
Net investment income	0.01 [3]	0.00	#,[3]	0.03 [3]	0.01
Net realized and unrealized gain (loss) on investments	1.83 [3]	(0.55)[3]		1.75 [3]	1.64
Total from investment operations	1.84	(0.55)		1.78	1.65
Less Distributions to Shareholders from:
Net investment income	(0.01)	—		(0.04)	(0.03)
Net realized gain on investments	(0.97)	(1.58)		(0.31)	(0.15)
Total distributions to shareholders	(0.98)	(1.58)		(0.35)	(0.18)
Net Asset Value, End of Period	$11.63	$10.77		$12.90	$11.47
Total Return[1]	17.10%	(4.42)%		15.53%	16.46%[5]
Ratio of net expenses to average net assets	1.15%[4]	1.12%		1.01%	0.91%[6]
Ratio of net investment income to average net assets[1]	0.10%[4]	0.03%		0.24%	0.43%[6]
Portfolio turnover	86%	107%		72%	6%[5]
Net assets at end of period (000’s omitted)	$562	$769		$1,269	$290

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.65%	1.68%		1.57%	2.06%[6]
Ratio of net investment loss to average net assets	(0.40)%	(0.53)%		(0.32)%	(0.72)%[6]

	For the year ended December 31,				For the period ended
Service Class	2012	2011		2010	December 31, 2009*
Net Asset Value, Beginning of Period	$10.83	$12.94		$11.49	$10.00
Income from Investment Operations:
Net investment income	0.05 [3]	0.04	[3]	0.05 [3]	0.03
Net realized and unrealized gain (loss) on investments	1.82 [3]	(0.56)[3]		1.76 [3]	1.63
Total from investment operations	1.87	(0.52)		1.81	1.66
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.01)		(0.05)	(0.02)
Net realized gain on investments	(0.97)	(1.58)		(0.31)	(0.15)
Total distributions to shareholders	(1.02)	(1.59)		(0.36)	(0.17)
Net Asset Value, End of Period	$11.68	$10.83		$12.94	$11.49
Total Return[1]	17.42%	(4.14)%		15.77%	16.60%[5]
Ratio of net expenses to average net assets	0.82%[4]	0.81%		0.81%	0.86%[6]
Ratio of net investment income to average net assets[1]	0.43%[4]	0.34%		0.44%	0.48%[6]
Portfolio turnover	86%	107%		72%	6%[5]
Net assets at end of period (000’s omitted)	$8,814	$14,772		$23,309	$20,692

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.32%	1.37%		1.37%	2.01%[6]
Ratio of net investment loss to average net assets	(0.07)%	(0.22)%		(0.12)%	(0.67)%[6]

11

Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

				For the
	For the year ended December 31,			period ended
Institutional Class	2012	2011	2010	December 31, 2009*
Net Asset Value, Beginning of Period	$10.74	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.08 [3]	0.06 [3]	0.08 [3]	0.04
Net realized and unrealized gain (loss) on investments	1.81 [3]	(0.55)[3]	1.76 [3]	1.63
Total from investment operations	1.89	(0.49)	1.84	1.67
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.12)	(0.07)	(0.03)
Net realized gain on investments	(0.97)	(1.59)	(0.32)	(0.15)
Total distributions to shareholders	(1.05)	(1.71)	(0.39)	(0.18)
Net Asset Value, End of Period	$11.58	$10.74	$12.94	$11.49
Total Return[1]	17.62%	(3.90)%	15.99%	16.72%[5]
Ratio of net expenses to average net assets	0.65%[4]	0.63%	0.60%	0.66%[6]
Ratio of net investment income to average net assets[1]	0.64%[4]	0.46%	0.65%	0.68%[6]
Portfolio turnover	86%	107%	72%	6%[5]
Net assets at end of period (000’s omitted)	$15,674	$9,226	$4,254	$246

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.15%	1.23%	1.08%	1.81%[6]
Ratio of net investment income (loss) to average net assets	0.14%	(0.14)%	0.17%	(0.47)%[6]

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

*	Commenced operations on June 3, 2009.
#	Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]

Includes non-routine extraordinary expenses amounting to $23 or 0.004%, $354 or 0.004% and $659 or 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[5]	Not annualized.
[6]	Annualized.

12

Notes to Financial Statements

December 31, 2012

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Renaissance Large Cap Growth Fund (the “Fund”).

The Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

13

Notes to Financial Statements (continued)

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2012, the amount by which the Fund’s expenses were reduced and the impact on the expense ratio, if any, was: $4,349 or 0.02%.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2012, overdraft fees for the Fund equaled $27.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense was reduced by $7.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2012 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$139,525	$97,982
Short-term capital gains	—	594,229
Long-term capital gains	2,007,770	2,645,849

Totals	$2,147,295	$3,338,060

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	$29,124
Undistributed long-term capital gains	357,444
Post-October loss deferral	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income

14

Notes to Financial Statements (continued)

requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2012, and for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Captial Loss Carryovers and Deferrals

As of December 31, 2012, the Fund had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2012, such amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. For the years ended December 31, 2012 and December 31, 2011 were as follows.

	Renaissance Large Cap Growth Fund
	2012		2011
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	15,002	$180,525	34,031	$448,365
Reinvestment of distributions	3,841	44,329	9,745	106,221
Cost of shares repurchased	(41,853)	(502,068)	(70,771)	(843,186)

Net decrease	(23,010)	$(277,214)	(26,995)	$(288,600)

Service Class:
Proceeds from sale of shares	137,299	$1,672,161	282,235	$3,585,391
Reinvestment of distributions	60,977	706,719	173,141	1,897,627
Cost of shares repurchased	(807,449)	(9,583,018)	(893,514)	(11,698,391)

Net decrease	(609,173)	$(7,204,138)	(438,138)	$(6,215,373)

Institutional Class:
Proceeds from sale of shares	1,023,663	$12,268,433	935,928	$11,361,746
Reinvestment of distributions	26,803	307,964	31,224	339,094
Cost of shares repurchased	(556,119)	(6,712,183)	(436,859)	(5,181,895)

Net increase	494,347	$5,864,214	530,292	$6,518,945

15

Notes to Financial Statements (continued)

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 92%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Fund has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by the Renaissance Group LLC (“Renaissance” or the “Subadivsor”), which serves pursuant to a subadvisory agreement between the Investment Manager and Renaissance with respect to the Fund. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average net assets. For the year ended December 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, was 0.55%.

The Investment Manager has contractually agreed, through at least May 1, 2013 to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.66% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. For the year ended December 31, 2012, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/11	$372,686
Additional Reimbursements	121,749
Repayments	—
Expired Reimbursements	(115,583)

Reimbursement Available - 12/31/12	$378,852

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, brokerdealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The

Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive and additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class Shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class and Service Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain

16

Notes to Financial Statements (continued)

temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2012, the Fund borrowed $768,404 from other Managers Funds for 4 days paying interest of $125. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2012, the Fund had $768,404 in outstanding loans.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were $20.861,679 and $24,336,799, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

5. New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Fund’s financial statements and disclosures.

6. Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Renaissance Large Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

	2012	2011
Ordinary Income - QDI	0%	100.00%
Ordinary Income - DRD	0%	43.94%

Pursuant to section 852 of the Internal Revenue Code, Renaissance Large Cap Growth Fund hereby designates $2,007,770, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such year

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Fund and the Shareholders of Renaissance Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Renaissance Large Cap Growth Fund (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

18

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987 - Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998 - Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002 - 2009); Trustee of Bowdoin College (2002 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007 - Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977 - 2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002 - Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986 - 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990 - 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991 - 2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990 - Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977 - Present); Director, CISDM at the University of Massachusetts, (1996 - Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001 - Present); Partner, S Capital Management, LLC (2007 - Present); President, TRS Associates (1982 - Present); Partner, White Bear Partners, LLC (2007 - 2010); Partner, Northampton Capital Management, LLC (2004 - 2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011 - Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007 - 2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004 - 2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004 - 2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995 - 2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007 - Present); Chief Investment Officer, Managers Investment Group LLC (2008 - Present); President, Managers Distributors, Inc. (2012 - Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Managing Director, Legg Mason & Co., LLC (2006 - 2007); Managing Director, Citigroup Asset Management (2004 - 2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010 - Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006 - 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002 - 2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005 - Present); Treasurer, The Managers Funds (1995 - Present); Treasurer, Managers Trust I and Managers Trust II (2000 - Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007 - Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000 - 2012); Vice President, The Managers Funds LLC, (1994 - 2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010 - Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005 - 2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011 - Present); Attorney, DeNovo Legal (2009 - 2010); Vice President, Credit Suisse (2007 - 2009); Associate, Willkie Farr & Gallagher LLP (2006 - 2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012 - Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010 - 2012); Compliance Specialist, Calamos Advisors LLC (2007 - 2010).

19

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Renaissance Group LLC

625 Eden Park Drive

Suite 1200

Cincinnati, OH 45202

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS

CADENCE CAPITAL APPRECIATION	SKYLINE SPECIAL EQUITIES	CHICAGO EQUITY PARTNERS BALANCED
CADENCE MID-CAP	PORTFOLIO	Chicago Equity Partners, LLC
CADENCE EMERGING COMPANIES	Skyline Asset Management, L.P.
Cadence Capital Management, LLC		ALTERNATIVE FUNDS
SPECIAL EQUITY
ESSEX SMALL/MICRO CAP GROWTH	Ranger Investment Management, L.P.	FQ GLOBAL ALTERNATIVES
Essex Investment Management Co., LLC	Lord, Abbett & Co. LLC	FQ GLOBAL ESSENTIALS
	Smith Asset Management Group, L.P.	First Quadrant, L.P.
FQ TAX-MANAGED U.S. EQUITY	Federated MDTA LLC
FQ U.S. EQUITY		INCOME FUNDS
First Quadrant, L.P.	SYSTEMATIC VALUE
	SYSTEMATIC MID CAP VALUE	BOND (MANAGERS)

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

Systematic Financial Management, L.P.

TIMESQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD BOND

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Managers AMG Funds

Yacktman Focused Fund

(formerly The Yacktman Focused Fund)

Yacktman Fund

(formerly The Yacktman Fund)

ANNUAL REPORT

December 31, 2012

MESSAGE TO SHAREHOLDERS

Dear Shareholders:

In the year ending December 31, 2012, Yacktman Focused Fund and Yacktman Fund produced returns of 10.6% and 11.5%, respectively, while the benchmark, the S&P 500 Index, returned 16.0%. We are pleased to have delivered solid absolute results last year in a portfolio largely comprised of what we believe to be extremely high quality companies.

Our long-term goal is to achieve solid absolute rates of return over multi-year time periods while managing the overall level of risk in the Funds. Looking at our historical results below, the returns of last year were fairly similar to and consistent with the positive results we have achieved over longer time periods.

Average Annual Returns	Yacktman Focused Fund	S&P 500®
Service Share Class:
One Year (01/01/12 - 12/31/12)	10.57%	16.00%
Three Years (01/01/10 - 12/31/12)	9.93%	10.87%
Five Years (01/01/08 - 12/31/12)	10.59%	1.66%
Ten Years (01/01/03 - 12/31/12)	10.95%	7.10%
Institutional Share Class:
Inception (07/24/12 - 12/31/12)	6.22%	7.72%

Cumulative Returns
Service Share Class:
One Year (01/01/12 - 12/31/12)	10.57%	16.00%
Three Years (01/01/10 - 12/31/12)	32.83%	36.30%
Five Years (01/01/08 - 12/31/12)	65.43%	8.59%
Ten Years (01/01/03 - 12/31/12)	182.77%	98.58%

The chart assumes an initial gross investment of $10,000 made on 12/31/02.

Average Annual Returns	Yacktman Fund	S&P 500®
Service Share Class:
One Year (01/01/12 - 12/31/12)	11.47%	16.00%
Three Years (01/01/10 - 12/31/12)	10.45%	10.87%
Five Years (01/01/08 - 12/31/12)	9.68%	1.66%
Ten Years (01/01/03 - 12/31/12)	10.63%	7.10%

Cumulative Returns
Service Share Class:
One Year (01/01/12 - 12/31/12)	11.47%	16.00%
Three Years (01/01/10 - 12/31/12)	34.73%	36.30%
Five Years (01/01/08 - 12/31/12)	58.72%	8.59%
Ten Years (01/01/03 - 12/31/12)	174.67%	98.58%

The chart assumes an initial gross investment of $10,000 made on 12/31/02.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call 800.457.6033 or visit our Web site at www.managersinvest.com.

From time to time the Fund’s advisor has waived fees or reimbursed expenses, which may have resulted in higher returns.

Your co-Portfolio Managers have significant personal investments in the Yacktman Focused Fund, and in 2012 made additional contributions to this Fund. Our aggregate holdings in Yacktman Focused Fund now exceed $100 million. We believe that our goals are aligned with the shareholders of this Fund as we and our families have a significant personal stake in our investment decisions. Currently the Portfolio Managers do not hold any shares of the Yacktman Fund.

The top-10 equity positions represented 59% and 51% of net assets at the end of the year in Yacktman Focused and Yacktman Fund, respectively. In a world of extreme uncertainty, we continue to feel confident in the durability and valuation of these companies. A listing of the top-10 equity positions is presented later in this report.

Portfolio Review

Media

In 2012, News Corp was the biggest contributor to Fund returns, appreciating more than 40%. Business execution was strong, especially in the cable content division, and the company continued its shareholder friendly behavior, both repurchasing a significant amount of stock and announcing that it would be splitting the company into two separate entities. We think the split could help the shares continue to deliver strong results as the market more fully appreciates what we see, which is a fast growing cable content division that has had its extraordinary growth obscured by declining newspaper results.

Viacom produced strong free cash flow and the stock appreciated solidly last year, though the company struggled with ratings at networks like Nickelodeon and MTV. Viacom has recently stepped-up its investments in new programming which we believe will help results this year. Our position in Comcast also rose sharply in 2012.

Consumer Staples

Consumer staples shares were generally modest performers during the year as the stocks of high-quality, stable staples businesses were left behind in the broader market rally. From August 30, 2010 through December 31, 2012, Procter & Gamble, PepsiCo, Sysco and Clorox are up 22%, 15%, 22%, and 22% before dividends, compared to the S&P 500’s strong 41%. We believe that this underperformance relative to the broader market is more a result of investor sentiment than results and should lead to better than average performance from these companies going forward. We especially like these staples positions because the rates of return we ex-

pect over time are especially attractive given the consistency and quality of these businesses.

Avon’s shares disappointed in 2012, though we believe Avon’s global distribution channel and products have significantly more value than the current share price. We like the management changes that occurred at the company and believe that the shares are very attractive given the expected earnings power of the business.

“Old Tech”

Many PC-related stocks struggled last year as concerns about the future of the business caused investors to avoid these shares. Our position in Microsoft appreciated only modestly, even though the business executed fairly well. HP declined, though we were pleased to see a much improved management focus. In the latter part of the year we purchased a small position in Dell. Both Dell and HP have significant business exposure to services and non-PC businesses, which we think have been underappreciated recently. While the challenges these companies face are real, we believe the valuations offer compelling potential over time.

Cisco’s shares performed satisfactorily in 2012. The shares continue to be inexpensive as investors generally are avoiding “old tech” shares, though not to the same extent as PC-related stocks. Our investments in technology companies are more a result of valuation than strong future growth prospects. As we often say, “It’s almost all about the price.”

Health Care

Shares in health care stocks were generally stronger in 2012, with medical device stocks like C.R. Bard, Stryker and Covidien all up solidly. Johnson & Johnson and Pfizer also performed well in 2012.

Financial Services

The financial service sector was the strongest market segment in 2012, rebounding from weakness in 2011. Top contributors to Fund results in the financial area include US Bank, BNY Mellon, Goldman Sachs, in both Funds, and Bank of America and Janus in the Yacktman Fund only.

Special Situations

Investments in companies we consider to be special situations - those we think have greater uncertainty coupled with extremely compelling valuation - had mixed results last year. Our investment in Apollo Group declined as the business is facing a large number of issues, including enrollment pressures and competitive challenges from other higher education institutions. We think, over the long term, the company’s competitive position is solid and the valuation is compelling.

Research in Motion rallied sharply in the last few months of the year on positive anticipation of its new Blackberry 10 product. The position produced solid results for Fund holders in 2012 even though the stock declined during the year because we took advantage of lower prices to purchase additional shares. As the stock rebounded sharply, more than doubling from the low, we sold some shares to keep the position size as a modest weighting in each Fund.

A Note on Position Sizing

We think position sizing is one of the most important aspects of good portfolio management. We generally take bigger positions in higher quality, diverse companies that we think can acceptably compound capital at attractive rates of returns or securities that are extremely mispriced due to investor perception issues. At times you may see us take surprising positions in companies that have business challenges like Research in Motion, but we use our investment experience to determine when we can take a significant position weighting and when we should not.

Conclusion

We are happy with the returns of 2012. We believe the quality level of the companies in the Funds is extremely high and valuations are attractive. We will work hard to examine current positions and new opportunities and, as always, we will continue to be diligent, objective and patient when managing Yacktman Focused Fund and Yacktman Fund.

This commentary reflects the viewpoints of Yacktman Asset Management LP, as of December 31, 2012 and is not intended as a forecast or guarantee of future results.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call 800.457.6033 or visit www.managersinvest.com to download a free prospectus. Read it carefully before investing or sending money.

The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Funds are distributed by Managers Distributors, Inc., a member of FINRA.

The Funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

The Funds can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements. A greater percentage of the Yacktman Focused Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The performance information shown and Fund inception dates reflect that of the predecessor Funds, The Yacktman Fund and The Yacktman Focused Fund, which were reorganized into the Yacktman Fund, and the Yacktman Focused Fund, respectively, on June 29, 2012, and were managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies as those of the predecessor Funds.

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2012 (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not

EXPENSE EXAMPLE (continued)

For the Six Months Ended December 31, 2012 (unaudited)

reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

YACKTMAN FOCUSED FUND

	Beginning Account Value 07/01/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period 07/01/12 - 12/31/12[1]
Service Share Class:
Expense ratio for the period - 1.27%
Actual	$1,000	$1,039	$6.51
Hypothetical (5% Annual Return)	$1,000	$1,019	$6.44
Institutional Share Class:
Expense ratio for the period - 1.09%
Actual	$1,000	$1,062	$5.65
Hypothetical (5% Annual Return)	$1,000	$1,020	$5.53

YACKTMAN FUND
	Beginning Account Value 07/01/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period 07/01/12 - 12/31/12[1]
Service Share Class:
Expense ratio for the period - 0.76%
Actual	$1,000	$1,042	$3.90
Hypothetical (5% Annual Return)	$1,000	$1,021	$3.86

[1]	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

EQUITY PURCHASES

For the Six Months Ended December 31, 2012 (unaudited)

NEW PURCHASES	Current Shares Held	Current Shares Held
	Yacktman Focused Fund	Yacktman Fund
C.H. Robinson Worldwide Inc.	700,000	—
C.H. Robinson Worldwide, Inc., a third-party logistics company, provides freight transportation services and logistics solutions to companies in various industries worldwide. It offers transportation and logistics services, such as truckload, less-than-truckload, intermodal, ocean and air freight transportation, as well as transportation management, customs brokerage and warehousing services through contractual relationships with approximately 53,000 transportation companies, including motor carriers, railroads, air freight carriers and ocean carriers.

Dell, Inc.	5,700,000	6,437,000
Dell provides integrated technology solutions in the information technology (IT) industry worldwide. It designs, develops, manufactures, markets, sells and supports mobility and desktop products, including notebooks, workstations, tablets, smartphones and desktop PCs, as well as servers and networking products. The company offers storage solutions, including storage area networks, network-attached storage, direct-attached storage and various backup systems. It also provides IT and business services comprising transactional services, such as support, managed deployment, enterprise installation

EQUITY PURCHASES (continued)

For the Six Months Ended December 31, 2012 (unaudited)

NEW PURCHASES	Current Shares Held	Current Shares Held
	Yacktman Focused Fund	Yacktman Fund

and configuration services; outsourcing services, including data center and systems management, network management, life cycle application development and management and business process outsourcing services; and project-based services consisting of IT infrastructure, applications, business process and business consulting services.

WellPoint Inc.	1,600,000	1,406,800

WellPoint, Inc., through its subsidiaries, operates as a health benefits company in the United States. The company offers various network-based managed care plans to large and small employer, individual, Medicaid and senior markets. Its managed care plans include preferred provider organizations; health maintenance organizations; point-of-service plans; traditional indemnity plans; and other hybrid plans, including consumer-driven health plans, hospital only and limited benefit products. The company also provides various managed care services comprising claims processing, underwriting, stop loss insurance, actuarial services, provider network access, medical cost management, disease management, wellness programs and other administrative services to self-funded customers.

Yacktman Focused Fund

TOP TEN EQUITY HOLDINGS

December 31, 2012 (unaudited)

Percentage of Net Assets
Procter & Gamble Co.	11.41%
News Corp., Class A	10.65%
PepsiCo, Inc.	8.70%
Cisco Systems, Inc.	5.37%
Sysco Corp.	4.76%
Microsoft Corp.	4.17%
C.R. Bard, Inc.	4.13%
Stryker Corp.	3.82%
Clorox Co.	3.10%
Johnson & Johnson	2.97%

Total	59.08%

FUND DIVERSIFICATION*

December 31, 2012 (unaudited)

*	Calculated as a percentage of net assets as of December 31, 2012.

Yacktman Focused Fund

EQUITY PURCHASES & SALES

For the Six Months Ended December 31, 2012 (unaudited)

PURCHASES	Net Shares Purchased	Current Shares Held
Apollo Group, Inc.	5,000	2,705,000
Avon Products, Inc.	1,230,000	7,200,000
C.H. Robinson Worldwide, Inc.	700,000	700,000
C.R. Bard, Inc.	90,694	3,090,694
Cisco Systems, Inc.	2,798,000	19,998,000
Clorox Co.	37,000	3,100,000
Coca-Cola Co.	1,490,000	5,410,000	*
Corning, Inc.	950,000	5,350,000
Dell, Inc.	5,700,000	5,700,000
Johnson & Johnson	300,000	3,100,000
PepsiCo, Inc.	800,000	9,300,000
Procter & Gamble Co.	335,000	12,300,000
Research In Motion Ltd.	310,000	4,410,000
State Street Corp.	175,000	925,000
Stryker Corp.	3,250,000	5,100,000
Sysco Corp.	100,000	11,000,000
WellPoint, Inc.	1,600,000	1,600,000

SALES	Net Shares Sold	Current Shares Held
H&R Block, Inc.	500,000	3,300,000
News Corp., Class B	19,600	—
Toyota Industries Corp. - ADR	800,000	—
UnitedHealth Group, Inc.	530,000	—

*	Includes 1,960,000 shares received from a two-for-one stock split on August 13, 2012.

Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value
COMMON STOCKS - 84.44%
Beverages - 11.38%
Coca-Cola Co.	5,410,000	$196,112,500
PepsiCo, Inc.	9,300,000	636,399,000

		832,511,500

Capital Markets - 2.20%
Bank of New York Mellon Corp.	2,250,000	57,825,000
Goldman Sachs Group, Inc.	250,000	31,890,000
Northern Trust Corp.	550,000	27,588,000
State Street Corp.	925,000	43,484,250

		160,787,250

Commercial Banks - 1.79%
The Bancorp, Inc. (a)	336,000	3,685,920
U.S. Bancorp	4,000,000	127,760,000

		131,445,920

Communications Equipment - 6.09%
Cisco Systems, Inc.	19,998,000	392,960,700
Research In Motion Ltd. (a)	4,410,000	52,390,800

		445,351,500

Computers & Peripherals - 1.41%
Dell, Inc.	5,700,000	57,741,000
Hewlett-Packard Co.	3,200,000	45,600,000

		103,341,000

Diversified Consumer Services - 1.61%
Apollo Group, Inc., Class A (a)	2,705,000	56,588,600
H&R Block, Inc.	3,300,000	61,281,000

		117,869,600

Diversified Financial Services - 0.02%
Resource America, Inc., Class A	215,000	1,434,050

Electronic Equipment, Instruments & Components - 0.92%
Corning, Inc.	5,350,000	67,517,000

The accompanying notes are an integral part of these financial statements.

	Number of Shares	Value
Food & Staples Retailing - 4.76%
Sysco Corp.	11,000,000	$348,260,000

Health Care Equipment & Supplies - 9.40%
Becton, Dickinson & Co.	770,000	60,206,300
C.R. Bard, Inc.	3,090,694	302,084,432
Covidien PLC	800,000	46,192,000
Stryker Corp.	5,100,000	279,582,000

		688,064,732

Health Care Providers & Services - 1.64%
Patterson Companies, Inc.	650,000	22,249,500
WellPoint, Inc.	1,600,000	97,472,000

		119,721,500

Household Products - 14.81%
Clorox Co.	3,100,000	226,982,000
Colgate-Palmolive Co.	200,000	20,908,000
Procter & Gamble Co.	12,300,000	835,047,000

		1,082,937,000

Media - 14.17%
Comcast Corp., Class A	2,300,000	82,685,000
Liberty Interactive Corp.,
Series A (a)	840,000	16,531,200
News Corp., Class A	30,500,000	778,970,000
Viacom, Inc., Class B	3,000,000	158,220,000

		1,036,406,200

Oil, Gas & Consumable Fuels - 2.24%
ConocoPhillips	2,000,000	115,980,000
Exxon Mobil Corp.	550,000	47,602,500

		163,582,500

Personal Products - 1.41%
Avon Products, Inc.	7,200,000	103,392,000

The accompanying notes are an integral part of these financial statements.

Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2012

	Number of Shares	Value
Pharmaceuticals - 4.89%
Johnson & Johnson	3,100,000	$217,310,000
Pfizer, Inc.	5,600,000	140,448,000

		357,758,000

Software - 4.17%
Microsoft Corp.	11,400,000	304,722,000

Specialty Retail - 0.93%
Wal-Mart Stores, Inc.	1,000,000	68,230,000

Transportation - 0.60%
C.H. Robinson Worldwide, Inc.	700,000	44,254,000

TOTAL COMMON STOCKS (Cost $5,297,713,577)		6,177,585,752

	Principal Amount
CORPORATE BONDS - 0.12%
Media - 0.12%
Liberty Interactive LLC 8.250%, 02/01/2030	$8,000,000	8,760,000

TOTAL CORPORATE BONDS (Cost $7,392,036)		8,760,000

	Number of Shares
SHORT-TERM-INVESTMENTS - 15.13%
Other Investment Companies - 15.13%*
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	350,052,425	350,052,425
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.12%	337,447,556	337,447,556

The accompanying notes are an integral part of these financial statements.

	Number of Shares	Value
JPMorgan Prime Money Market Fund, Capital Shares, 0.12%	419,082,351	$419,082,351

		1,106,582,332

TOTAL SHORT-TERM INVESTMENTS (Cost $1,106,582,332)		1,106,582,332

Total Investments (Cost $6,411,687,945) - 99.69%		7,292,928,084
Other Assets in Excess of Liabilities - 0.31%		22,562,883

TOTAL NET ASSETS - 100.00%		$7,315,490,967

Percentages are stated as a percent of net assets.

Based on the approximate cost of investments of $6,413,935,920 for Federal income tax purposes at December 31, 2012, the aggregate gross unrealized appreciation and depreciation were $1,024,015,885 and $145,023,721, respectively, resulting in net unrealized appreciation of investments of $878,992,164.

*	Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

PLC - Public Limited Company

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Yacktman Fund

TOP TEN EQUITY HOLDINGS

December 31, 2012 (unaudited)

Percentage of Net Assets
News Corp., Class A	9.84%
Procter & Gamble Co.	7.87%
PepsiCo, Inc.	7.26%
Cisco Systems, Inc.	5.10%
Sysco Corp.	4.45%
Viacom, Inc., Class B	3.59%
Microsoft Corp.	3.50%
Coca-Cola Co.	3.31%
C.R. Bard, Inc.	3.21%
Stryker Corp.	3.10%

Total	51.23%

FUND DIVERSIFICATION*

December 31, 2012 (unaudited)

*	Calculated as a percentage of net assets as of December 31, 2012.

Yacktman Fund

EQUITY PURCHASES & SALES

For the Six Months Ended December 31, 2012 (unaudited)

PURCHASES	Net Shares Purchased	Current Shares Held
Avon Products, Inc.	1,000,000	8,400,000
C.R. Bard, Inc.	48,000	2,850,000
Cisco Systems, Inc.	2,675,000	22,500,000
Clorox Co.	65,000	2,365,000
Coca-Cola Co.	1,410,000	7,910,000	*
Corning, Inc.	150,000	6,250,000
Dell, Inc.	6,437,000	6,437,000
Research In Motion Ltd.	360,000	5,360,000
State Street Corp.	140,000	1,140,000
Stryker Corp.	2,401,383	4,900,000
Sysco Corp.	300,000	12,200,000
WellPoint, Inc.	1,406,800	1,406,800

SALES	Net Shares Sold	Current Shares Held
H&R Block, Inc.	2,500,000	4,000,000
UnitedHealth Group, Inc.	1,200,000	—

*	Includes 3,250,000 shares received from a two-for-one stock split on August 13, 2012.

Yacktman Fund

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value
COMMON STOCKS - 83.71%
Beverages - 10.57%
Coca-Cola Co.	7,910,000	$286,737,500
PepsiCo, Inc.	9,200,000	629,556,000

		916,293,500

Capital Markets - 2.83%
Bank of New York Mellon Corp.	4,200,000	107,940,000
Goldman Sachs Group, Inc.	350,000	44,646,000
Janus Capital Group, Inc.	4,560,000	38,851,200
State Street Corp.	1,140,000	53,591,400

		245,028,600

Commercial Banks - 2.49%
The Bancorp, Inc. (a)	760,000	8,337,200
U.S. Bancorp	6,500,000	207,610,000

		215,947,200

Communications Equipment - 5.83%
Cisco Systems, Inc.	22,500,000	442,125,000
Research In Motion Ltd. (a)	5,360,000	63,676,800

		505,801,800

Computers & Peripherals - 1.60%
Dell, Inc.	6,437,000	65,206,810
Hewlett-Packard Co.	5,150,000	73,387,500

		138,594,310

Consumer Finance - 0.15%
American Express Co.	235,000	13,507,800

Diversified Consumer Services - 1.65%
Apollo Group, Inc., Class A (a)	3,300,000	69,036,000
H&R Block, Inc.	4,000,000	74,280,000

		143,316,000

Diversified Financial Services - 0.72%
Bank of America Corp.	5,000,000	58,000,000
Resource America, Inc., Class A	659,226	4,397,038

		62,397,038

The accompanying notes are an integral part of these financial statements.

	Number of Shares	Value
Electronic Equipment, Instruments & Components - 0.91%
Corning, Inc.	6,250,000	$78,875,000

Food & Staples Retailing - 4.45%
Sysco Corp.	12,200,000	386,252,000

Food Products - 0.37%
Lancaster Colony Corp.	460,000	31,827,400

Health Care Equipment & Supplies - 7.79%
Becton, Dickinson & Co.	800,000	62,552,000
C.R. Bard, Inc.	2,850,000	278,559,000
Covidien PLC	850,000	49,079,000
Medtronic, Inc.	400,000	16,408,000
Stryker Corp.	4,900,000	268,618,000

		675,216,000

Health Care Providers & Services - 1.80%
Patterson Companies, Inc.	2,050,000	70,171,500
WellPoint, Inc.	1,406,800	85,702,256

		155,873,756

Household Products - 10.67%
Clorox Co.	2,365,000	173,165,300
Colgate-Palmolive Co.	670,000	70,041,800
Procter & Gamble Co.	10,050,000	682,294,500

		925,501,600

Internet Software & Services - 0.73%
eBay, Inc. (a)	1,250,000	63,775,000

Media - 16.04%
Comcast Corp., Class A	4,700,000	168,965,000
Liberty Interactive Corp.,
Series A (a)	2,900,000	57,072,000
News Corp., Class A	33,400,000	853,036,000
Viacom, Inc., Class B	5,900,000	311,166,000

		1,390,239,000

The accompanying notes are an integral part of these financial statements.

Yacktman Fund

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2012

	Number of Shares	Value
Oil, Gas & Consumable Fuels - 2.99%
ConocoPhillips	2,750,000	$159,472,500
Exxon Mobil Corp.	1,150,000	99,532,500

		259,005,000

Personal Products - 1.39%
Avon Products, Inc.	8,400,000	120,624,000

Pharmaceuticals - 5.08%
Johnson & Johnson	3,500,000	245,350,000
Pfizer, Inc.	7,800,000	195,624,000

		440,974,000

Semiconductor & Semiconductor Equipment - 0.55%
Intel Corp.	2,300,000	47,449,000

Software - 3.50%
Microsoft Corp.	11,350,000	303,385,500

Specialty Retail - 1.60%
Staples, Inc.	2,000,000	22,800,000
Wal-Mart Stores, Inc.	1,700,000	115,991,000

		138,791,000

TOTAL COMMON STOCKS (Cost $5,983,901,779)		7,258,674,504

The accompanying notes are an integral part of these financial statements.

	Number of Shares	Value
SHORT-TERM INVESTMENTS - 16.14%
Other Investment Companies - 16.14%*
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	400,059,914	$400,059,914
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.12%	397,820,344	397,820,344
JPMorgan Prime Money Market Fund, Capital Shares, 0.12%	601,844,500	601,844,500

		1,399,724,758

TOTAL SHORT-TERM INVESTMENTS (Cost $1,399,724,758)		1,399,724,758

Total Investments (Cost $7,383,626,537) - 99.85%		8,658,399,262
Other Assets in Excess of Liabilities - 0.15%		12,583,703

TOTAL NET ASSETS - 100.00%		$8,670,982,965

Percentages are stated as a percent of net assets.

Based on the approximate cost of investments of $7,387,562,768 for Federal income tax purposes at December 31, 2012, the aggregate gross unrealized appreciation and depreciation were $1,487,326,232 and $216,489,738, respectively, resulting in net unrealized appreciation of investments of $1,270,836,494.

*	Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

PLC - Public Limited Company

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012

	Yacktman Focused Fund	Yacktman Fund
Assets:
Investments, at value (Cost $6,411,687,945 and $7,383,626,537, respectively)	$7,292,928,084	$8,658,399,262
Cash	39,982	46,966
Receivable for Fund shares sold	41,263,168	30,960,915
Dividends and interest receivable	9,281,729	11,127,043
Receivable from affiliate	115,834	—
Prepaid expenses	330,290	277,263

Total Assets	7,343,959,087	8,700,811,449

Liabilities:
Payable for Fund shares redeemed	20,371,220	23,989,427
Accrued investment advisory fees	6,203,520	4,103,616
Shareholder servicing fees - Service Class	691,961	444,764
Accrued Directors/Trustees fees	15,770	18,936
Other accrued expenses	1,185,649	1,271,741

Total Liabilities	28,468,120	29,828,484

Net Assets	$7,315,490,967	$8,670,982,965

Net Assets Consist Of:
Paid-in-capital	$6,457,233,163	$7,399,871,780
Undistributed net investment income	1,005,531	271,374
Accumulated net realized loss from investments	(23,987,866)	(3,932,914)
Net unrealized appreciation of investments	881,240,139	1,274,772,725

Total Net Assets	$7,315,490,967	$8,670,982,965

Service Class Shares:
Net Assets	$6,603,174,813	$8,670,982,965
Shares outstanding	321,737,382	453,540,861

Net asset value, offering and redemption price per share	$20.52	$19.12

Institutional Class Shares:
Net Assets	$712,316,154	N/A
Shares outstanding	34,706,067	N/A

Net asset value, offering and redemption price per share	$20.52	N/A

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

	Yacktman Focused Fund	Yacktman Fund
Investment Income:
Dividend income	$134,172,840	$169,585,476
Interest income	858,533	184,133
Foreign withholding tax	(34,834)	—

Total investment income	134,996,539	169,769,609

Expenses:
Investment advisory fees	62,884,511	43,654,360
Shareholder servicing fees - Service Class	11,140,607	10,461,033
Administration and accounting fees	2,111,243	2,594,494
Transfer agent	365,531	661,055
Federal and state registration fees	661,099	466,937
Reports to shareholders	405,315	472,165
Custody fees	321,320	395,395
Extraordinary expense	296,677	351,972
Professional fees	215,929	267,094
Directors/Trustees fees and expenses	160,586	196,563
Miscellaneous expenses	115,696	152,285

Total expenses before offsets	78,678,514	59,673,353
Expense reimbursements	(115,834)	—

Net Expenses	78,562,680	59,673,353

Net investment income	56,433,859	110,096,256

Realized and Unrealized Gain:
Net realized gain on investments	3,981,268	56,282,905
Net change in unrealized appreciation (depreciation) of investments	512,799,174	632,360,646

Net change in realized and unrealized gain of investments	516,780,442	688,643,551

Net increase in net assets resulting from operations	$573,214,301	$798,739,807

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Yacktman Focused Fund		Yacktman Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011(1)	Year Ended December 31, 2012	Year Ended December 31, 2011(1)
Operations:
Net investment income	$56,433,859	$27,560,724	$110,096,256	$64,977,303
Net realized gain on investments	3,981,268	20,863,868	56,282,905	18,993,470
Net change in unrealized appreciation of investments	512,799,174	155,734,987	632,360,646	226,166,229

Net increase in net assets resulting from operations	573,214,301	204,159,579	798,739,807	310,137,002

Capital Share Transactions:
Service Share Class:
Proceeds from shares sold	3,549,546,545	3,148,739,337	3,592,942,100	3,853,558,468
Proceeds from reinvestment of distributions	68,354,420	43,205,204	146,197,765	74,256,597
Redemption fees	366,782	363,938	353,413	446,315
Payments for shares redeemed	(1,950,420,632)	(903,851,317)	(1,994,085,624)	(1,277,454,765)

Net increase from capital share transactions	1,667,847,115	2,288,457,162	1,745,407,654	2,650,806,615

Institutional Share Class*:
Proceeds from shares sold	728,742,463	N/A	N/A	N/A
Proceeds from reinvestment of distributions	4,783,961	N/A	N/A	N/A
Redemption fees	14,294	N/A	N/A	N/A
Payments for shares redeemed	(21,187,259)	N/A	N/A	N/A

Net increase from capital share transactions	712,353,459	N/A	N/A	N/A

Distributions Paid From:
Service Share Class:
Net investment income	(51,830,513)	(27,560,769)	(109,829,426)	(64,978,603)
Net realized gains	(24,239,634)	(21,449,602)	(56,417,680)	(19,374,588)

Institutional Share Class:
Net investment income	(3,598,238)	N/A	N/A	N/A
Net realized gains	(1,454,823)	N/A	N/A	N/A

Total distributions to shareholders	(81,123,208)	(49,010,371)	(166,247,106)	(84,353,191)

Total increase in net assets	2,872,291,667	2,443,606,370	2,377,900,355	2,876,590,426

Net Assets:
Beginning of year	$4,443,199,300	$1,999,592,930	$6,293,082,610	$3,416,492,184

End of year (including undistributed net investment income of $1,005,531, $423, $271,374, and $5,269, respectively)	$7,315,490,967	$4,443,199,300	$8,670,982,965	$6,293,082,610

*	Commenced operations on July 24, 2012.
(1)	Audited by previous independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Yacktman Focused Fund		Yacktman Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011(1)	Year Ended December 31, 2012	Year Ended December 31, 2011(1)
Transactions in Shares:
Service Share Class:
Shares sold	178,848,933	170,577,353	193,323,877	222,940,629
Issued in reinvestment of distributions	3,400,841	2,294,475	7,871,945	4,226,328
Shares redeemed	(97,165,504)	(49,315,952)	(106,958,619)	(74,434,686)

Net increase in shares	85,084,270	123,555,876	94,237,203	152,732,271

Institutional Share Class*:
Shares sold	35,498,228	N/A	N/A	N/A
Issued in reinvestment of distributions	233,478	N/A	N/A	N/A
Shares redeemed	(1,025,639)	N/A	N/A	N/A

Net increase in shares	34,706,067	N/A	N/A	N/A

*	Commenced operations on July 24, 2012.
(1)	Audited by previous independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

	Yacktman Focused Fund – Service Class
	Year Ended December 31,
For a share outstanding throughout each year	2012(4)		2011(2)	2010(2)	2009(2)	2008(2)
Net Asset Value:
Beginning of period	$18.78		$17.68	$16.13	$9.97	$14.00

Operations:
Net investment income	0.18	(3)	0.12	0.10	0.05	0.15
Net realized and unrealized gain (loss) on investments	1.79	(3)	1.19	1.81	6.21	(3.45)

Total from investment operations	1.97		1.31	1.91	6.26	(3.30)

Less Distributions:
From net investment income	(0.16)		(0.12)	(0.10)	(0.05)	(0.16)
From net realized gains	(0.07)		(0.09)	(0.26)	(0.05)	(0.57)

Total distributions to shareholders	(0.23)		(0.21)	(0.36)	(0.10)	(0.73)

Net Asset Value:
End of year	$20.52		$18.78	$17.68	$16.13	$9.97

Total Return	10.57%		7.41%	11.84%	62.76%	(23.48%)

Supplemental Data and Ratios:
Net assets; end of year (000’s omitted)	$6,603,059		$4,443,199	$1,999,593	$669,661	$65,467

Ratio of expenses before expense reimbursements to average net assets (See Note 2)	1.26	%(1)	1.25%	1.27%	1.28%	1.35%

Ratio of net expenses to average net assets	1.25	%(1)	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income before expense reimbursements to average net assets (See Note 2)	0.90	%(1)	0.89%	0.91%	0.76%	1.21%

Ratio of net investment income to average net assets	0.90	%(1)	0.89%	0.93%	0.79%	1.31%

Portfolio turnover rate	3%		2%	6%	8%	67%

(1)	Includes non-routine extraordinary expenses amounting to $268,381 and represents 0.004% of average net assets.
(2)	Audited by previous independent registered public accounting firm.
(3)	Per share numbers have been calculated using average shares.
(4)	At the start of business June 29, 2012, the Yacktman Focused Fund was re-organized into a series of the Managers AMG Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Yacktman Focused Fund Institutional Class
For a share outstanding throughout the period	For the period July 24, through December 31, 2012*
Net Asset Value:
Beginning of period	$19.46

Operations:
Net investment income(4)	0.08
Net realized and unrealized gain on investments(4)	1.13

Total from investment operations	1.21

Less Distributions:
From net investment income	(0.11)
From net realized gains	(0.04)

Total distributions to shareholders	(0.15)

Net Asset Value:
End of period	$20.52

Total Return	6.22	%(1)

Supplemental Data and Ratios:
Net assets; end of period (000’s omitted)	$712,316

Ratio of net expenses to average net assets	1.08	%(2,3)

Ratio of net investment income to average net assets	0.91	%(2,3)

Portfolio turnover rate	3%

*	Commenced operations on July 24, 2012.
(1)	Not Annualized.
(2)	Annualized.
(3)	Includes non-routine extraordinary expenses amounting to $28,296 and represents 0.006% of average net assets.
(4)	Per share numbers have been calculated using average shares.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

FINANCIAL HIGHLIGHTS (continued)

	Yacktman Fund – Service Class
	Year Ended December 31,
For a share outstanding throughout each year	2012(3)		2011(2)	2010(2)	2009(2)	2008(2)
Net Asset Value:
Beginning of year	$17.51		$16.54	$15.22	$9.68	$13.39

Operations:
Net investment income	0.26	(4)	0.18	0.15	0.10	0.17
Net realized and unrealized gain (loss) on investments	1.73	(4)	1.02	1.77	5.64	(3.66)

Total from investment operations	1.99		1.20	1.92	5.74	(3.49)

Less Distributions:
From net investment income	(0.25)		(0.18)	(0.15)	(0.10)	(0.18)
From net realized gains	(0.13)		(0.05)	(0.45)	(0.10)	(0.04)

Total distributions to shareholders	(0.38)		(0.23)	(0.60)	(0.20)	(0.22)

Net Asset Value:
End of year	$19.12		$17.51	$16.54	$15.22	$9.68

Total Return	11.47%		7.30%	12.64%	59.31%	(26.05%)

Supplemental Data and Ratios:
Net assets; end of year (000’s omitted)	$8,670,983		$6,293,083	$3,416,492	$1,401,228	$296,659

Ratio of net expenses to average net assets	0.76	%(1)	0.80%	0.85%	0.93%	0.95%

Ratio of net investment income to average net assets	1.41	%(1)	1.28%	1.30%	1.43%	1.92%

Portfolio turnover rate	7%		3%	10%	14%	33%

(1)	Includes non-routine extraordinary expenses amounting to $351,972 and represents 0.005% of average net assets.
(2)	Audited by previous independent registered public accounting firm.
(3)	At the start of business June 29, 2012, the Yacktman Fund was re-organized into a series of the Managers AMG Funds.
(4)	Per share numbers have been calculated using average shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: Yacktman Focused Fund (“Yacktman Focused”) (formerly The Yacktman Focused Fund) and Yacktman Fund (“Yacktman Fund”) (formerly The Yacktman Fund), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2012, the Yacktman Focused and Yacktman Funds had redemption fees amounting to $381,076 and $353,413, respectively.

At the start of business on June 29, 2012, The Yacktman Focused Fund and The Yacktman Fund, each a series of The Yacktman Funds, Inc. (the “Predecessor Funds”), were reorganized into a respective series of the Trust, as described above. As a result of the reorganization, the Funds are the legal survivors, however, the accounting and performance history of the capital stock of the Predecessor Funds have been redesignated as that of Service Class shares of the Fund.

Each Fund has established three classes of shares: Service Class, Investor Class and Institutional Class. Currently, Yacktman Focused offers Service Class shares and (effective July 24, 2012) Institutional Class shares, Yacktman offers only Service Class shares. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value.

Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012 (continued)

investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1	—	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)
Level 2	—	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active,

quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)
Level 3	—	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2012:

YACKTMAN FOCUSED FUND

	Level 1	Level 2	Level 3	Total
Common Stock*	$6,177,585,752	$—	$—	$6,177,585,752
Corporate Bonds	—	8,760,000	—	8,760,000
Short-Term Investments	1,106,582,332	—	—	1,106,582,332

Total Investments in Securities	$7,284,168,084	$8,760,000	$—	$7,292,928,084

YACKTMAN FUND

	Level 1	Level 2	Level 3	Total
Common Stock*	$7,258,674,504	$—	$—	$7,258,674,504
Short-Term Investments	1,399,724,758	—	—	1,399,724,758

Total Investments in Securities	$8,658,399,262	$—	$—	$8,658,399,262

*	Please refer to the portfolio of investments to view securities by industry type.

The Funds did not invest in any Level 3 investments during the year. As of December 31, 2012, the Funds had no transfers between levels from the beginning of the reporting period.

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012 (continued)

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d. Dividends and Distributions

Dividends from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Yacktman Focused Fund
	2012	2011
Distributions paid from:
Ordinary income	$55,428,751	$36,428,123
Short-term capital gains	—	—
Long-term capital gains	25,694,457	12,582,248

Total	$81,123,208	$49,010,371

	Yacktman Fund
	2012	2011
Distributions paid from:
Ordinary income	$109,828,701	$67,564,948
Short-term capital gains	4,912	—
Long-term capital gains	56,413,493	16,788,243

Total	$166,247,106	$84,353,191

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Focused Fund	Yacktman Fund
Capital loss carryforward	—	—
Undistributed ordinary income	$1,005,531	$271,374
Undistributed short-term capital gains	1,906,098	—
Undistributed long-term capital gains	—	3,317
Post-October loss deferral	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2012 and for all open tax years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012 (continued)

character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Funds had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Capital Loss Carryovers may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Funds as follows: Yacktman Focused – two collectively own 62%; Yacktman – two collectively own 49%. Transactions by these shareholders may have a material impact on their respective Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. Prior to June 29, 2012, the Predecessor Funds had a similar Investment Management Agreement with Yacktman Asset Management, Co.(“Yacktman Co.”). The Funds’ investment portfolios are managed by Yacktman Asset Management, L.P. (“Yacktman”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Yacktman with respect to each of the Funds. AMG indirectly owns a majority interest in Yacktman. Prior to June 29, 2012, Yacktman Co. served as the investment advisor to the Funds pursuant to an investment management agreement between Yacktman Co. and each of the Predecessor Funds.

Effective June 29, 2012, each Fund entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.03% of average net assets of each Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000 per annum. Prior to June 29, 2012, the predecessor Funds participated in a similar agreement with US Bancorp Fund Services, LLC.

The Funds are obligated by the Investment Management Agreement to pay the Investment Manager an annual management fee. The fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the period from June 29, 2012, to December 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Yacktman Focused – 1.00% of average daily net assets, Yacktman Fund – 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% of average daily net assets in excess of $1,000,000,000. Prior to June 29, 2012, the Predecessor Funds paid a management fee to Yacktman Co. at the same investment management fee rates.

Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Yacktman, Yacktman reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, and extraordinary expenses) to 1.25% of the Yacktman Focused Fund Service Class’ average daily net assets and 2.00% of the Yacktman Fund’s average daily net assets. Prior to June 29, 2012, the Predecessor Funds had similar arrangements in place.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the above percentages, based on each Fund’s average daily net assets. Prior to June 29, 2012, the Funds were not obligated to reimburse the Investment Advisor for any fees or expenses waived in previous years. For the year ended December 31, 2012, the Yacktman Fund operated below its expense limitation and had no reimbursements. For the year ended December 31, 2012, the Yacktman

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012 (continued)

Focused Fund’s components of reimbursement available is detailed in the following chart:

Yacktman Focused Fund Service Class
Reimbursement available 12/31/11	$—
Additional reimbursements	115,834
Repayments	—
Expired reimbursements	—

Reimbursement available 12/31/12	$115,834

Effective June 29, 2012, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. Effective June 29, 2012, two former Directors of the Predecessor Funds were retained as advisors (the “Advisors”) to the Board of Trustees for a two-year period. The Advisors each receive $50,000 annually, payable by the Funds. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds. Prior to June 29, 2012, the Directors of the Predecessor Funds were each paid $30,000 per year. Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangements discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Board has authorized Managers to enter into arrangements with one or more shareholder servicing agents who will provide shareholder services to the shareholders of the Funds. With respect to Service Class shares, the Board has authorized certain reimbursements to Managers so long as such payments do not exceed 0.20% with respect to each financial intermediary that services Service Class shareholder accounts and charges for such services. The actual expense and the impact on the expense ratios for the year ended December 31, 2012, was $11,140,607, or 0.18% for Yacktman Focused Service Class shares and $10,461,033, or 0.13% for Yacktman Service Class shares.

3. Line of Credit

Prior to June 29, 2012, Predecessor Funds had established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in each Fund’s respective portfolio as collateral. The LOC matured on March 31, 2012 for each of the Predecessor Funds. For The Yacktman Focused Fund, borrowing under the LOC was limited to the lesser of $15,000,000, 33 1/3% of the value of the assets of the Fund, or the sum of the value of certain assets of the Fund, as defined in the LOC. For The Yacktman Fund, borrowing under the LOC was limited to the lesser of $15,000,000, or 33 1/3% of the value of unencumbered assets of the Fund. The interest rate paid by the Funds on outstanding borrowings was equal to the Prime Rate, less 0.50%, or 2.75% as of March 31, 2012. For the period from January 1, 2012 through March 31, 2012, there were no borrowings for the Predecessor Funds.

4. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, for Yacktman Focused were $2,002,639,506 and $162,212,108, respectively; and for Yacktman Fund were $1,438,000,241 and $478,042,215, respectively. There were no purchases or sales of U.S. Government obligations for either Fund for the year ended December 31, 2012.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012 (continued)

6. Option Contracts Written

Yacktman Focused may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purposes consistent with the Fund’s investment objective. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended December 31, 2012, the Fund did not write any options.

7. New Accounting Pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

8. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Managers AMG Funds and the Shareholders of Yacktman Focused Fund (formerly The Yacktman Focused Fund) and Yacktman Fund (formerly The Yacktman Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Yacktman Focused Fund and Yacktman Fund (the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion. The statement of changes in net assets for the period ended December 31, 2011 and the financial highlights for the periods from December 31, 2008 through December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 23, 2012 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

ADDITIONAL INFORMATION

(unaudited)

Yacktman Focused Fund and Yacktman Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

For the year ended December 31, 2012, 100% and 100% of the distributions paid, for Yacktman Focused Fund and Yacktman Fund, respectively, qualify for the dividends-received deduction available to corporate shareholders.

For the year ended December 31, 2012, 100% and 100% of the distributions paid, for Yacktman Focused Fund and Yacktman Fund, respectively, are designated as qualified dividend income.

Pursuant to section 852 of the Internal Revenue Code, Yacktman Focused Fund and Yacktman Fund hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2012, $25,694,457 and $56,413,493, respectively, or, if subsequently determined to be different, the net capital gains of such year.

PROXY VOTING POLICIES

AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-835-3879 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Web site of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, is available without charge, upon request, by calling 1-800-835-3879 or by accessing the Web site of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be available on the Web site of the Securities and Exchange Commission at http://www.sec.gov.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

TRUSTEES AND OFFICERS (continued)

Name, Date of Birth, Number of Funds

Overseen in Fund Complex*

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Bruce B. Bingham, 12/01/48

•	Trustee since 2012

•	Oversees 37 Funds in Fund Complex

William E. Chapman, II, 9/23/41

•	Independent Chairman

•	Trustee since 1999

•	Oversees 37 Funds in Fund Complex

Edward J. Kaier, 9/23/45

•	Trustee since 1999

•	Oversees 37 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

•	Trustee since 2004

•	Oversees 37 Funds in Fund Complex

Eric Rakowski, 6/5/58

•	Trustee since 1999

•	Oversees 37 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

•	Trustee since 2004

•	Oversees 37 Funds in Fund Complex

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Partner, Hamilton Partners (real estate development firm) (1987-Present).

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 –Present); Trustee of Aston Funds (26 portfolios).

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

TRUSTEES AND OFFICERS (continued)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Christine C. Carsman, 4/2/52

•	Trustee since 2011

•	Oversees 37 Funds in Fund Complex

Officers

Keitha L. Kinne, 5/16/58

•	President since 2012

•	Chief Operating Officer since 2007

Lewis Collins, 2/22/66

•	Secretary since 2011

•	Chief Legal Officer since 2011

Donald S. Rumery, 5/29/58

•	Chief Financial Officer since 2007

•	Treasurer since 1999

John J. Ferencz, 3/09/62

•	Chief Compliance Officer since 2010

Michael S. Ponder, 9/12/73

•	Assistant Secretary since 2011

Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

TRUSTEES AND OFFICERS (continued)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*

Matthew B. Wallace, 11/24/80

•	Anti-Money Laundering Compliance Officer since 2012

Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

For Fund information and

shareholder services, call

1-800-457-6033

Web site: www.managersinvest.com

Managers

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

This report is submitted for the general information of shareholders of the Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds’ investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

AR071-1212

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
GW&K Municipal Enhanced Yield Fund	$36,321	$25,224
GW&K Small Cap Equity Fund	$23,242	$24,049
GW&K Municipal Bond Fund	$21,764	$22,246
Skyline Special Equities Portfolio Fund	$20,071	$22,261
TimesSquare Mid Cap Growth Fund	$58,101	$45,085
TimesSquare Small Cap Growth Fund	$36,829	$36,965
Renaissance Large Cap Growth Fund	$22,650	$21,381
Yacktman Focused Fund	$34,684	N/A
Yacktman Fund	$48,480	N/A

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
GW&K Municipal Enhanced Yield Fund	$7,750	$7,340
GW&K Small Cap Equity Fund	$7,000	$7,340
GW&K Municipal Bond Fund	$7,750	$7,340
Skyline Special Equities Portfolio	$7,000	$7,340
TimesSquare Mid Cap Growth Fund	$7,000	$7,340
TimesSquare Small Cap Growth Fund	$7,000	$7,340
Renaissance Large Cap Growth Fund	$7,000	$7,340
Yacktman Focused Fund	$7,750	N/A
Yacktman Fund	$7,750	N/A

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2012 and $0 for fiscal 2011, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2012 and 2011 for non-audit services rendered to the Funds and Fund Service Providers were $132,000 and $115,380, respectively. For the fiscal year ended December 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2011, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $64,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 11, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 11, 2013